UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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EOG Resources, Inc.
(Name of Registrant as Specified In Its Charter)

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2025

Proxy Statement and Notice of Annual Meeting

eog

Celebrating 25 Years

EOG Resources, Inc.

EOG Resources, Inc.

Notice of Annual Meeting of Stockholders

May 21, 2025

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2025 annual meeting of stockholders (“Annual Meeting”) of EOG Resources, Inc. will be held in a virtual-only format, via live webcast, on Wednesday, May 21, 2025 at 2:00 p.m., Central Time, for the following purposes:

1. To elect eight directors to hold office until the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2. To ratify the appointment by the Audit Committee of the Board of Directors of Deloitte & Touche LLP, independent registered public accounting firm, as our auditors for the year ending December 31, 2025;

3. To hold a non-binding advisory vote on executive compensation; and

4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Holders of record of our Common Stock as of the close of business on March 24, 2025 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. Beginning on or about March 28, 2025, the company is mailing a Notice Regarding the Availability of Proxy Materials (the “Notice”) to our stockholders of record as of the Record Date (but excluding those stockholders who have previously requested a printed copy of our proxy materials) containing instructions on how to access the proxy materials (including our 2024 annual report) via the Internet, as well as instructions on voting shares via the Internet. The Notice also contains instructions on how to request a printed copy of the proxy materials by mail or an electronic copy of the proxy materials by email.

Stockholders will not be able to attend the Annual Meeting in person. The Annual Meeting will be held at www.virtualshareholdermeeting.com/EOG2025. To participate in, and vote at, the live webcast of the Annual Meeting, you must enter the 16-digit control number included in the Notice, on your proxy card or in the voting instruction form provided to you with the proxy statement.

Whether or not stockholders plan to participate in the live webcast of the Annual Meeting, stockholders are encouraged to vote and submit their proxies in advance of the Annual Meeting via the Internet at www.proxyvote.com, using the instructions on the Notice or, if you received a printed copy of the proxy materials (which includes the proxy card), by signing and returning the proxy card in the pre-paid envelope provided or by voting via the Internet or by phone using the instructions provided on the proxy card.

By Order of the Board of Directors,

MICHAEL P. DONALDSON
Corporate Secretary

Houston, Texas

March 28, 2025

EOG Resources, Inc.

Proxy Statement

The accompanying form of proxy is solicited by the Board of Directors (“Board”) of EOG Resources, Inc. (“EOG,” “we,” “us,” “our” or “company”) to be used at our 2025 annual meeting of stockholders (“Annual Meeting”) to be held in a virtual-only format, via live webcast, on Wednesday, May 21, 2025 at 2:00 p.m., Central Time. The proxy materials, including this proxy statement, the accompanying notice of annual meeting of stockholders and form of proxy and our 2024 annual report, are being first distributed and made available to our stockholders on or about March 28, 2025.

Any stockholder giving a proxy may revoke it at any time provided written notice of the revocation is received by our Corporate Secretary (Michael P. Donaldson) before the proxy is voted; otherwise, if received prior to the Annual Meeting, properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy or, if no such instructions are given, in accordance with the recommendations of the Board described herein. Stockholders participating in the live webcast of the Annual Meeting may revoke their proxies and vote during the Annual Meeting via the meeting website.

You will not be able to attend the Annual Meeting in person. We believe the live-webcast format for the Annual Meeting will provide stockholders with a consistent experience and will allow you to participate in the Annual Meeting regardless of your location. You will be able to submit questions prior to, and during, the Annual Meeting via the meeting website.

You are entitled to participate in, and vote at, the live webcast of the Annual Meeting if you were a stockholder of record of our Common Stock as of the close of business on March 24, 2025 (the “Record Date”). The Annual Meeting will be held at www.virtualshareholdermeeting.com/EOG2025. To participate in, and vote at, the live webcast of the Annual Meeting, you must enter the 16-digit control number included in the Notice Regarding the Availability of Proxy Materials, on your proxy card or in the voting instruction form provided to you with this proxy statement. Further, to vote during the Annual Meeting, click the “Vote Now” button on the meeting website and follow the instructions provided. Guests without a control number may also participate in the Annual Meeting, but will not be permitted to vote or submit questions.

As part of the Annual Meeting, we will hold a live Q&A session during which we intend, time permitting, to answer questions submitted that are pertinent to EOG’s business and meeting matters. As noted above, you will be able to submit questions prior to, and during, the Annual Meeting by following the instructions available on the meeting website. Questions and answers may be grouped by topic and substantially similar questions will be grouped and answered once. Further, we reserve the right to edit or reject questions we deem inappropriate.

Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which will be available on the meeting website prior to, and during, the Annual Meeting.

You may log into the meeting website beginning at 1:30 p.m., Central Time, on May 21, 2025. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting. If you experience any technical difficulties accessing the meeting website, dial the toll-free technical support number posted on the meeting website log-in page for assistance. The meeting website is fully supported across browsers (Chrome, Firefox, Safari and Edge) and devices (desktops, laptops and cell phones) running the most updated version of applicable software and plug-ins.

If you are not able to participate in the Annual Meeting, a webcast playback will be available at www.virtualshareholdermeeting.com/EOG2025 approximately 24 hours after the completion of the Annual Meeting and for a period of 30 days thereafter.

Whether or not you plan to participate in the live webcast of the Annual Meeting, it is important that your shares be represented and voted. We encourage you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting further discussed below.

2025 PROXY STATEMENT 1

EOG RESOURCES, INC.

If you received a printed copy of the proxy materials, you also received a copy of our 2024 annual report. However, the 2024 annual report does not constitute a part of, and shall not be deemed incorporated by reference into, this proxy statement or the accompanying form of proxy.

In addition to solicitation by mail, certain of our officers and employees (or a duly appointed representative of EOG) may solicit the return of proxies personally or by telephone, electronic mail or facsimile. The cost of any solicitation of proxies will be borne by us. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of materials to, and solicitation of proxies from, the beneficial owners of our Common Stock held of record as of the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

In some cases, one paper copy of this proxy statement and the accompanying notice of annual meeting of stockholders and the 2024 annual report is being delivered to multiple stockholders sharing an address, at the request of such stockholders. We will deliver promptly, upon written or oral request, an additional paper copy of this proxy statement, the accompanying notice of annual meeting of stockholders and/or the 2024 annual report to such a stockholder at a shared address to which a single paper copy of such document was delivered.

Stockholders sharing an address who receive multiple printed copies of our proxy materials and who wish to receive a single printed copy of our proxy materials may also submit requests for delivery of a single paper copy of this proxy statement or the accompanying notice of annual meeting of stockholders or the 2024 annual report, but, in such event, will still receive separate forms of proxy for each account. To request separate or single delivery of these materials now or in the future, a stockholder may submit a written request to our Corporate Secretary (Michael P. Donaldson) at our principal executive offices at 1111 Bagby, Sky Lobby 2, Houston, Texas 77002, or a stockholder may make a request by calling our Corporate Secretary at (713) 651-7000.

A complete list of stockholders entitled to vote during the Annual Meeting will be available for inspection at our principal executive offices, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of 10 days prior to the Annual Meeting.

The mailing address of our principal executive offices is 1111 Bagby, Sky Lobby 2, Houston, Texas 77002.

2 EOG RESOURCES, INC.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 21, 2025

This proxy statement, the accompanying notice of annual meeting of stockholders and form of proxy and our 2024 annual report are available via the Internet at www.proxyvote.com. Pursuant to United States Securities and Exchange Commission (“SEC”) rules related to the Internet availability of proxy materials, we have elected to provide access to our proxy materials on the Internet instead of mailing a printed copy of the proxy materials to each stockholder of record. Therefore, stockholders will not receive printed copies of the proxy materials unless they request (or have previously requested) such form of delivery.

Accordingly, beginning on or about March 28, 2025, we are mailing a Notice Regarding the Availability of Proxy Materials (the “Notice”) to our stockholders of record as of the Record Date (but excluding those stockholders who have previously requested a printed copy of our proxy materials) in lieu of mailing the printed proxy materials. Instructions on how to access the proxy materials via the Internet, on voting shares via the Internet and on how to request a printed or electronic copy of the proxy materials may be found in the Notice. All stockholders will have the option to access our proxy materials on the website referred to above. Printed copies of the proxy materials will be provided upon request at no charge.

Stockholders may request to receive future proxy materials in printed form by mail or electronically by email on an ongoing basis, which request will remain in effect until the stockholder terminates such request.

Stockholders who do not expect to participate in the live webcast of the Annual Meeting are encouraged to vote in advance of the Annual Meeting via the Internet using the instructions on the Notice or, if you received a printed copy of the proxy materials (which includes the proxy card), by signing and returning the proxy card in the pre-paid envelope provided or by voting via the Internet or by phone using the instructions provided on the proxy card.

2025 PROXY STATEMENT 3

Voting Rights and Principal Stockholders

Holders of record of our Common Stock as of the Record Date will be entitled to one vote per share on all matters properly presented at the Annual Meeting. As of the Record Date, there were 551,544,404 shares of our Common Stock outstanding. Other than our Common Stock, we have no other voting securities currently outstanding.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein and do not have cumulative voting rights with respect to the election of directors.

Stock Ownership of Certain Beneficial Owners

The following table sets forth certain information regarding the beneficial ownership of our Common Stock by each person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 (as amended, “Exchange Act”)) whom we know beneficially owned more than 5% of our Common Stock, based on filings with the SEC as of March 15, 2025. We have prepared the table and the related notes below based on such filings with the SEC, and we have not sought to independently verify any of such information.

Name and Address of Beneficial Owner	Number of Shares	Percent of Class(a)

The Vanguard Group(b) 100 Vanguard Blvd. Malvern, PA 19355	54,128,920	9.71%

Capital World Investors(c) 333 South Hope Street, 55th Floor Los Angeles, CA 90071	43,788,191	7.86%

BlackRock, Inc.(d) 50 Hudson Yards New York, NY 10001	40,956,544	7.35%

State Street Corporation(e) State Street Financial Center One Congress Street, Suite 1 Boston, MA 02114	35,456,435	6.36%

Capital Research Global Investors(f) 333 South Hope Street, 55th Floor Los Angeles, CA 90071	32,495,293	5.83%

(a)	Based on 557,208,477 shares of our Common Stock outstanding as of December 31, 2024.

(b)

Based on its Schedule 13G/A filed on February 13, 2024 with respect to its beneficial ownership of our Common Stock as of December 31, 2023, The Vanguard Group has sole dispositive power with respect to 51,606,020 shares, shared voting power with respect to 737,544 shares and shared dispositive power with respect to 2,522,900 shares.

(c)

Based on its Schedule 13G filed on November 13, 2024 with respect to its beneficial ownership of our Common Stock as of September 30, 2024, Capital World Investors has sole voting power with respect to 43,530,731 shares and sole dispositive power with respect to 43,788,191 shares.

(d)

Based on its Schedule 13G/A filed on January 26, 2024 with respect to its beneficial ownership of our Common Stock as of December 31, 2023, BlackRock, Inc. has sole voting power with respect to 37,229,599 shares and sole dispositive power with respect to 40,956,544 shares.

(e)

Based on its Schedule 13G/A filed on January 29, 2024 with respect to its beneficial ownership of our Common Stock as of December 31, 2023, State Street Corporation has shared voting power with respect to 26,493,920 shares and shared dispositive power with respect to 35,436,238 shares.

(f)

Based on its Schedule 13G filed on November 12, 2024 with respect to its beneficial ownership of our Common Stock as of September 30, 2024, Capital Research Global Investors has sole voting power with respect to 32,475,340 shares and sole dispositive power with respect to 32,495,293 shares.

4 EOG RESOURCES, INC.

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Stock Ownership of the Board and Management

The following table sets forth certain information regarding the ownership of our Common Stock by (1) each director and director nominee of EOG, (2) each Named Executive Officer of EOG named in the “Summary Compensation Table” in the “Executive Compensation” section below and (3) all current directors and executive officers of EOG as a group, in each case as of March 15, 2025. Under Rule 13d-3 under the Exchange Act, a person shall be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days. May 14, 2025 is the date 60 days from March 15, 2025, the date as of which ownership is reported in this table.

Name	Shares Beneficially Owned(a)	Stock-Settled Stock Appreciation Rights Exercisable by 5-14-25(b)	Total Beneficial Ownership	Restricted Stock Units, Performance Units and Phantom Shares(c)	Total Ownership(d)

Janet F. Clark	0	0	0	43,857	43,857

Charles R. Crisp	20,423	0	20,423	41,062	61,485

Robert P. Daniels	0	0	0	28,584	28,584

Michael P. Donaldson	86,320	0	86,320	93,666	179,986

Lynn A. Dugle	0	0	0	3,957	3,957

C. Christopher Gaut	500	0	500	18,211	18,711

Lloyd W. Helms, Jr.(e)	127,832	0	127,832	58,073	185,905

Ann D. Janssen	81,587	8,131	89,718	30,422	120,140

Michael T. Kerr	168,250	0	168,250	17,302	185,552

Jeffrey R. Leitzell	51,150	7,031	58,181	41,862	100,043

Julie J. Robertson	12,133	0	12,133	1,589	13,722

Donald F. Textor(f)	68,651	0	68,651	110,276	178,927

Ezra Y. Yacob	218,076	0	218,076	147,430	365,506

All current directors and executive officers as a group (12 in number)	707,090	15,162	722,252	578,218	1,300,470

(a)

Includes (1) shares for which the person directly or indirectly has sole or shared voting or investment power; (2) shares of restricted stock held under the EOG Resources, Inc. 2021 Omnibus Equity Compensation Plan (“2021 Stock Plan”) for which the participant has sole voting power and no investment power until such shares vest in accordance with the provisions of the 2021 Stock Plan; (3) shares of our Common Stock that would be received upon the vesting of restricted stock units (“RSUs”) held under the 2021 Stock Plan on or before May 14, 2025; and (4) shares of our Common Stock that would be received upon the vesting of performance units held under the 2021 Stock Plan on or before May 14, 2025.

(b)

The shares shown in this column, which are not reflected in the adjacent column entitled “Shares Beneficially Owned,” consist of shares of our Common Stock that would be received upon the exercise of stock-settled stock appreciation rights (“SARs”) held under the Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan (“2008 Stock Plan”) or the 2021 Stock Plan by the individuals shown that are exercisable on or before May 14, 2025, based on, for purposes of this table, the closing price of our Common Stock on the New York Stock Exchange (“NYSE”) of $123.92 per share on March 14, 2025, net of a number of shares equal to the minimum statutory tax withholding requirements with respect to such exercise (which shares would be deemed forfeited in satisfaction of such taxes). The shares shown in this column are “beneficially owned” under Rule 13d-3 under the Exchange Act.

(c)

Includes (1) RSUs held under the 2021 Stock Plan vesting after May 14, 2025 for which the participant has no voting or investment power until such units vest and are released as shares of our Common Stock in accordance with the provisions of the 2021 Stock Plan; (2) RSUs with performance-based conditions (also referred to herein as “performance units”) (assuming a performance multiple of 100%) held under the 2021 Stock Plan vesting after May 14, 2025 for which the participant has no voting or investment power until such units vest and are released as shares of our Common Stock in accordance with the provisions of the 2021 Stock Plan; and (3) phantom shares held in the individual’s phantom stock account under the EOG Resources, Inc. 409A Deferred Compensation Plan (as amended, the “Deferral Plan”) for which the individual has no voting or investment power until such phantom shares are released as shares of our Common Stock in accordance with the provisions of the Deferral Plan and the individual’s deferral election. Because such units and shares will not vest or be released on or before May 14, 2025, the units and shares shown in this column are not “beneficially owned” under Rule 13d-3 under the Exchange Act.

(d)

None of our directors or Named Executive Officers beneficially owned, as of March 15, 2025, more than 1% of the shares of our Common Stock outstanding as of March 15, 2025. Based on 551,544,920 shares of our Common Stock outstanding as of March 15, 2025, our current directors and executive officers as a group (12 in number) beneficially owned approximately 0.1% of the shares of our Common Stock outstanding as of March 15, 2025 and had total ownership of approximately 0.2% of the shares of our Common Stock outstanding as of March 15, 2025.

(e)	As previously announced by EOG, Mr. Helms retired as President of EOG (and as an executive officer of EOG), effective May 31, 2024.

(f)

As previously announced by EOG, Mr. Textor is retiring from the Board and will not stand for re-election as a director at the Annual Meeting; his current term will expire in conjunction with the Annual Meeting.

2025 PROXY STATEMENT 5

Corporate Governance

Board of Directors

Board Composition

As previously announced, Mr. Textor is retiring from the Board and will not stand for re-election as a director at the Annual Meeting; his current term will expire in conjunction with the Annual Meeting. Mr. Textor’s decision to retire and not stand for re-election is not as a result of any disagreement with EOG. The Board currently has nine members and, upon Mr. Textor’s retirement from the Board in conjunction with the Annual Meeting, will have eight members.

In evaluating the composition of our Board and Board committees and considering individual director nominees and Board committee appointments, our Nominating, Governance and Sustainability Committee (“Nominating Committee”) seeks to achieve a balance of knowledge, experience and capability on the Board and Board committees and to identify individuals who can effectively assist EOG in achieving our short-term and long-term goals, protecting our stockholders’ interests and creating and enhancing value for our stockholders. In so doing, the Nominating Committee considers, among other things, a person’s attributes (e.g., professional experience, skills and background) as a whole and does not necessarily attribute greater weight to any one attribute.

In evaluating prospective candidates, the Nominating Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills as well as other credentials and qualifications, including, but not limited to, the credentials and qualifications set forth in our Corporate Governance Guidelines with respect to director age, director independence and director service on the boards of directors of other public companies.

In addition, the Nominating Committee will consider whether such individual is willing and able to commit the time necessary for Board and Board committee service. The Nominating Committee also evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals who can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their experience in various areas.

Our Corporate Governance Guidelines, which are available at www.eogresources.com/company/board-of-directors, mandate that:

•

the Nominating Committee shall annually evaluate and determine whether it is appropriate for any director having reached 80 years of age to stand for re-election as a director of the company at the end of his or her current term;

•	at least three-fifths of our directors must meet the criteria for independence required by the NYSE, the SEC and our bylaws; and

•	no non-employee director may serve on the board of directors of more than four other public companies, and our CEO may not serve on the board of directors of more than two other public companies.

We believe our current directors possess varied professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and, collectively, valuable knowledge of our business and of the oil and gas industry. Key skills and areas of experience our directors bring to the Board are illustrated in the skills and experience matrix set forth under “Item 1. Election of Directors” below.

6 EOG RESOURCES, INC.

CORPORATE GOVERNANCE

In addition, we believe our director nominees reflect an appropriate balance between newer and longer-tenured directors. The charts below reflect the demographics and tenure of our director nominees as of May 21, 2025 (the date of our Annual Meeting). The average tenure of our directors as of May 21, 2025 (the date of our Annual Meeting) will be 8.3 years.

BOARD TENURE
0-5.9 Years
6-10.9 Years
11+ Years
25.0%
37.5%
37.5%

Board and Committee Evaluation Process

Our Board recognizes that a robust evaluation process is an essential component of good corporate governance and Board effectiveness. Our Board and Board committees each conduct an annual self-evaluation to determine whether the Board and the committees are functioning effectively. The Nominating Committee is responsible for overseeing the Board’s annual self-evaluation. As part of its self-evaluation, each Board committee annually reviews and reassesses the adequacy of its responsibilities and recommends any proposed changes to the Board for approval. The annual self-evaluation processes facilitate constructive feedback and discussion at all levels of the Board, including with respect to Board composition and refreshment, and helps enhance the Board’s overall effectiveness and efficiency.

Board Refreshment

Our Board recognizes that periodic refreshment can help ensure that (i) fresh ideas and viewpoints are available to our Board and (ii) our Board composition appropriately serves EOG’s current and evolving strategic and operational needs. Accordingly, in the last six years, we have appointed four new directors to our Board: Ms. Robertson (in 2019), Mr. Kerr (in 2020), Mr. Yacob (in 2021) and Ms. Dugle (in 2023).

As set forth in our Corporate Governance Guidelines, our Board believes that fixed term limits for directors may result in EOG losing the valuable contributions and insights of our longer-tenured directors who develop, over time, in-depth knowledge of our business, operations, strategy and policies and, as a result, continue to make important contributions to our Board and Board committees. While EOG does not have a mandatory retirement age for directors, any director having reached 80 years of age shall discuss with the Chairman of the Board and the Nominating Committee, and the Nominating Committee shall affirmatively determine, whether it is appropriate for such director to stand for re-election at the end of his or her current term.

As an alternative to term limits for directors, the Nominating Committee annually reviews each director’s continuation on the Board and regularly assesses the appropriate size of the Board. Our Board and the Nominating Committee also regularly review the composition, performance and skill sets of the Board and Board committees. In addition, in evaluating each director’s time commitments overall, our Board and the Nominating Committee consider each director’s service on other boards (if any) with a view to the numerical limitations on other board service set forth in our Corporate Governance Guidelines and described above.

In deciding the Board’s priorities for further refreshment, our Board and the Nominating Committee take into account, among other factors, the results of the Board and Board committee self-evaluations; the current composition of the Board; the areas of experience and skill sets of our directors; and the attributes of potential director candidates.

The Board and the Nominating Committee also actively seek to create a pipeline of individuals qualified to become Board members, including candidates with varied backgrounds, skills and areas of experience.

2025 PROXY STATEMENT 7

CORPORATE GOVERNANCE

The Nominating Committee uses a variety of methods for identifying and evaluating director nominees and considers various potential candidates for directorships. Candidates may come to the attention of the Nominating Committee through current or former directors, members of executive management, other sources of referral or EOG’s contacts in the business and other professional communities. These candidates may be evaluated at regular or special meetings of the Nominating Committee and may be considered at any point during the year.

When appropriate and at its discretion, the Nominating Committee may retain a search firm to assist in identifying candidates for the Board. In such instance, and consistent with the charter of the Nominating Committee and our Corporate Governance Guidelines, such search firm will be instructed to include qualified women and minority candidates as part of the pool of potential candidates for consideration by the Board and the Nominating Committee.

In addition, the Nominating Committee will consider nominees recommended by stockholders in accordance with the procedures outlined under “Stockholder Proposals and Director Nominations — Nominations for 2026 Annual Meeting of Stockholders and for Any Special Meetings of Stockholders” below. The Nominating Committee will evaluate such nominees according to the same criteria, and in the same manner, as any other director nominee.

Upon Mr. Textor’s retirement from the Board in conjunction with the Annual Meeting, our Board will have eight directors. While our Board has no current plans to increase its size, if the Board determines that it is appropriate to add a director, the Nominating Committee will take into account each candidate’s professional experience, skills and background, the credentials and qualifications set forth in our Corporate Governance Guidelines and the other attributes and factors described above, in evaluating candidates.

Director Independence

The Board has affirmatively determined that eight of our nine current directors, namely Mses. Clark, Dugle and Robertson and Messrs. Crisp, Daniels, Gaut, Kerr and Textor, have no direct or indirect material relationship with EOG and thus meet the criteria for independence of Article III, Section 12 of our bylaws, which are available on our website at www.eogresources.com/company/board-of-directors, as well as the independence requirements of the NYSE and the SEC.

In assessing director independence, the Board considered, among other matters, the nature and extent of any business relationships, including transactions conducted, between (i) EOG and each director, (ii) EOG and an immediate family member of a director and (iii) EOG and any organization for which one of our directors or an immediate family member is a director, executive officer or is otherwise affiliated. Specifically, the Board considered, among other things, (1) various transactions in connection with the exploration and production of crude oil and natural gas, such as payments for midstream services (i.e., gathering, processing and transportation-related services) or oilfield services (including related equipment and supplies) and payments for crude oil and natural gas, between EOG and certain entities engaged in certain aspects of the oil and gas business with which one of our directors is a director or is otherwise directly or indirectly affiliated, (2) any payments of dues or contributions to certain not-for-profit entities (such as trade associations) with which one of our directors or an immediate family member is affiliated and (3) any relationships (employment, contractual or otherwise) between EOG and immediate family members of directors.

Except with respect to Mr. Yacob, the Board has determined that all such relationships and transactions that it considered were not material relationships or transactions with EOG and did not impair the independence of our directors. The Board has determined that Mr. Yacob is not independent because he is our Chief Executive Officer (“CEO”).

Director Skills and Experience Matrix; Director Tenure and Demographics

Please see “Item 1. Election of Directors” below for a description of certain key skills and areas of experience that we believe are relevant to our business, and an accompanying matrix setting forth the skills and areas of experience possessed by each of our director nominees. Also included in “Item 1. Election of Directors” below (and above under “Board Composition”) are charts regarding the tenure and demographics of our director nominees.

8 EOG RESOURCES, INC.

CORPORATE GOVERNANCE

Meetings

The Board held eight meetings during the year ended December 31, 2024.

Each director attended at least 75% of the total number of meetings of the Board and Board committees on which the director served. Our directors are expected to attend our annual meeting of stockholders. All of our directors attended our 2024 annual meeting of stockholders.

Executive Sessions of Non-Employee Directors

Our Corporate Governance Guidelines provide that all non-management directors will meet in executive session at least quarterly, and the presiding director will preside at such sessions. The presiding director also has the authority to call, and establish the agenda for, additional meetings of the non-management directors.

Our non-employee directors held eight executive sessions during the year ended December 31, 2024. Mses. Clark, Dugle and Robertson and Messrs. Crisp, Daniels, Gaut, Kerr and Textor attended each of the eight executive sessions.

Mr. Daniels (i) was appointed by the non-employee directors as the presiding director for the executive sessions in 2024 and (ii) has been appointed by the non-employee directors as the presiding director for executive sessions in 2025 as well. As discussed below, the presiding director is elected annually by and from the non-employee directors of our Board.

Board Leadership Structure

The Board does not have a policy on whether or not the roles of Chairman of the Board and CEO should be separate or combined and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. The directors serving on our Board possess considerable professional and industry experience, significant and varied experience as directors of both public and private companies and a unique knowledge of the challenges and opportunities that EOG faces. As such, the Board believes that it is in the best position to evaluate the needs of EOG and to determine how best to organize EOG’s leadership structure to meet those needs.

The Board believes that the most effective leadership structure for EOG at the present time is for Mr. Yacob to serve as both Chairman of the Board and CEO. This model makes clear that the Chairman of the Board and CEO is responsible for managing our business, under the oversight and review of our Board. This structure also enables our CEO to act as a bridge between management and the Board, helping both to act with a common purpose.

Further, we believe that combining the roles of Chairman of the Board and CEO enhances the Board’s administration of its risk oversight function because, through his role as Chairman of the Board, and based on his experience with the daily management of our business as our CEO and previously as our President and in other leadership positions, Mr. Yacob provides the Board with valuable insight on risk oversight.

Mr. Yacob has been our Chairman of the Board and CEO since October 2022 and has been with EOG for over 19 years. Prior to becoming our Chairman of the Board and CEO, Mr. Yacob had served as CEO of the company from October 2021 through September 2022, and as President of the company from January 2021 through September 2021. Prior to January 2021, Mr. Yacob served in various leadership positions at EOG, including leadership positions in our Houston, Texas headquarters office and leadership positions in our Fort Worth, Texas and Midland, Texas offices, where he was instrumental in EOG’s successful exploration, development and exploitation of various key resource plays.

2025 PROXY STATEMENT 9

CORPORATE GOVERNANCE

Independent Oversight

The Board believes that there is substantial independent oversight of EOG’s management and a strong counterbalancing governance structure in place, as demonstrated by the following:

An independent presiding director

The presiding director is elected annually by and from the independent, non-management directors of our Board. Our Board believes that the presiding director serves a valuable role in the overall leadership of the Board by providing additional oversight of our management. The presiding director has clearly defined leadership authority and responsibilities, which are described in our Corporate Governance Guidelines and which include:

• presiding at all meetings of the Board at which the Chairman of the Board is not present as well as at executive sessions of the non-employee directors;

• serving as liaison between the Chairman of the Board and our other executive officers and our non-employee directors;

• briefing our Chairman of the Board and other executive officers, as needed or appropriate, on matters discussed in the executive sessions; and

• leading the Board’s annual self-evaluation. Our presiding director establishes the agenda for the executive sessions of the non-employee directors and has the authority to call, and establish the agenda for, additional meetings of the non-employee directors.

In addition, our presiding director is afforded direct and complete access to our CEO at any time as the presiding director deems necessary or appropriate, and he is available for direct communication with our stockholders as described under “Stockholder Communications with the Board” below.

A substantial majority of independent directors

Eight of our current nine directors meet the criteria for independence required by the NYSE, the SEC and our bylaws; only Mr. Yacob is deemed not independent. Our Corporate Governance Guidelines also provide that at least three-fifths of our directors must meet such independence standards.

Key committees comprised solely of independent directors

Our Audit Committee, Compensation and Human Resources Committee (“Compensation Committee”) and Nominating Committee are each comprised solely of independent directors. Each of our non-employee directors serves on each of the committees.

Non-employee directors meet regularly

Our non-employee directors typically meet in executive session without our employee director (Mr. Yacob) at each regularly scheduled Board meeting. Our non-employee directors held eight executive sessions during the year ended December 31, 2024. As noted above, such executive sessions are chaired by the independent presiding director.

Annual director elections

Our stockholders provide balance to the corporate governance process in that each year each director is elected pursuant to the majority voting provisions in our bylaws. Our stockholders may also communicate directly with the presiding director or any other director, as described under “Stockholder Communications with the Board” below.

10 EOG RESOURCES, INC.

CORPORATE GOVERNANCE

Role of Board and Board Committees in Risk Oversight

Our Board retains primary responsibility for risk oversight and, in overseeing our enterprise risk management, is assisted by our Audit Committee. To help ensure that the Board has a broad view of our overall risk management program, the Board regularly reviews our long-term strategic plans. The principal issues and risks that we may face in executing those plans are evaluated along with the processes through which we identify, assess, manage and mitigate risks.

Our Board committees consider specific areas of risk inherent in their respective areas of oversight and report to the full Board regarding their activities. For example, our Audit Committee periodically discusses with management our major financial and other risk exposures and the steps management has taken to assess, monitor and manage such exposures. In addition, as part of its oversight responsibility, our Audit Committee oversees our policies, strategies and initiatives for mitigating cybersecurity and information technology risks and receives reports from our management, including the assessments performed regarding EOG’s cybersecurity technologies, controls and procedures.

Our Compensation Committee incorporates risk considerations, including any risks that may be presented by our compensation and human capital management strategies, policies and practices, as it evaluates the performance of our CEO and other executive officers, determines our executive and director compensation arrangements and evaluates our compensation policies and practices and other human capital management matters.

Our Nominating Committee focuses on issues relating to Board and Board committee composition and provides oversight with respect to environmental compliance, safety and sustainability-related matters as well as our trade association and political activities.

To assist our Board and Board committees in carrying out their oversight responsibilities, members of our management, as part of our overall risk management program, regularly report to the Board and our Board committees on areas of risk to our company. For example, to assist our Board and Board committees in carrying out their oversight responsibilities with respect to climate change-related risks, members of our management report on our safety and environmental performance, climate-related scenario analyses, sustainability disclosures and stakeholder feedback on environmental and safety matters and other issues, in addition to reviewing trends and other industry information.

Director Orientation and Continuing Education

In accordance with our Corporate Governance Guidelines, all new EOG directors participate in a company orientation program promptly after his or her election or appointment to our Board. Such orientation includes presentations by our senior management to familiarize new directors with our business and operations; our corporate governance structure and related policies; financial, accounting, internal audit, legal and financial reporting matters (including our risk management and compliance programs and policies); our investor relations and stakeholder engagement functions; and human capital management/human resources matters (including our compensation policies and practices).

Members of our senior management also present and discuss emerging topics with the Board throughout the year, including regulatory and corporate governance developments, risk management-related topics and environmental and safety matters. Such continuing director education also includes outside speakers on selected topics, and we make available news articles and analyst publications relevant to EOG and the exploration and production industry to our directors on a periodic basis. In addition, our directors are invited to our annual management conference, at which our operations and headquarters personnel present on various topics relevant to EOG’s business and operations.

In addition, our Board encourages directors to pursue external continuing education opportunities with respect to the responsibilities of directors of public companies. As is stated in our Corporate Governance Guidelines, we will reimburse directors for reasonable expenses incurred in connection with such external continuing education.

2025 PROXY STATEMENT 11

CORPORATE GOVERNANCE

Committees of the Board

The Board has three standing committees: Nominating; Audit; and Compensation. Each Board committee is comprised exclusively of independent directors. The charter for each committee of the Board identified below is available on our website at www.eogresources.com/company/board-of-directors. Copies of the committee charters are also available upon written request to our Corporate Secretary (Michael P. Donaldson).

The tables below describe each committee’s membership, primary responsibilities and meetings held in 2024.

Nominating, Governance and Sustainability Committee

Members Janet Clark (Chair) Charles Crisp Robert Daniels Lynn Dugle Christopher Gaut Michael Kerr Julie Robertson Donald Textor Meetings 4

Primary Responsibilities

•  identify individuals qualified to become Board members, consistent with criteria approved by the Board

•  recommend to the Board the director nominees for our next annual meeting of stockholders

•  recommend to the Board director nominees (including chairpersons) for each of our Board committees

•  provide oversight and guidance with respect to environmental compliance, safety and sustainability-related matters and our annual Sustainability Report

•  develop and recommend to the Board our Corporate Governance Guidelines

•  provide oversight with respect to our trade association and political activities

Audit Committee

Members(a) Christopher Gaut (Chair)(b) Janet Clark(b) Charles Crisp Robert Daniels Lynn Dugle Michael Kerr(b) Julie Robertson Donald Textor(b) Meetings 8

Primary Responsibilities

•  provide oversight of:

–  our financial reporting and disclosure processes and system of internal controls,

–  the audits and reviews of our financial statements,

–  the performance of our internal audit function and

–  our oil and gas reserves determination process, including the engagement of, and performance of, our independent petroleum consultants

•  appoint, compensate and oversee our independent auditors, including evaluating the qualifications, performance and independence of our independent auditors

•  oversight of our enterprise risk management and our guidelines and policies with respect to business conduct and ethics and compliance with legal and regulatory requirements

•  review and approval of the annual Report of the Audit Committee that is included in this proxy statement

(a)

The Board has selected the members of the Audit Committee based on the Board’s determination that the members are each “financially literate” in satisfaction of the NYSE requirement for listed company audit committee members.

(b)

Indicates accounting or related financial management expertise in accordance with the requirements of the NYSE and designation by the Board as an “audit committee financial expert” (as defined in the SEC rules).

12 EOG RESOURCES, INC.

CORPORATE GOVERNANCE

Compensation and Human Resources Committee

Members(a) Julie Robertson (Chair) Janet Clark Charles Crisp Robert Daniels Lynn Dugle Christopher Gaut Michael Kerr Donald Textor Meetings 5

Primary Responsibilities

•  approval and evaluation of the compensation arrangements for our executive officers and directors and our related plans, policies and programs

•  review the disclosures in our Compensation Discussion and Analysis and provide the annual Compensation and Human Resources Committee Report, both of which are included in this proxy statement

•  administration of our stock compensation plans

•  oversight and review of the company’s human capital management matters and related strategies, programs, policies and procedures

•  review the relationship between our risk management policies and compensation policies and practices and make a determination as to whether any of our compensation policies or practices expose us to risks

(a)	All of the members of the Compensation Committee qualify as “Non-Employee Directors” under Rule 16b-3 under the Exchange Act.

Compensation Committee Interlocks and Insider Participation

Mses. Robertson (Chairperson), Clark and Dugle and Messrs. Crisp, Daniels, Gaut, Kerr and Textor serve as members of the Compensation Committee and none of them is a current or former officer or employee of EOG. During the year ended December 31, 2024, none of our executive officers served as a director or member of the compensation committee (or other committee of the board performing equivalent functions) of another entity where an executive officer of such entity served as a director of EOG or on our Compensation Committee.

Stockholder Communications with the Board

Pursuant to the process adopted by the Board, our stockholders and other interested parties may communicate with members of the Board by submitting such communications in writing to our Corporate Secretary (Michael P. Donaldson), who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received in a log established for that purpose, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Corporate Secretary will not open the communication, but will note the date the communication was received in a log established for that purpose and promptly forward the communication to the director(s) to whom it is addressed. Further information regarding this process can be found on our website at www.eogresources.com/company/board-of-directors.

Our stockholders and other interested parties can also communicate directly with the presiding director for the executive sessions of the non-employee directors, or the non-employee directors as a group, using the same procedure outlined above for general communications with the Board, except any such communication should be addressed to the presiding director or to the non-employee directors as a group, as appropriate.

Environmental, Safety and Sustainability-Related Matters

Engagement with Stockholders

EOG is committed to open, collaborative communications with our stockholders, transparency and providing our stockholders with the ability to effectively voice their opinions and provide feedback. We engage in substantial, collaborative discussions and correspondence with various EOG stockholders regarding a range of

2025 PROXY STATEMENT 13

CORPORATE GOVERNANCE

environmental, safety and sustainability-related topics as well as other topics, such as our community engagement activities and human capital management initiatives. In addition, we have maintained a productive, ongoing dialogue with our investors regarding our public disclosures addressing such topics. EOG intends to continue engaging in such discussions and correspondence with our stockholders and to periodically update and expand our related public disclosures, as needed.

2023 Sustainability Report

Our 2023 Sustainability Report, published in October 2024, details our 2023 activities and accomplishments, including achieving our near-term emissions targets, and areas of focus moving forward. The report also reflects our ongoing commitment to transparency and enhancing our environmental, safety and sustainability-related disclosures. Subjects featured highlight EOG’s decentralized structure and focus on enabling innovation. Our 2023 Sustainability Report reflects the contributions of many employees across multiple functions throughout the company and, we believe, is a great example of EOG’s multi-disciplinary teamwork, culture and our commitment to sustainability.

Our 2023 Sustainability Report and our 2023 EEO-1 report are each available in the “Sustainability” section of our corporate website. Our 2024 Sustainability Report (to be published in the second half of 2025) will contain updated narrative and quantitative disclosures regarding our environmental, safety and sustainability-related activities.

2025 Safety and Environmental Goals for Executive Compensation

As further discussed in the “Compensation Discussion and Analysis” section below, as part of our compensation program, EOG’s executive officers are eligible to receive annual bonuses under the EOG Resources, Inc. Second Amended and Restated Annual Bonus Plan (“Annual Bonus Plan”) based on the achievement of financial, strategic, operational and organizational goals established by the Compensation Committee.

These goals have historically included goals focused on our continued commitment to strong safety and environmental performance, including, beginning with our goals for 2020 and based on stockholder feedback, a separately weighted safety and environmental goal based on specified performance metrics.

The separately weighted safety and environmental goals established for 2024 encompassed our total recordable incident rate, severity index rate, safety leadership program attendance, oil spill and oil recovery rates, GHG and flaring emissions intensity rates, methane emissions percentage and wellhead gas capture rate, in each case with specified target performance as further discussed in the “Annual Bonus” discussion below, and with the safety performance metrics collectively weighted 7.5% and the environmental performance metrics collectively weighted 7.5%.

To evaluate our 2025 performance, the Compensation Committee has again established separate safety and environmental goals, each weighted 7.5%, based on specified performance metrics. The safety performance metrics include our total recordable incident rate, severity index rate and safety leadership program attendance, and the environmental performance metrics include our oil spill and oil recovery rates, GHG and flaring emissions intensity rates, methane emissions percentage and wellhead gas capture rate.

Please see the “Glossary of Terms” included in Annex A for definitions of certain of the terms used above.

14 EOG RESOURCES, INC.

CORPORATE GOVERNANCE

Codes of Conduct and Ethics and Corporate Governance Guidelines

Pursuant to NYSE and SEC rules, we have adopted a Code of Business Conduct and Ethics (“Code of Conduct”) that applies to all of our directors, officers and employees, and a Code of Ethics for Senior Financial Officers (“Code of Ethics”) that applies to our principal executive officer, principal financial officer, principal accounting officer and controllers.

You can access our Code of Conduct and Code of Ethics on our website at www.eogresources.com/company/board-of-directors, and any stockholder who so requests may obtain a copy of our Code of Conduct or Code of Ethics by submitting a written request to our Corporate Secretary (Michael P. Donaldson). We intend to disclose any amendments to our Code of Conduct or Code of Ethics and any waivers with respect to our Code of Conduct or Code of Ethics granted to our principal executive officer, our principal financial officer, our principal accounting officer, any of our controllers or any of our other employees performing similar functions on our website at www.eogresources.com within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our Code of Conduct or our Code of Ethics to any such officers or employees or to any of our directors.

Further, we have adopted, pursuant to NYSE rules, Corporate Governance Guidelines, which may be accessed on our website at www.eogresources.com/company/board-of-directors. Any stockholder may obtain a copy of our Corporate Governance Guidelines by submitting a written request to our Corporate Secretary.

2025 PROXY STATEMENT 15

Report of the Audit Committee

In connection with the fiscal year 2024 audited financial statements of EOG Resources, Inc. (“EOG”), the Audit Committee of the Board of Directors of EOG, during its February 2025 meeting, (1) reviewed and discussed the audited financial statements with EOG’s management; (2) discussed with EOG’s independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the United States Securities and Exchange Commission; (3) received the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by EOG’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements for fiscal year 2024 be included in EOG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the United States Securities and Exchange Commission.

AUDIT COMMITTEE

C. Christopher Gaut, Chairman
Janet F. Clark
Charles R. Crisp
Robert P. Daniels
Lynn A. Dugle
Michael T. Kerr
Julie J. Robertson
Donald F. Textor

Compensation and Human Resources Committee Report

The Compensation and Human Resources Committee, in connection with its February 2025 meeting, has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. Based on such review and discussions, the Compensation and Human Resources Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the Compensation Discussion and Analysis be included in the proxy statement relating to the 2025 Annual Meeting of Stockholders.

COMPENSATION AND HUMAN RESOURCES COMMITTEE

Julie J. Robertson, Chairperson
Janet F. Clark
Charles R. Crisp
Robert P. Daniels
Lynn A. Dugle
C. Christopher Gaut
Michael T. Kerr
Donald F. Textor

16 EOG RESOURCES, INC.

Compensation Discussion and Analysis

In this Compensation Discussion and Analysis section, in the executive compensation tables and notes thereto in the “Executive Compensation” section below and elsewhere in this proxy statement, “Named Executive Officers” or “NEOs” refers to the following individuals:

Name	Job Title

Ezra Y. Yacob	Chairman of the Board and Chief Executive Officer

Ann D. Janssen	Executive Vice President and Chief Financial Officer

Jeffrey R. Leitzell	Executive Vice President and Chief Operating Officer

Michael P. Donaldson	Executive Vice President, General Counsel and Corporate Secretary

Lloyd W. Helms, Jr.	Former President (retired May 31, 2024)

Additionally, (1) “peer group,” “peer companies,” “peer group companies” or similar phrases refers to the companies identified under “Compensation Process — Compensation Assessment Tools” below, except as otherwise specified or indicated herein; and (2) certain of the measures referenced below and identified with an asterisk (*) are non-GAAP measures, for which reconciliations to comparable GAAP measures and related definitions and discussion are included in Annex A. A glossary of certain terms is also included in Annex A.

Executive Transitions

•	The Board appointed Ms. Janssen as EOG’s Executive Vice President and Chief Financial Officer and principal financial officer, effective January 1, 2024.

•	Effective May 31, 2024, Mr. Helms retired as President of EOG.

2025 PROXY STATEMENT 17

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

This Compensation Discussion and Analysis focuses on EOG’s 2024 compensation programs, actions and outcomes relative to our 2024 performance. The Compensation Committee believes that our executive management team continues to foster a unique culture that has firmly established EOG as a leader in the exploration and production industry and supports our strategy to maximize long-term stockholder value. Our decentralized structure supports EOG’s culture of continuous improvement and innovation and creates a sustainable competitive advantage for EOG. We are focused on being among the highest return and lowest cost producers, committed to strong environmental performance and playing a significant role in the long-term future of energy. Our key strategic priorities include:

Capital Discipline

•  Returns-focused investments guided by bottom-cycle prices

•  Pristine balance sheet and significant free cash flow* generation

•  Sustainable, growing regular dividend anchors commitment to return minimum 70% of annual free cash flow*

•  Reinvestment pace supports continuous improvement across multi-basin portfolio

Operational Excellence

•  Organic exploration maintains low cost, high quality, multi-basin inventory

•  Superior in-house technical expertise, proprietary information technology and self-sourced materials support well performance & cost control

•  Product, geographic and pricing diversification enhances margins

Sustainability • Committed to safe operations, leading environmental performance and community engagement • Strategic emissions reduction pathways

Culture

•  Decentralized, non-bureaucratic structure enables value creation in the field, at the asset level

•  Collaborative, multi-disciplinary teams drive innovation

•  Technology leadership and real-time, data-driven decision making

In 2024, we continued to deliver on our strategy of creating sustainable value for stockholders with operational and financial results exceeding our objectives. The following are key highlights of our achievements in 2024:

•	Earned adjusted net income* of $6.6 billion and a return on capital employed (ROCE)* of 25%

•	Generated $5.4 billion of free cash flow* and returned 98% of that free cash flow to shareholders through regular dividends and $3.2 billion of share repurchases executed in 2024

•	Increased our regular dividend by 7% for 2025

•

Earned a 17.4% all-in after-tax rate of return* on capital expenditures and a 45% direct after-tax rate of return* on capital expenditures based on our internal “premium” price deck of flat $40/Bbl WTI oil and $2.50/Mcf HH natural gas prices

•	Maintained GHG and methane emissions below our 2025 targets and zero routine flaring (based on preliminary estimates of 2024 metrics)

•

Recognized as a 2024 Top Workplace nationally by USA Today (3 years running) and by the Houston Chronicle (15 years running), the San Antonio Express-News (12 years running), The Oklahoman (12 years running), the Albuquerque Journal (5 years running) and the Denver Post (2 years running)

18 EOG RESOURCES, INC.

COMPENSATION DISCUSSION AND ANALYSIS

2024 and 2025 Executive Compensation Decisions and Program Enhancements

Our Compensation Committee took the following key actions in 2024 and in 2025 (to-date) to recognize EOG’s results, strengthen the linkage between NEO compensation and organizational performance and further align the interests of our NEOs with those of our stockholders. These actions are discussed in more detail below:

•	Increased the aggregate weighting of quantitative measures for the determination of annual bonuses to 80% in 2024 and will maintain the weighting at 80% in 2025

•

Certified performance multiple of 125% for the 2021 performance unit awards, based on EOG’s TSR ranking relative to the peers for the three-year performance period of January 1, 2022 to December 31, 2024

•	Awarded annual bonuses equal to 145% of target to our NEOs for 2024 performance

•	Established separate compensation benchmarking and relative TSR peer groups, each reflecting continued merger and acquisition activity in the oil and gas industry

Summary of Pay and Performance Alignment

Our compensation program is designed to align our executives’ long-term realizable pay with long-term performance, with a significant weighting on long-term incentives that are tied to the stock price returns our stockholders experience.

The following charts illustrate that the largest portion of target compensation for our NEOs as of December 31, 2024 is in long-term equity compensation, consistent with our belief that our executive compensation program should be heavily influenced by our absolute stock price performance to further align the interests of our NEOs with those of our stockholders. In the case of performance units, the largest single component of our program, compensation is further influenced by relative stock price performance compared to our peers and the broader market and our ROCE* performance. The “Other NEOs” chart below excludes Mr. Helms due to his retirement in 2024 and excludes Ms. Janssen’s promotion award discussed below.

In addition, each of our NEOs owns a substantial amount of our stock, in accordance with our stock ownership guidelines applicable to our executive officers and senior management (see “Other Compensation Matters — Stock Ownership Guidelines” below).

Stockholder Engagement and 2024 Say-on-Pay Vote

The Compensation Committee values the feedback of our stockholders. In 2024, we continued to engage with our stockholders and solicit their feedback on a wide range of topics, including our strategic direction, our financial and operational performance and our overall executive compensation structure. During the course of our conversations, our stockholders expressed overall support for our compensation programs and performance-based compensation outcomes.

2025 PROXY STATEMENT 19

COMPENSATION DISCUSSION AND ANALYSIS

In 2024, we increased the weighting of the quantitative metrics under our Annual Bonus Plan from 70% to 80% of the total performance goals scorecard, in response to stockholder feedback. Our stockholders have indicated that they viewed this change favorably and, at our 2024 annual meeting, approximately 95% of the shares were voted “For” our Say-on-Pay proposal, indicating continued stockholder support.

Key Compensation Program Features

Our program continues to reflect an alignment with current governance trends, while maintaining a competitive compensation design to appropriately reward our executive officers for their contribution to the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value. Certain best practice, stockholder-friendly elements of our compensation program are described below.

Compensation Program Best Practices

✓	Strong pay-for-performance linkage between company performance, individual performance and executive compensation outcomes

✓	Significant performance-based pay structure for our NEOs

✓	Structured Annual Bonus Plan, including bonus targets and metric weightings, tied to key financial, strategic, operational and organizational goals

✓	Majority of Annual Bonus Plan goals tied to quantitative metrics measuring returns, cash flow, safety and environmental performance, unit costs and stock price performance

✓	Maximum payout opportunity of 200% under Annual Bonus Plan

✓	Long-term incentive program with majority of program tied to relative TSR against industry peers and broader market and absolute ROCE*

✓	Maximum payout opportunity of 200% for performance awards

✓	Performance awards may not be earned above target (100%) if EOG’s absolute TSR over the three-year performance period is negative

✓

EOG’s TSR performance is required to be above the median (i.e., the 50th percentile) of the Performance Peer Group (as defined below) in order to earn target (100% of the award) (subject to adjustment pursuant to the ROCE* modifier and negative TSR cap provisions referenced above and discussed in further detail below)

✓	Clawback policy in place requiring recoupment of erroneously awarded incentive-based compensation in the event EOG is required to prepare a financial statement restatement

✓

Vesting of restricted stock/RSU and performance unit grants held by retiring NEOs based on original vesting date and subject to NEO’s compliance with non-compete agreement expiring on original vesting date

✓	Meaningful stock ownership by, and above market stock ownership guidelines for, the NEOs

✓	Minimal perks and limited supplemental pension benefits

✓	No employment agreements

✓	No single-trigger change-in-control stock grant vesting or severance benefits and no excise tax gross-ups

✓	Anti-hedging and insider trading policies in place

✓	Engagement of an independent compensation consultant reporting to the Compensation Committee

20 EOG RESOURCES, INC.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Objectives

Our executive compensation program is designed to attract and retain a highly qualified and motivated management team and appropriately reward individual executive officers for their contributions to the achievement of our key short-term and long-term goals. The Compensation Committee is guided by the following key principles in determining the compensation of our CEO and other NEOs:

Objective	Compensation Program Attributes

Competitive and Market-Based

•  Target compensation opportunities reference the middle range of our peer group, while also considering general industry market data, job scope and individual situations

•  Three-year “cliff” vesting periods enhance the long-term retention of our NEOs

Pay for Company Performance

•  Compensation opportunities are designed to reward our executive officers for achieving our critical financial, strategic, operational and organizational goals

•  Performance-based design incentivizes the achievement of a balance of short- and long-term business objectives, key to positioning EOG for long-term success

•  When goals are not achieved, compensation opportunities will result in below-target outcomes

Pay for Individual Performance	• NEOs are held accountable for achievement of individual performance goals • If individual performance goals are not achieved, compensation opportunities may result in below-target outcomes

Aligned with Stockholder Interests

•  Long-term incentive awards comprised of performance units and restricted stock/RSUs make up a significant portion of each NEO’s compensation opportunity

•  77% of CEO pay for 2024 was directly linked to stock price performance

•  NEOs are subject to meaningful stock ownership requirements

2025 PROXY STATEMENT 21

COMPENSATION DISCUSSION AND ANALYSIS

Each of the components of our executive compensation program plays a unique role in meeting our compensation objectives:

Compensation Element	Role in Total Compensation

Base Salary	• Provides a competitive level of fixed compensation based on the individual’s role, experience, qualifications and performance

Annual Bonus

•  Aligns NEO compensation with our annual financial, strategic, operational and organizational performance

•  Recognizes individual contributions to our annual performance

•  Communicates the Board’s evaluation of our annual performance

Long-Term Incentives — Performance Units and Restricted Stock/RSUs

•  Aligns NEO compensation with sustained long-term value creation

•  Creates a meaningful and sustained ownership stake in EOG

•  Fosters retention through forfeitable awards

•  Requires competitive stock performance against both industry peers and the broader market as well as strong ROCE* performance to achieve or surpass targeted compensation levels

•  Requires compliance with a non-compete to receive continued vesting of equity awards upon retirement

Post-Termination Compensation and Benefits	• Provides a competitive level of income protection

Benefits — Retirement, Health and Welfare	• Provides financial security for various life events (e.g., disability or death) • Matches benefits generally provided to other EOG employees

Compensation Process

During each year, the Compensation Committee periodically reviews our executive compensation program and determines whether each component continues to promote our compensation objectives.

22 EOG RESOURCES, INC.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee’s Decision-Making Process

The Compensation Committee oversees a rigorous process to set performance goals, evaluate progress toward such goals, monitor external trends, measure competitiveness and determine compensation outcomes. The Compensation Committee meets at least once per calendar quarter, with standing agenda items that support a disciplined process and address the responsibilities outlined in the Compensation Committee’s charter.

Quarter	Agenda Items

First Quarter

•  Discuss final company, CEO and NEO performance reviews for prior year

•  Determine annual bonus payouts for prior year based on audited financial results against pre-established goals

•  Establish NEO base salaries for new year

•  Approve the company’s financial, strategic, operational and organizational goals for new year (which also serve as the CEO’s individual performance goals)

•  Evaluate and approve benchmarking peer group

Second Quarter	• Participate in annual stockholder meeting and review voting results • Review of governance trends and industry compensation updates • Assess progress toward goals

Third Quarter	• Review of industry and broad market compensation data and external compensation trends • Determine and award annual long-term incentive awards • Assess progress toward goals

Fourth Quarter

•  Early view of full-year company performance

•  Review stock ownership guidelines applicable to non-employee directors and officers and assess compliance with guidelines

•  Review of human capital management metrics and trends

Role of Chief Executive Officer and Other Officers

The Compensation Committee considers input from our CEO in making determinations regarding our executive compensation program and the individual compensation of each executive officer (other than our CEO). Our CEO meets with each executive officer at the beginning of the year to identify and discuss individual performance goals related to the executive officer’s expected contribution to the achievement of our performance goals for the upcoming year. Further, in approving our performance goals for the upcoming year, the Compensation Committee affirms that such performance goals shall also be our CEO’s individual performance goals for the upcoming year.

Our CEO provides performance feedback to each executive officer throughout the year. Our CEO and his officer team also provide information to the Compensation Committee regarding the performance of the company for the Compensation Committee’s determination of annual bonuses. The Compensation Committee makes the final determination of NEO compensation. Our CEO makes no recommendations regarding, and does not participate in discussions about, his own compensation.

Role of Independent Consultants

For 2024, the Compensation Committee continued its engagement of Meridian Compensation Partners, LLC (“Meridian”) as its independent compensation consultant. Meridian reports solely to the Compensation Committee, and the Compensation Committee determines Meridian’s compensation and the scope of Meridian’s engagement, which includes:

•	Attending and participating in meetings of the Compensation Committee

•	Providing input into compensation program design discussions and individual compensation actions, as needed

2025 PROXY STATEMENT 23

COMPENSATION DISCUSSION AND ANALYSIS

•	Providing benchmarking (e.g., peer company and general industry) data on executive compensation for the Compensation Committee to use in its decision-making process

•	Reviewing and providing feedback on our SEC filings relating to executive compensation, including our Compensation Discussion and Analysis disclosures

•	Keeping the Compensation Committee apprised of trends and other developments affecting executive compensation

Meridian meets periodically with members of our management in carrying out these duties. The Compensation Committee has evaluated the independence of Meridian based on the SEC’s factors affecting independence and has concluded that Meridian is independent and that there are no conflicts of interest associated with Meridian’s engagement.

Compensation Assessment Tools

In order to attract, motivate and retain talented executive officers, we must ensure that our executive compensation program remains competitive with the types and ranges of compensation paid by our peer companies who compete for the same executive talent. On an annual basis, the Compensation Committee reviews and discusses compensation data for our CEO and our other NEOs as compared to compensation data for similarly situated executive officers at peer companies selected by the Compensation Committee.

The Compensation Committee selects compensation peer companies with similar market capitalizations and similar lines of business to EOG in order to reflect the company’s competition for executive talent. The compensation peer group changes from time to time as a result of (i) fluctuations in company size, (ii) changes in the business lines of our peers or mergers and acquisitions involving our peer companies and (iii) other developments in the oil and gas industry and other factors.

In February and May 2024, the Compensation Committee reviewed the compensation peer group with the assistance of Meridian. The Compensation Committee approved the following changes which were intended to increase the size of the group, improve EOG’s relative size positioning and expand the peer group beyond exploration and production peers (1) in recognition of continued merger and acquisition activity in the oil and gas industry and (2) to include companies with which EOG competes for executive talent and companies that are subject to similar macroeconomic influences, such as commodity prices:

•	Removed Pioneer Natural Resources Company and Hess Corporation due to their completed and pending acquisitions, respectively

•	Added Cheniere Energy, Coterra Energy, EQT Corporation, Expand Energy (formerly known as Chesapeake Energy), Halliburton Company, Ovintiv, Phillips 66, Schlumberger and The Williams Companies

2024 Peer Group

APA Corporation	Cheniere Energy(a)	ConocoPhillips

Coterra Energy Inc.(a)	Devon Energy Corporation	Diamondback Energy, Inc.

EQT Corporation(a)	Expand Energy(a)	Halliburton Company(a)

Marathon Oil Corporation	Occidental Petroleum Corporation	Ovintiv Inc. (a)

Phillips 66(a)	Schlumberger(a)	The Williams Companies(a)

(a)	New peer companies for 2024

	Enterprise Value (MM)	Market Cap (MM)	Total Assets (MM)

EOG Resources, Inc.	$71,903	$73,247	$45,224

Relative Percentile Rank Position	67%	93%	67%

In the above table, Enterprise Value and Market Cap are as of August 31, 2024 and Total Assets is based on most recent annual or quarterly public disclosure as of August 31, 2024. As indicated above, as of August 2024, EOG was at or above the 50th percentile of this peer group in terms of enterprise value, market capitalization and total assets.

24 EOG RESOURCES, INC.

COMPENSATION DISCUSSION AND ANALYSIS

In September 2024, Meridian provided the Compensation Committee with a Top Officer Benchmarking Study based on Meridian’s 2024 North America Oil and Gas Exploration & Production Compensation Survey and proxy-disclosed data for peer companies that did not participate in the survey. The report provided information on the amounts, opportunities and forms of compensation used across our peer group. As a secondary reference, the Compensation Committee also reviewed general industry compensation survey data.

Executive Compensation Program for 2024

The following discussion describes the components of our executive compensation program and explains how we determined the amounts for our NEOs.

Base Salary

The following table presents the base salaries for each of our NEOs as of December 31, 2023 and 2024, respectively. In connection with her promotion to Chief Financial Officer effective January 1, 2024, the Compensation Committee increased Ms. Janssen’s base salary from $465,000 to $600,000. The Compensation Committee increased the base salaries of Messrs. Yacob, Leitzell and Donaldson, and again increased Ms. Janssen’s base salary, in February 2024 to maintain alignment with the competitive market. Given his pending retirement, Mr. Helms did not receive a base salary increase in February 2024.

Name	Base Salary as of 12/31/2023	Base Salary as of 12/31/2024

Ezra Y. Yacob	$1,200,000	$1,350,000

Ann D. Janssen	$465,000	$645,000

Jeffrey R. Leitzell	$615,000	$660,000

Michael P. Donaldson	$735,000	$765,000

Lloyd W. Helms, Jr.	$825,000	n/a - Retired

Annual Bonus

Our CEO and other NEOs are eligible to receive annual bonuses under the Annual Bonus Plan. The Compensation Committee believes that a subjective determination utilizing specific weighted metrics for bonus funding based on a retrospective evaluation of performance against goals yields the most appropriate bonus outcome. The Compensation Committee also believes that setting specific performance goals in advance helps establish important benchmarks and communicates our top priorities to our NEOs and employees. As noted above, in approving our performance goals for the upcoming year, the Compensation Committee also affirms that such performance goals shall also be our CEO’s individual performance goals for the upcoming year. Pursuant to the Annual Bonus Plan, bonus payouts for NEOs are capped at 200% of target.

In addition to, or instead of, the categories of performance goals listed below, the Compensation Committee in the future may establish performance goals based on other financial and strategic measures as well as goals with respect to operational and organizational execution relevant to our annual operating plan. Further, in a commodity business like ours, certain performance goals can lose their relevance with material fluctuations in commodity prices. In addition, strict adherence to established performance goals may also prevent us from modifying our business strategy during the year as appropriate. Accordingly, the Compensation Committee has the discretion to revise or modify the performance goals during the year to address material fluctuations in commodity prices, changes to our operating plan or business strategy and other factors.

The Compensation Committee established the following goals and weightings to evaluate our 2024 performance, including quantitative goals related to financial and strategic performance weighted 80% in total. These quantitative financial and strategic performance goals represented the heaviest-weighted goals for our 2024 performance and included seven (7) goals related to returns, free cash flow*, safety and environmental-related performance, unit costs, well costs and quality and stock price-related performance.

2025 PROXY STATEMENT 25

COMPENSATION DISCUSSION AND ANALYSIS

Operational and organizational execution goals, weighted 20% in total for 2024, encompassed our other goals, including goals with respect to improving free cash flow*, well inventory and acreage additions, maintaining peer leadership in our crude oil, natural gas and NGLs price realizations, effective risk management and reaffirming and enhancing EOG’s unique culture.

Annual Bonus Plan Metric Weighting

Financial
Safety & Environmental
Qualitative: Operational & Organizational Execution
Quantitative
2024
20%
15%
65%
80%

The Compensation Committee approves annual goals it believes are rigorous and aligned with EOG’s strategic objectives. Targets for our annual goals are based on EOG’s annual operating plan and reflect, among other factors, broader macro-environment factors such as commodity prices and market conditions. As a result, targets for a particular year may be set above or below the prior year’s target and/or actual performance.

The Compensation Committee evaluated and scored each goal, within a range of 0% to 200% of target, with performance exceeding target scored above 100% and below-target performance scored below 100%.

In determining the overall result for the goals with respect to our operational and organizational execution, the Compensation Committee evaluated the results for each of the goals individually as well as collectively, with a focus on performance that supports our returns-focused strategy. The Compensation Committee then made an assessment of our overall performance in respect of such goals, utilizing the same range of 0% to 200% of target (with collective performance exceeding the targets encompassed in such goals to be scored above 100% and below-target collective performance to be scored below 100%).

26 EOG RESOURCES, INC.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee’s assessment of our performance against the goals is provided below.

	Performance Goal	Weight	Result	Assessment
	Achieve 20% all-in after-tax rate of return* and 40% direct after-tax rate of return* on total capital expenditures based on our internal “premium” price deck of flat $40/Bbl WTI oil and $2.50/Mcf HH natural gas prices	15%	Achieved a 17.4% all-in after-tax rate of return* and a 45% direct after-tax rate of return*	Slightly missed all-in after-tax rate of return* and exceeded direct after-tax rate of return*
	Achieve 20% ROCE*	15%	Achieved 25.1% ROCE* (calculated based on non-GAAP adjusted net income)	Exceeded
	Generate free cash flow* of $4.5 billion before dividends	10%	Generated $5.4 billion of free cash flow* before dividends	Significantly exceeded
	Achieve unit cost targets: • Specified All-in Finding Cost per Boe • ≤$16.0 MM/MBoed Capital Efficiency • ≤$10.25/Boe DD&A • ≤$10.50/Boe Controllable Cash Operating Costs (LOE, G&A Expense, GP&T Expense)	10%

Realized actual unit costs:

• All-in Finding Cost per Boe exceeded target (did not achieve)

• Capital Efficiency – $14.7 MM/MBoed (significantly exceeded)

• DD&A – $10.57/Boe (did not achieve)

• Controllable Cash Operating Costs – $10.19/Boe (significantly exceeded)

				Overall, achieved
	Continue to improve well cost and well quality • Specified reduction in well cost • Specified increase in consolidated gross EUR/foot • Drill 75% “premium” wells	7.5%

Realized well cost and well quality metrics:

• Well cost reduction surpassed target (significantly exceeded)

• Change in EUR/foot did not meet target (did not achieve)

• Drilled 75% “premium” wells (achieved)

				Overall, achieved
	Achieve median in peer group in TSR performance and forward-year cash flow multiple	7.5%	Finished second out of eight peers in TSR performance and first out of eight peers in forward-year cash flow multiple	Significantly exceeded median in TSR performance and in forward-year cash flow multiple
	Continued commitment to strong safety record: • Realize total recordable incident rate at or below 0.46 • Achieve severity index rate at or below 5.3 • Expand safety leadership training program participation by 700 attendees	7.5%	Surpassed specified safety metric targets (based on preliminary estimates of 2024 metrics)	Significantly exceeded
	Continued commitment to strong environmental record: • Oil spill rate at or below 0.01 per MBoe gross volumes • Oil recovery rate > 70% • Methane emissions percentage at or below 0.04% • GHG emissions intensity at or below 13.25 metric tons of CO2e per MBoe gross volumes • Flaring intensity at or below 1.0 metric tons of CO2e per MBoe gross volumes • Wellhead gas capture rate of 99.9% or higher	7.5%	Attained or surpassed specified environmental metric targets (based on preliminary estimates of 2024 metrics)	Exceeded
	Total Weight	80%
r

Executing on our 2024 plan through goals related to improving financial metrics, acreage additions, well inventory, effective risk management and reaffirming and enhancing EOG’s unique culture, including by seeking to:

			Executed on our 2024 plan as follows:	Overall, exceeded
	• Achieve improvement in free cash flow* on a fixed price, year-over-year basis		• Increased free cash flow*
	• Maintain > 10-year “premium” inventory with average F&D cost at or below current DD&A rate		• Maintained > 10-year “premium” inventory
	• Capture > 50,000 acres of “premium” resource potential		• Captured > 50,000 acres with “premium” resource potential
	• Maintain peer leadership in product marketing		• Led peers in product marketing, as measured by price realizations for crude oil, natural gas and NGLs
	Total Weight	20%

2025 PROXY STATEMENT 27

COMPENSATION DISCUSSION AND ANALYSIS

Consistent with its determination of bonuses in prior years, the Compensation Committee applied the results above to the NEOs’ 2024 bonus target percentages.

In connection with her promotion to Chief Financial Officer effective January 1, 2024, the Compensation Committee increased the bonus target percentage for Ms. Janssen from 55% to 90% of base salary, effective beginning with compensation to be paid in respect of fiscal year 2024 performance.

In accordance with EOG’s retirement policy and Annual Bonus Plan, Mr. Helms was eligible to receive a prorated bonus (payable at 100% of target) for 2024 performance upon his qualifying retirement in May 2024.

The performance factors reflect each NEO’s contribution to the company’s achievement of its 2024 performance goals and the officer’s achievement of his or her individual performance goals. Based on the results of the Compensation Committee’s assessment set forth above, the Compensation Committee awarded a bonus, paid entirely in cash, to each of the NEOs for 2024 performance as follows:

Name	Base Salary as of 12/31/2024	Bonus Target (as a % of Base Salary)	Performance Factor	Actual Bonus Paid

Ezra Y. Yacob	$1,350,000	150%	145%	$2,936,250

Ann D. Janssen	$645,000	90%	145%	$841,725

Jeffrey R. Leitzell	$660,000	100%	145%	$957,000

Michael P. Donaldson	$765,000	90%	145%	$998,325

Lloyd W. Helms, Jr. (reflects a prorated bonus payable at 100% of target under our Annual Bonus Plan, based on his base salary as of his retirement effective May 31, 2024)	$825,000	100%	100%	$343,750

Long-Term Incentives

The long-term incentive component of our executive compensation program comprises a substantial majority of our NEOs’ compensation, tying a significant portion of our NEOs’ compensation to our stock price performance, both on an absolute and relative basis. The long-term incentive awards are granted under the terms of the 2021 Stock Plan. In 2024, our NEOs’ long-term incentives consisted of two vehicles to align NEO compensation with EOG’s focus on disciplined growth, free cash flow*, returns and dividend priorities:

•	Performance Units (60% weighting)

•	Restricted Stock/RSUs (40% weighting)

28 EOG RESOURCES, INC.

COMPENSATION DISCUSSION AND ANALYSIS

The table below summarizes the key features of each vehicle.

Vehicle	Purpose	Key Terms

Performance Units (60% weighting)

• Reward our NEOs based on our performance over the three-year performance period for:

–  relative TSR performance versus a specified group of peer companies, including the S&P 500 index;

–  absolute ROCE*; and

–  absolute TSR performance

• Align the interests of our NEOs with those of our stockholders

• Emphasize our long-term strategy

• Our TSR is measured relative to the TSR of our performance peer companies (as specified in the respective grant agreements) and the S&P 500 index (the “Performance Peer Group”), over the three full calendar years following the grant date

• Above-median relative TSR rank is required to earn target (100%) for the relative TSR performance multiple

• The performance multiple determined based on relative TSR performance will be adjusted by a specified modifier based on EOG’s average ROCE* (calculated based on non-GAAP adjusted net income* (loss)) over the three-year performance period (however, as adjusted, the performance multiple shall not exceed 200% or be less than 0%)

• The overall performance multiple shall be capped at target (100%) if EOG’s absolute TSR over the three-year performance period is negative

• 0-200% of award may be earned based on performance criteria outlined above; performance multiple scale and modifiers provided below

• Awards denominated and paid (upon vesting) in shares of our Common Stock, creating a further tie to our stock price performance during the vesting period

• Stockholder return calculated using December average closing stock prices at beginning and end of performance period

• “Cliff” vest the February 28th immediately following the completion of the three-year performance period and the certification of the applicable performance multiple by the Compensation Committee

• Dividends are subject to the applicable performance multiple and are credited to the holder and paid at the expiration of the vesting period or forfeited to the extent the performance units are forfeited

Restricted Stock/ RSUs (40% weighting)

• Align the interests of our NEOs with those of our stockholders

• Enhance the retention of our NEOs

• Emphasize our long-term strategy

• May be issued in special situations to recognize achievements (for example, the discovery of significant oil and gas reserves)

• “Cliff” vest three years from grant date

• Dividends are credited to the holder and paid at the expiration of the vesting period or forfeited if the restricted stock/RSUs are forfeited

• RSUs are granted instead of restricted stock if the NEO will reach age 62 prior to the grant’s vesting date, in order to avoid adverse tax consequences to the NEO under the Code

2025 PROXY STATEMENT 29

COMPENSATION DISCUSSION AND ANALYSIS

The long-term incentive awards granted to each NEO are generally determined at the Compensation Committee’s third quarter meeting each year (with grant dates established generally within one week of the date of Compensation Committee approval to allow time to administer the grants), based on the following factors:

•	Compensation benchmarking data from our peer group and general industry for executives in similar positions

•	An evaluation of our progress to-date towards achieving our pre-determined company performance goals

•	Individual NEO contributions toward achievement of our performance goals and the officer’s progress towards achievement of his or her performance goals

•	General market and industry conditions

In September 2024, based on a review of such benchmarking data, and in recognition of Mr. Yacob’s, Ms. Janssen’s and Mr. Leitzell’s continued growth in their respective roles, the Compensation Committee approved increased target grant values for their September 2024 annual awards. For Mr. Donaldson, the Compensation Committee approved a target grant value consistent with his September 2023 target grant value.

Additionally, in connection with Ms. Janssen’s promotion to Chief Financial Officer effective January 1, 2024, the Compensation Committee approved a long-term incentive award for Ms. Janssen, effective January 2, 2024. Such award had an aggregate target grant date value of $1,200,000, comprised of (i) 60% performance units, subject to the same vesting and TSR/performance multiple provisions as the September 2023 awards approved by the Compensation Committee and (ii) 40% restricted stock, subject to a three-year “cliff” vesting period.

Awards granted to our NEOs in 2024 are summarized in the table below. Mr. Helms retired before the September 2024 grant date and therefore did not receive a long-term incentive award in September 2024.

Name	Target Grant Value	Target Performance Unit Value (60% Weighting)	Performance Units	Target Restricted Stock/RSU Value (40% Weighting)	Restricted Stock/ RSUs

September 2024 Annual Award

Ezra Y. Yacob	$11,000,000	$6,600,000	53,903	$4,400,000	35,935

Ann D. Janssen	$3,000,000	$1,800,000	14,701	$1,200,000	9,800

Jeffrey R. Leitzell	$4,000,000	$2,400,000	19,601	$1,600,000	13,067

Michael P. Donaldson	$3,000,000	$1,800,000	14,701	$1,200,000	9,800

Lloyd W. Helms, Jr.	n/a - Retired

January 2024 Promotion Award

Ann D. Janssen	$1,200,000	$720,000	5,921	$480,000	3,947

The number of performance units and shares of restricted stock/RSUs granted on September 27, 2024 was based on the closing price of our Common Stock on the NYSE on September 27, 2024 of $122.44 per share (with the resulting number of shares/units rounded down to a whole share/unit). The number of performance units and shares of restricted stock granted on January 2, 2024 was based on the closing price of our Common Stock on the NYSE on January 2, 2024 of $121.60 per share (with the resulting number of shares/units rounded down to a whole share/unit). As noted in footnote (d) to the “Grants of Plan-Based Awards Table for 2024” below, the grant value per performance unit used for accounting purposes for the September 27, 2024 grant, based on the Monte Carlo simulation, was $130.5945 per unit. The grant value per performance unit used for accounting purposes for the January 2, 2024 grant, based on the Monte Carlo simulation, was $125.2845 per unit.

30 EOG RESOURCES, INC.

COMPENSATION DISCUSSION AND ANALYSIS

2024 Performance Unit Awards

Relative TSR Performance (Primary Performance Metric)

The January 2024 promotion award of performance units for Ms. Janssen is subject to the performance multiple specified below based on our TSR relative to the TSR of the Performance Peer Group over the calendar years 2024-2026, according to the following scale (as specified in the grant agreement):

EOG Rank	Pre-Adjustment Performance Multiple

1	200%

2	175%

3	150%

4	125%

5	100%

6	75%

7	50%

8	25%

9	0%

10	0%

This payout scale requires EOG’s TSR to be above the median (i.e., the 50th percentile) of the Performance Peer Group in order to earn target (100% of the award), subject to adjustment pursuant to the ROCE* modifier and negative TSR cap provisions discussed below.

The performance unit awards granted in September 2024 are subject to the payout scale below based on our TSR relative to the TSR of the Performance Peer Group over the first three full calendar years following the grant date, according to the following scale (as specified in the grant agreement). In conjunction with the Performance Peer Group changes described below, the payout scale for EOG’s performance unit awards was enhanced to measure relative TSR performance based on percentile ranking. The revised payout scale continues to require EOG’s TSR to be above the median (i.e., the 50th percentile) of the Performance Peer Group in order to earn target (100% of the award), subject to adjustment pursuant to the ROCE* modifier and negative TSR cap provisions discussed below.

EOG’s TSR Percentile Rank	Pre-Adjustment Performance Multiple

90th Percentile or Above	200%

55th Percentile	100%

25th Percentile	25%

Below 25th Percentile	0%

Performance Peer Group

For the January 2024 performance unit award to Ms. Janssen, EOG’s TSR is measured relative to the following Performance Peer Group which consists of the S&P 500 index and a specified group of E&P companies:

January 2024 Performance Peer Group

APA Corporation	Devon Energy Corporation	Occidental Petroleum Corporation

ConocoPhillips	Diamondback Energy, Inc.	Ovintiv Inc.

Coterra Energy Inc.	Marathon Oil Corporation	S&P 500 Index

2025 PROXY STATEMENT 31

COMPENSATION DISCUSSION AND ANALYSIS

To reflect continued merger and acquisition activity in the oil and gas industry, the Performance Peer Group for the September 2024 performance unit awards was expanded to include companies with which EOG competes for executive talent and companies that are subject to similar macroeconomic influences, such as commodity prices. Therefore, for the September 2024 performance unit awards, EOG’s TSR is measured relative to the following Performance Peer Group which consists of the S&P 500 index and a specified group of exploration and production and integrated oil and gas companies:

September 2024 Performance Peer Group

APA Corporation	Coterra Energy Inc.	Occidental Petroleum Corporation

Canadian Natural Resources Limited	Devon Energy Corporation	Ovintiv Inc.

Chevron Corporation	Diamondback Energy, Inc.	Permian Resources Corporation

Civitas Resources, Inc.	Exxon Mobil Corporation	S&P 500 Index

ConocoPhillips	Matador Resources Company

Return on Capital Employed (Modifier to Performance Multiple)

The 2024 performance unit awards include an absolute ROCE* modifier. The absolute modifier diversifies the metrics for performance award payout and aligns with our long-term commitment to deliver industry-leading returns, at a level above our cost of capital. The ROCE* modifier can adjust the relative TSR payout by a factor of minus 70% (-70%) to plus 70% (+70%) based on EOG’s average ROCE* over the three-year performance period. In no event will the performance multiple, after applying the absolute ROCE* modifier, exceed 200%. The goal ranges for the modifier are outlined below, with interpolation used between 15% and 25% average ROCE* and between 0% and 10% average ROCE*, as further specified in the grant agreement.

Average ROCE* Achieved	Performance Multiple Modifier

≥25%	+70%

15% to 24%	+20% to +65%

11% to 14%	0%

1% to 10%	-20% to -65%

0% or lower	-70%

Negative TSR Cap (Modifier to Final Performance Multiple)

The overall 2024 performance award payout (after considering both relative TSR performance and the impact of the ROCE* modifier) is capped at target (100%) if EOG’s absolute TSR is negative over the three-year performance period.

Summary of 2024 Performance Unit Award Design

32 EOG RESOURCES, INC.

COMPENSATION DISCUSSION AND ANALYSIS

September 2021 Performance Unit Awards Payout

Effective February 6, 2025, the Compensation Committee certified a performance multiple of 125% for the performance units granted to the NEOs in September 2021 based on (1) our TSR over the applicable three-year performance period relative to the TSR of each of the applicable peer companies and (2) our resulting “TSR Rank” (as defined in the grant agreements) of “4”.

Other Compensation Programs and Policies

Post-Termination Compensation and Benefits

The components of our post-termination compensation and benefits, and the events that trigger those benefits, are discussed under “Potential Payments Upon Termination of Employment or Change of Control” below. We do not have employment agreements with our NEOs. Each NEO has a change of control agreement that provides benefits in the event of a change of control of EOG and subsequent qualified termination of their employment. The Compensation Committee believes that these change of control benefits, which are a significant component of our executive compensation program, are an appropriate retention device in a competitive market and believes that our NEOs should be compensated if they (1) are involuntarily terminated (other than for cause) after a change of control of EOG or (2) voluntarily terminate their employment with EOG after a change of control of EOG under circumstances that constitute “good reason” (as defined in the change of control agreements).

Other Compensation and Benefits

Savings and Retirement Plan. For fiscal year 2024, we maintained the EOG Resources, Inc. Savings and Retirement Plan (as amended, the “Savings and Retirement Plan”), a defined contribution plan that qualified under Section 401(a) of the Code, under which we matched 100% of an employee’s pre-tax contributions up to 6% of the employee’s annual base salary, overtime pay (if any) and annual cash bonus, subject to applicable statutory limits. Under this plan, we also contribute an additional 3% to 9% (depending on the employee’s age and years of EOG service) of the employee’s annual base salary, overtime pay (if any) and annual cash bonus, subject to applicable statutory limits. In 2024, the contribution percentage for each of the NEOs was 9%, except for Mr. Leitzell for whom the contribution percentage was 7%. We have no supplemental retirement benefits for our executive officers, other than the Make-Whole Contributions described under “Deferral Plan” below.

Deferral Plan. To allow certain key employees, including the NEOs, to reduce their current compensation, thereby reducing current taxable income, we maintain the Deferral Plan under which a percentage of annual base salary, annual cash bonus and Savings and Retirement Plan refunds resulting from excess deferrals into our Savings and Retirement Plan may be deferred to a later specified date.

The Deferral Plan pays at-market mutual fund investment returns or treats deferrals as if they were invested in our Common Stock, based upon participant elections, and does not credit above-market or preferential earnings.

We may make contributions to the Deferral Plan on behalf of the NEOs in the event of a reduction in benefits under our Savings and Retirement Plan due to either applicable statutory and/or plan earnings limits or because the NEO elects to defer annual base salary and/or annual cash bonus into the Deferral Plan. These contributions (“Make-Whole Contributions”) are intended to provide the entire contribution amount to the NEO’s retirement accounts as if there were no statutory or other limitations.

Perquisite Allowances. In 2024, the NEOs each received an annual perquisite allowance of $2,600. The perquisite allowance is not “grossed up” to account for income taxes. We provide a perquisite allowance rather than pay for perquisites on an individual basis to lessen the administrative burden of documentation for individual items. NEOs do not have to submit reimbursement requests for the enumerated items and are able to select among various perquisites as they believe appropriate.

Matching Gifts. To encourage charitable giving, we will match qualifying donations to charitable organizations up to $100,000 annually per eligible employee or director, generally at a dollar-for-dollar rate. From time to time, we will offer special charitable giving opportunities to our employees, pursuant to which we will match contributions at a higher rate and, as a result of which, charitable matching contributions made by EOG in respect of a particular employee may exceed $100,000 in a given year. NEOs may participate in our matching gifts program and special charitable giving opportunities to the same extent as other eligible employees.

2025 PROXY STATEMENT 33

COMPENSATION DISCUSSION AND ANALYSIS

Employee Stock Purchase Plan. Each NEO has the opportunity to participate in the EOG Resources, Inc. Employee Stock Purchase Plan (as amended, the “ESPP”) to the same extent as all other employees. The ESPP allows employees to purchase our Common Stock at a 15% discount to the closing price of our Common Stock as of certain dates, with no commission or fees, subject to applicable statutory limits.

Medical, Wellness, Vacation, Life and Disability Plans. Each NEO participates in the same benefit plans available to all of our employees. We have no executive officer medical, wellness, vacation, life or disability plans.

Service Awards. NEOs participate in our service award program that recognizes years of service provided to EOG to the same extent as all other employees.

Subsidized Parking. We offer subsidized parking to all of our employees in Houston, Texas.

Other Compensation Matters

Tax and Accounting Considerations

In setting the components of our executive compensation program, the Compensation Committee considers the impact of the following tax and accounting provisions:

Code Section 162(m). Prior to January 1, 2018, Section 162(m) of the Code generally disallowed a tax deduction by public companies for compensation over $1 million paid individually to covered employees, as defined in the Code. Qualifying performance-based compensation was not subject to the deduction limit if certain requirements were met. The Tax Cuts and Jobs Act of 2017 (the “TCJA”) eliminated the qualified performance-based compensation exception to the $1 million annual deduction limit and made certain other changes that expand the pool of covered employees, in each case for tax years beginning on or after January 1, 2018. Therefore, portions of the compensation we pay to our Named Executive Officers may not be deductible due to the application of Section 162(m) of the Code. The Compensation Committee believes that any lost deduction on compensation payable in excess of the $1 million annual deduction limit for the Named Executive Officers is not material relative to the benefit of being able to attract and retain a highly qualified and motivated management team.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, “Stock Compensation” (“ASC Topic 718”). ASC Topic 718 requires a public company to measure the cost of employee services received in exchange for an award of equity based on the grant date fair value of the award. Our long-term incentive awards to the NEOs (and to our other employees) are structured to maintain the appropriate accounting treatment.

Code Section 409A. Section 409A of the Code provides that deferrals of compensation under a nonqualified deferred compensation plan or arrangement are to be included in an individual’s current gross income to the extent that such deferrals are not subject to a substantial risk of forfeiture and have not previously been included in the individual’s gross income, unless certain requirements are met. We structure our Deferral Plan, stock plans, change of control agreements, severance plans and agreements and other incentive plans and agreements, each to the extent they are subject to Section 409A, to be in compliance with Section 409A. We do not currently grant any discounted SARs to which Section 409A may apply.

Code Sections 280G and 4999. The change of control agreements in effect for our executive officers provide that, upon a change of control, we will either (i) reduce the amount of severance benefits otherwise payable to the executive officer so that such severance benefits will not be subject to excise tax for purposes of Code Sections 280G and 4999 or (ii) pay the full amount of severance benefits to the executive officer (but with no tax “gross-up”), whichever produces the better after-tax result for the executive officer (often referred to as the “best-of-net” approach).

34 EOG RESOURCES, INC.

COMPENSATION DISCUSSION AND ANALYSIS

Stock Ownership Guidelines
The Compensation Committee believes that it is in the best interests of our stockholders for all of our executive officers and other senior management to maintain a significant ownership position in EOG, to create substantial alignment between the interests of our senior management and the interests of our stockholders. In December 2024, the Compensation Committee revised the stock ownership guidelines for EOG’s executive officers and other senior management from an absolute number of shares requirement to a multiple of base salary requirement. In determining the below
multiples, the Compensation Committee referenced the high end of peer practices, to reinforce our commitment to stockholder alignment.

Position	Multiple of Base Salary Requirement
Chief Executive Officer	10x
Executive Vice Presidents	4x
Senior Vice Presidents	3x
Vice Presidents	2x
The following holdings count towards compliance with EOG’s revised stock ownership guidelines:

✓ Shares acquired via open market purchase

✓ Shares acquired via exercise of previously granted SARs or via EOG’s ESPP

✓ Vested and unvested restricted stock and restricted stock units

✓ Shares (including “phantom” shares) held under qualified benefit plans or non-qualified deferred compensation plans
Unvested performance units do not count towards compliance with the revised guidelines. Each NEO currently satisfies the revised guidelines.
The
stock ownership guidelines are reviewed annually by the Compensation Committee.
Anti-Hedging Policy Statement and Insider Trading Policy
EOG’s Insider Trading Policy prohibits hedges or short sales of EOG stock by EOG directors and Section 16 officers (including the
NEOs
). In addition to our Insider Trading Policy, all transactions involving EOG stock must comply with EOG’s Code of Conduct and applicable law, including the public reporting provisions of Section 16 of the Exchange Act. Under our Code of Conduct, officers and employees are prohibited from trading in EOG stock when in possession of material, non-public
information about EOG.
Our Insider Trading Policy also provides that our directors and Section 16 officers shall not hold EOG securities in a margin account or pledge (with certain limited exceptions) EOG securities as collateral for a loan. The limited exception to this prohibition is in instances where a director or Section 16 officer wishes to pledge his or her EOG securities as collateral for a personal loan (other than a margin loan to purchase EOG securities) and clearly demonstrates the financial ability to repay the loan without resorting to the pledged securities. Requests for such an exception must be submitted to our CEO or General Counsel for approval, prior to pledging any securities. In the limited circumstances where an exception may be granted, EOG’s stock ownership guidelines specifically provide that any pledged stock would not be counted in determining compliance with such ownership guidelines. However, none of our Section 16 officers or directors has pledged EOG securities as collateral for a loan pursuant to this exception under our Insider Trading Policy.
Clawback Policy
In 2023, the Compensation Committee adopted a Policy for the Recovery of Erroneously Awarded Compensation (“Clawback Policy”) which complies with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as codified in Section 10D of the Exchange Act. In the event EOG is required to prepare an accounting restatement, EOG’s Clawback Policy requires the recovery of any erroneously awarded compensation received by covered individuals on or after October 2, 2023, unless such recovery would be impracticable, as determined by the Compensation Committee in accordance with Section 10D of the Exchange Act.
Compensation Risk Assessment
The Compensation Committee has reviewed the relationship between our risk management policies and compensation policies and practices and concluded that we do not have any compensation policies or practices that expose us to risks that are reasonably likely to have a material adverse effect on EOG.

2025 PROXY STATEMENT 35

Executive Compensation
Summary Compensation Table

The following table summarizes certain information regarding compensation paid or accrued during 2024, 2023 and 2022 to the NEOs.

Name and Principal Position	Fiscal Year	Salary ($) (a)	Stock Awards ($) (b)	Non-Equity Incentive Plan Comp ($) (c)	All Other Compensation ($) (d)	Total ($)

EZRA Y. YACOB Chairman of the Board and Chief Executive Officer	2024	$1,326,923	$11,439,317	$2,936,250	$512,135	$16,214,625
	2023	$1,169,231	$10,496,402	$2,520,000	$373,139	$14,558,772
	2022	$867,692	$9,648,992	$1,867,000	$257,518	$12,641,202

ANN D. JANSSEN Executive Vice President and Chief Financial Officer	2024	$638,077	$4,341,547	$841,725	$104,349	$5,925,698

JEFFREY R. LEITZELL Executive Vice President and Chief Operating Officer	2024	$653,077	$4,159,706	$957,000	$163,811	$5,933,594
	2023	$524,231	$2,900,940	$775,000	$142,578	$4,342,749
	2022	$442,385	$1,715,270	$581,000	$130,734	$2,869,389

MICHAEL P. DONALDSON Executive Vice President, General Counsel and Corporate Secretary	2024	$760,385	$3,119,782	$998,325	$287,345	$5,165,837
	2023	$728,846	$3,148,795	$926,100	$293,771	$5,097,512
	2022	$691,154	$3,216,288	$907,000	$292,374	$5,106,816

LLOYD W. HELMS, JR. Former President	2024	$349,038	$0	$343,750	$459,322	$1,152,110
	2023	$815,769	$4,775,844	$1,155,000	$307,069	$7,053,682
	2022	$760,385	$4,878,028	$1,110,000	$281,236	$7,029,649

(a)	Amounts represent annual base salary received by the NEOs. EOG’s employees are paid on a bi-weekly basis and generally receive twenty-six paychecks per calendar year.

(b)
Amounts represent (1) the grant date fair value of performance unit awards based on the Monte Carlo simulation (for a discussion of the assumptions used, see footnote (d) to the “Grants of Plan-Based Awards Table for 2024” below); and (2) the grant date fair value of restricted stock/RSU awards based on the closing price of our Common Stock on the NYSE on the grant date.

(c)	Amounts represent cash bonuses paid under the Annual Bonus Plan. See “Executive Compensation Program for 2024 — Annual Bonus” above for further discussion.

(d)	All Other Compensation for 2024 consists of:

•
Matching contributions under the Savings and Retirement Plan, our retirement contributions on behalf of each NEO to the Savings and Retirement Plan and our Make-Whole Contributions on behalf of each NEO to the Deferral Plan or as taxable income if the NEO does not participate in the Deferral Plan, as follows: Mr. Yacob, $459,335; Ms. Janssen, $94,985; Mr. Leitzell, $145,630; Mr. Donaldson, $249,277; and Mr. Helms, $292,765.

•
Perquisites and other personal benefits consisting of (1) charitable matching contributions made by EOG for the NEOs, as follows: Mr. Yacob, $44,077; Ms. Janssen, $760; Mr. Leitzell, $7,000; Mr. Donaldson, $32,150; and Mr. Helms, $28,355; (2) expenses for spouse travel (including a
“gross-up”
for payment of taxes) as follows: Mr. Yacob, $5,124; Ms. Janssen, $5,004; Mr. Leitzell, $7,581; Mr. Donaldson, $2,318; and Mr. Helms, $4,044; (3) cash perquisite allowances of $2,600 for Messrs. Yacob, Leitzell and Donaldson and Ms. Janssen and $1,100 for Mr. Helms; (4) company contributions of $1,000 into the health savings account of Messrs. Yacob, Leitzell and Donaldson and Ms. Janssen, and $250 provided as taxable income to Mr. Helms due to IRS regulations as he was age 65 or older; (5) payment of $68,816 for earned, yet untaken vacation upon retirement for Mr. Helms; (6) fair market value of gifts provided to Mr. Helms in recognition of his retirement of $63,412 (including a
“gross-up”
for payment of taxes); and (7) a wellness incentive for Mr. Helms in the amount of $580.

36 EOG RESOURCES, INC.

EXECUTIVE COMPENSATION

Grants of Plan-Based Awards Table for 2024

The following table summarizes certain information regarding grants made to each of the NEOs during 2024 under the 2021 Stock Plan.

Name	Approval Date (a)	Grant Date (a)	Estimated Possible Payments under Non-Equity Incentive Plan Awards (b)			Estimated Future Payments under Equity Incentive Plan Awards (c)			All Other Stock Awards; Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($) (d)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Ezra Y. Yacob	09/25/24	09/27/24				0	53,903	107,806		$7,039,436
	09/25/24	09/27/24							35,935	$4,399,881
			$0	$2,025,000	$4,050,000

Ann D. Janssen	12/12/23	01/02/24				0	5,921	11,842		$741,810
	12/12/23	01/02/24							3,947	$479,955
	09/25/24	09/27/24				0	14,701	29,402		$1,919,870
	09/25/24	09/27/24							9,800	$1,199,912
			$0	$580,500	$1,161,000

Jeffrey R. Leitzell	09/25/24	09/27/24				0	19,601	39,202		$2,559,783
	09/25/24	09/27/24							13,067	$1,599,923
			$0	$660,000	$1,320,000

Michael P. Donaldson	09/25/24	09/27/24				0	14,701	29,402		$1,919,870
	09/25/24	09/27/24							9,800	$1,199,912
			$0	$688,500	$1,377,000

(a)	The Compensation Committee determines the grant amount for each NEO to be granted on the same future grant date as other employees.

(b)
The target amounts are based on the NEO’s salary as of December 31, 2024 and bonus target percentage as approved by the Compensation Committee. The maximum individual award under our Annual Bonus Plan for an executive officer of the company is 200% of such executive officer’s then-applicable bonus target percentage as previously approved by the Compensation Committee. The award amounts paid to the NEOs in respect of 2024 performance under the Annual Bonus Plan are set forth in the
“Non-Equity
Incentive Plan Comp” column of the “Summary Compensation Table” above.

(c)
As set forth in the performance multiple scale in the “Executive Compensation Program for 2024 — Long-Term Incentives” section above, a performance multiple of 0% to 200% will be applied to the performance units granted based on EOG’s TSR (as defined in the grant agreements) over the three-year performance period of the awards relative to the TSR of the Performance Peer Group (as specified in the grant agreements) over the performance period, which will be adjusted by the ROCE* modifier by a factor of minus 70% to plus 70% based on EOG’s average ROCE* over the three-year performance period. In no event will the performance multiple, after applying the ROCE* modifier, exceed 200%. The overall performance award payout (after considering both relative TSR and the impact of the ROCE* modifier) is capped at target (100%) if EOG’s absolute TSR is negative over the three-year performance period. The performance units granted January 2, 2024 “cliff” vest the February 28th immediately following the completion of the three-year performance period (January 2024 – December 2026) and the performance units granted September 27, 2024 “cliff” vest the February 28th immediately following the completion of the three-year performance period (January 2025 – December 2027).

(d)
The grant date fair value of the performance units is based on the Monte Carlo simulation. We used the following assumptions for the performance units awarded on January 2, 2024: an expected volatility of 40.99% over a
3.05-year
period preceding the valuation date and a risk-free interest rate of 4.07%. Based on the Monte Carlo simulation, using the above assumptions, the value of the performance units was $125.2845 per unit. We used the following assumptions for the performance units awarded on September 27, 2024: an expected volatility of 34.87% over a
3.26-year
period preceding the valuation date and a risk-free interest rate of 3.43%. Based on the Monte Carlo simulation, using the above assumptions, the value of the performance units was $130.5945 per unit. The grant date fair value for restricted stock/RSUs (which “cliff” vest three years from the grant date) represents the closing price of our Common Stock on the NYSE on the grant date. The grant date fair value for restricted stock awarded on January 2, 2024 was $121.60 per share. The grant date fair value for restricted stock/RSUs awarded on September 27, 2024 was $122.44 per share/unit.

Material Terms of Plan-Based Awards

The vesting schedule of performance units and restricted stock/RSUs awarded to the NEOs in 2024 is described in footnotes (c) and (d) to the “Grants of Plan-Based Awards Table for 2024” above. In accordance with the 2021 Stock Plan, unvested performance units and restricted stock/RSUs shall vest or be forfeited upon termination of employment, based on the reasons for separation, as set forth in each grant agreement. See “Potential Payments Upon Termination of Employment or Change of Control” and “Potential Payments Upon Termination of Employment or Change of Control Table” below for a discussion of the termination provisions with respect to outstanding grants of performance units and restricted stock/RSUs made to our NEOs.

2025 PROXY STATEMENT 37

EXECUTIVE COMPENSATION

No dividends or other distributions will be delivered on unvested performance units or restricted stock/RSUs, but the value of any dividends or distributions declared on our Common Stock will be credited by us to the account of the NEO (with no interest accrued or to be paid) with respect to those unvested shares or units. When the performance units or restricted stock/RSUs vest, we will deliver the accumulated dividends or distributions attributable to such shares or units to the respective NEO in cash. The value of dividends and distributions are forfeited under the same circumstances that the performance units and restricted stock/RSUs are forfeited upon termination of employment, based on the reasons for separation, as set forth in each grant agreement. At no time during 2024 were any outstanding awards re-priced
or otherwise modified. Further, there are no market-based conditions applicable to any of the awards described above, except in respect of the grants of performance units as described above.
We did not grant any SARs or stock options to our NEOs in 2024, as grants of SARs and stock options are not a component of our executive compensation program. Further, we do not have a formal policy with respect to the timing of such grants and, therefore, (i) do not grant SARs or stock options in anticipation of the release of material nonpublic information (“MNPI”), (ii) do not time the release of MNPI based on SAR or stock option grant dates or for the purpose of affecting the value of executive compensation and (iii) do not take MNPI into account when determining the timing and terms of SAR or stock option grants.
Outstanding Equity Awards at 2024 Fiscal
Year-End
Table

The following table summarizes certain information regarding unexercised SARs, unvested restricted stock/RSUs and unvested performance units outstanding as of December 31, 2024 for each of the NEOs.

Name	Number of Securities Underlying Unexercised SARs Exercisable (#)	Number of Securities Underlying Unexercised SARs Unexercisable (#)	SAR Exercise Price ($)	SAR Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($) (a)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#) (b)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($) (a)

Ezra Y. Yacob					98,062	(c)	$12,020,440	192,950	(h)	$23,651,811

Ann D. Janssen	8,935	—	$127.00	09/27/25	28,439	(d)	$3,486,053	20,622	(i)	$2,527,845

	9,365	—	$75.09	09/26/26

	9,365	—	$37.44	09/28/27

	9,365	—	$81.81	09/27/28

Jeffrey R. Leitzell	8,190	—	$127.00	09/27/25	27,519	(e)	$3,373,279	51,667	(j)	$6,333,341

	8,640	—	$75.09	09/26/26

	8,640	—	$37.44	09/28/27

	6,362	—	$81.81	09/27/28

Michael P. Donaldson					28,764	(f)	$3,525,891	64,227	(k)	$7,872,946

Lloyd W. Helms, Jr.					13,255	(g)	$1,624,798	74,382	(l)	$9,117,746

(a)	The value of unvested restricted stock/RSUs and unvested performance units is based on the closing price of our Common Stock on the NYSE of $122.58 per share on December 31, 2024.

(b)
Unit amounts shown for Messrs. Yacob and Donaldson (1) represent the aggregate number of unvested performance units granted on September 27, 2021, September 29, 2022, September 15, 2023 and September 27, 2024 and (2) for the September 27, 2021 grants referenced in clause (1), assume (solely for purposes of this table) that we achieve a median TSR (as defined in the grant agreements) (i.e., a 100% performance multiple) over the applicable three-year performance period of the awards relative to the TSR of each of our peers (as specified in the respective grant agreements) and, for the September 29, 2022, September 15, 2023 and September 27, 2024 grants referenced in clause (1), assume (solely for purposes of this table) that over the three-year performance period, we achieve (a) a median TSR (as defined in the grant agreements) (i.e., a 100% performance multiple) over the applicable three-year performance period of the awards relative to the TSR of each of our peers (as specified in the respective grant agreements), (b) an average ROCE* between 11% and 14% and (c) a positive absolute TSR.

38 EOG RESOURCES, INC.

EXECUTIVE COMPENSATION

Unit amount shown for Ms. Janssen (1) represents the aggregate number of unvested performance units granted on January 2, 2024 and September 27, 2024 and (2) for the January 2, 2024 and September 27, 2024 grants referenced in clause (1), assumes (solely for purposes of this table) that over the three-year performance period, we achieve (a) a median TSR (as defined in the grant agreements) (i.e., a 100% performance multiple) over the applicable three-year performance period of the awards relative to the TSR of each of our peers (as specified in the respective grant agreements), (b) an average ROCE* between 11% and 14% and (c) a positive absolute TSR.

Unit amount shown for Mr. Leitzell (1) represents the aggregate number of unvested performance units granted on September 27, 2021, September 29, 2022, September 15, 2023, December 18, 2023 and September 27, 2024 and (2) for the September 27, 2021 grant referenced in clause (1), assumes (solely for purposes of this table) that we achieve a median TSR (as defined in the grant agreements) (i.e., a 100% performance multiple) over the applicable three-year performance period of the awards relative to the TSR of each of our peers (as specified in the respective grant agreements) and, for the September 29, 2022, September 15, 2023, December 18, 2023 and September 27, 2024 grants referenced in clause (1), assumes (solely for purposes of this table) that over the three-year performance period, we achieve (a) a median TSR (as defined in the grant agreements) (i.e., a 100% performance multiple) over the applicable three-year performance period of the awards relative to the TSR of each of our peers (as specified in the respective grant agreements), (b) an average ROCE* between 11% and 14% and (c) a positive absolute TSR.

Unit amount shown for Mr. Helms (1) represents the aggregate number of unvested performance units granted on September 27, 2021, September 29, 2022 and September 15, 2023 and (2) for the September 27, 2021 grant referenced in clause (1), assumes (solely for purposes of this table) that we achieve a median TSR (as defined in the grant agreements) (i.e., a 100% performance multiple) over the applicable three-year performance period of the awards relative to the TSR of each of our peers (as specified in the respective grant agreements) and, for the September 29, 2022 and September 15, 2023 grants referenced in clause (1), assumes (solely for purposes of this table) that over the three-year performance period, we achieve (a) a median TSR (as defined in the grant agreements) (i.e., a 100% performance multiple) over the applicable three-year performance period of the awards relative to the TSR of each of our peers (as specified in the respective grant agreements), (b) an average ROCE* between 11% and 14% and (c) a positive absolute TSR.

See “Executive Compensation Program for 2024 — Long-Term Incentives” above and the “Grants of Plan-Based Awards Table for 2024” above for additional discussion.

Subsequent to December 31, 2024 and effective February 6, 2025, the Compensation Committee certified a performance multiple of 125% as being applicable to the performance units granted on September 27, 2021 (which will “cliff” vest on February 28, 2025 for Messrs. Yacob, Leitzell, Donaldson and Helms, based on (1) our TSR over the applicable three-year performance period relative to the TSR of each of the applicable peer companies and (2) our “TSR Rank” (as defined in the grant agreements) of “4”). Accordingly, additional performance units were credited (effective February 6, 2025) as follows: Mr. Yacob, 11,463; Mr. Leitzell, 2,596; Mr. Donaldson, 4,994; and Mr. Helms, 7,391.

(c)	Assuming continued employment, the unvested restricted stock will vest as follows: 31,866 on September 29, 2025; 30,261 on September 15, 2026; and 35,935 on September 27, 2027.

(d)
Assuming continued employment, the unvested restricted stock/units will vest as follows: 7,126 on September 29, 2025; 7,566 on September 15, 2026; 3,947 on January 2, 2027; and 9,800 on September 27, 2027.

(e)
Assuming continued employment, the unvested restricted stock will vest as follows: 5,665 on September 29, 2025; 4,841 on September 15, 2026; 3,946 on December 18, 2026; and 13,067 on September 27, 2027.

(f)	Assuming continued employment, the unvested RSUs will vest as follows: 10,225 on September 29, 2025; 8,739 on September 15, 2026; and 9,800 on September 27, 2027.

(g)	Mr. Helms retired on May 31, 2024. Per the grant agreement, the vesting of unvested RSUs will continue as if his employment had not terminated and vest as follows: 13,255 on September 15, 2026.

(h)
Of the unvested performance units, 45,855 vested on February 28, 2025 (see footnote (b) above for the additional performance units credited subsequent to December 31, 2024). Assuming continued employment, the remaining unvested performance units will vest as follows: 47,800 on February 28, 2026 subject to the applicable performance multiple for the three-year performance period (January 2023 – December 2025); 45,392 on February 28, 2027 subject to the applicable performance multiplier for the three-year performance period (January 2024 – December 2026); and 53,903 on February 28, 2028 subject to the applicable performance multiplier for the three-year performance period (January 2025 – December 2027).

(i)
Assuming continued employment, the unvested performance units will vest as follows: 5,921 on February 28, 2027 subject to the applicable performance multiplier for the three-year performance period (January 2024 – December 2026); and 14,701 on February 28, 2028 subject to the applicable performance multiplier for the three-year performance period (January 2025 – December 2027).

(j)
Of the unvested performance units, 10,387 vested on February 28, 2025 (see footnote (b) above for the additional performance units credited subsequent to December 31, 2024). Assuming continued employment, the remaining unvested performance units will vest as follows: 8,497 on February 28, 2026 subject to the applicable performance multiple for the three-year performance period (January 2023 – December 2025); 13,182 on February 28, 2027 subject to the applicable performance multiple for the three-year performance period (January 2024 – December 2026); and 19,601 on February 28, 2028 subject to the applicable performance multiplier for the three-year performance period (January 2025 – December 2027).

(k)
Of the unvested performance units, 19,976 vested on February 28, 2025 (see footnote (b) above for the additional performance units credited subsequent to December 31, 2024). Assuming continued employment, the remaining unvested performance units will vest as follows: 15,933 on February 28, 2026 subject to the applicable performance multiple for the three-year performance period (January 2023 – December 2025); 13,617 on February 28, 2027 subject to the applicable performance multiple for the three-year performance period (January 2024 – December 2026); and 14,701 on February 28, 2028 subject to the applicable performance multiple for the three-year performance period (January 2025 – December 2027).

(l)
Of the unvested performance units, 29,564 vested on February 28, 2025 (see footnote (b) above for the additional performance units credited subsequent to December 31, 2024). Mr. Helms retired on May 31, 2024. Per the grant agreements, the vesting of unvested performance units will continue as if his employment had not terminated and vest as follows: 24,165 on February 28, 2026 subject to the applicable performance multiple for the three-year performance period (January 2023 – December 2025) and 20,653 on February 28, 2027 subject to the applicable performance multiple for the three-year performance period (January 2024 – December 2026).

2025 PROXY STATEMENT 39

EXECUTIVE COMPENSATION

SAR Exercises and Restricted Stock/RSU and Performance Unit Vestings Table for 2024

The following table summarizes certain information regarding exercises of SARs and vestings of restricted stock/RSUs and performance units during 2024 for each of the NEOs.

	SAR Awards		Restricted Stock/RSU Awards			Performance Unit Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Ezra Y. Yacob	37,337	$1,765,165	22,369		$3,174,125	5,640	$758,792

Ann D. Janssen	10,300	$233,553	6,273		$891,911	0	$0

Jeffrey R. Leitzell	6,150	$207,194	4,328		$615,366	0	$0

Michael P. Donaldson	12,248	$798,492	9,059	(a)	$1,282,421	4,994	$672,529

Lloyd W. Helms, Jr.	12,098	$873,197	27,367		$4,073,124	7,391	$995,327

(a)

Includes 736 RSUs for Mr. Donaldson with an aggregate value (as of the vesting date) of $99,036, which were withheld by EOG in connection with the accelerated vesting in November 2024 of his September 2022 and September 2023 RSU grants. Pursuant to the 2021 Stock Plan, the value of all then-outstanding unvested RSUs granted prior to the year of retirement eligibility must be reported as income for Federal Insurance Contributions Act (“FICA”) purposes in the year in which an employee becomes retirement eligible (i.e., age 62 with at least 5 years of service with EOG). Once retirement eligible, RSUs granted prior to the year of retirement eligibility must be reported as income for FICA purposes, which was applicable to Mr. Donaldson in 2024. Therefore, such RSUs were withheld to satisfy the 2024 FICA and related federal tax-withholding obligation of Mr. Donaldson.

Pension Benefits

We currently have no defined benefit pension plans covering any of the NEOs.

Nonqualified Deferred Compensation Table for 2024

The following table provides certain information regarding the deferral of compensation by our NEOs under our Deferral Plan. The Deferral Plan is our only defined contribution plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Name	Executive Contributions in 2024 ($)(a)	Registrant Contributions in 2024 ($)(b)	Aggregate Earnings/ (Loss) in 2024 ($)(c)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at 2024 Year End ($)(d)

Ezra Y. Yacob	$304,350	$398,007	$192,462	$0	$2,711,892

Ann D. Janssen	$0	$0	$0	$0	$0

Jeffrey R. Leitzell	$520,289	$98,412	$140,153	$0	$2,249,341

Michael P. Donaldson	$134,979	$192,885	$207,619	$0	$3,432,703

Lloyd W. Helms, Jr.	$94,592	$235,351	$313,225	$0	$3,924,041

(a)

These amounts are reported in the “Salary” column (for 2024) and the “Non-Equity Incentive Plan Comp” column (for 2023) of the “Summary Compensation Table” above. The amount invested in a phantom stock account is $0 for each of the NEOs.

(b)	These amounts are reported in the “All Other Compensation” column (for 2024) of the “Summary Compensation Table” above. The amount invested in a phantom stock account is $0 for each of the NEOs.

(c)	Amounts included in this column do not include above-market or preferential earnings (of which there were none).

(d)

The amount of the aggregate balance as of December 31, 2024 that has been contributed by each of the NEOs and shown as compensation in the “Summary Compensation Table” for previous years (prior to 2024) for each of the NEOs is: Mr. Yacob, $733,725; Ms. Janssen, $0; Mr. Leitzell, $1,089,836; Mr. Donaldson, $569,229; and Mr. Helms, $1,001,536. The amount of the aggregate balance as of December 31, 2024 that has been contributed by EOG and shown as compensation in the “Summary Compensation Table” for previous years (prior to 2024) for each of the NEOs is: Mr. Yacob, $658,347; Ms. Janssen, $0; Mr. Leitzell, $185,057; Mr. Donaldson, $1,071,567; and Mr. Helms, $1,435,256. The amount of the aggregate balance as of December 31, 2024 invested in a phantom stock account for each of the NEOs is: Mr. Yacob, $40,802 (332 shares); Ms. Janssen, $0; Mr. Leitzell, $70,846 (577 shares); Mr. Donaldson, $2,511,876 (20,491 shares); and Mr. Helms, $250,545 (2,043 shares).

Under our Deferral Plan, each NEO can elect to defer up to 50% of his or her annual base salary, up to 100% of his or her annual cash bonus and/or Savings and Retirement Plan refunds resulting from excess deferrals into our Savings and Retirement Plan. Deferral elections are irrevocable and generally must be made prior to the first day of the calendar year during which the compensation would be earned.

40 EOG RESOURCES, INC.

EXECUTIVE COMPENSATION

Deferrals are invested into either (1) a flexible deferral account, in which deferrals are invested into various investment funds as directed by the participant and in which returns vary based on the performance of the funds; or (2) a phantom stock account, in which deferrals are treated as if such amounts are used to purchase our Common Stock at the closing price on the date such deferred compensation would otherwise have been paid, and includes reinvestment of dividends.

Participants in the Deferral Plan may elect a lump-sum payout or annual installment payout for up to 15 years following their separation from service, disability or death. If a participant elects to defer funds into a phantom stock account, distributions will be made in a lump sum in shares of our Common Stock. A participant may also elect to receive his or her account balance in a lump sum upon a change of control of EOG (as defined in the Deferral Plan).

A participant may receive an in-service distribution in the following ways:

•

through a special deferral account, under which distribution of all or a part of a participant’s account balance can be made over a period of one to five years beginning after the first anniversary of the election; or

•

through a hardship distribution, in which the administrative committee responsible for administering the plan (in its sole discretion) grants the participant’s request for a distribution based on unforeseeable circumstances causing urgent and severe financial hardship for the participant.

Employment Agreements

EOG does not have employment agreements with any of our NEOs. All NEOs serve at the discretion of the Board and receive compensation as determined by the Compensation Committee under our broad-based plans and programs as described under “Compensation Discussion and Analysis” above.

Potential Payments Upon Termination of Employment or Change of Control

If the employment of any of our NEOs terminates, other than as a result of a change of control of EOG, the EOG Resources, Inc. Severance Pay Plan (“Severance Pay Plan”), which covers all full-time EOG employees, would govern any payments to be received.

Each of our NEOs has entered into a change of control agreement with us. If a change of control of EOG occurs and an NEO is terminated, the terms of the NEO’s change of control agreement, along with our retention bonus plan described under “Payments Made Upon a Change of Control — Retention Bonus Plan” below, would govern any payments to be received.

In accordance with our 2021 Stock Plan, upon termination of employment or change of control, unvested performance units and unvested restricted stock/RSUs shall either vest or be forfeited based on the reasons for termination, as set forth in the governing grant agreement and as further described below.

Payments Made Upon Termination Under Our Severance Pay Plan

The following describes payments to be received under our Severance Pay Plan in the event of termination of employment for the specified reason.

Involuntary Termination. Eligible employees who are terminated by EOG as a result of business circumstances or reorganization will receive the sum of one week of base salary for each year of EOG service (or portion thereof) and one week of base salary for each $10,000 (or portion thereof) of base salary, up to a maximum severance benefit of 26 weeks of base salary. Eligible employees who are terminated by EOG for failure to meet performance objectives or standards will receive one week of base salary for each year of EOG service (or portion thereof), up to a maximum severance benefit of six weeks of base salary. In both circumstances, the amount of severance will be doubled if the employee signs a waiver and release of claims. The total amount of severance paid may not exceed 52 weeks of base salary. Severance will be paid in cash in a lump sum.

Cause. Employees terminated for cause are generally not eligible for severance benefits.

2025 PROXY STATEMENT 41

EXECUTIVE COMPENSATION

Voluntary Termination; Disability or Death. Severance benefits are not payable in the event of voluntary termination or in the event of disability or death.

Payments Made Upon a Change of Control

In the event of a change of control of EOG, each NEO is entitled to the following benefits.

Change of Control Agreements. Each NEO has entered into a change of control agreement with us. Under each change of control agreement, “change of control” is generally defined as:

•

the acquisition by any person of beneficial ownership of 20% or more of either (A) the then-outstanding shares of our Common Stock or (B) the combined voting power of our then-outstanding voting securities entitled to vote generally in the election of directors (“Voting Securities”); provided, however, that the following acquisitions will not constitute a change of control: (1) any acquisition directly from us, (2) any acquisition by us, (3) any acquisition by any employee benefit plan sponsored by us or any of our affiliates, (4) any acquisition by any corporation that complies with sub-clauses (A), (B) and (C) of the third bullet point below or (5) an acquisition by a Qualified Institutional Investor (as defined in each change of control agreement);

•

individuals who constituted the Board as of May 3, 2005 (“Incumbent Directors”) ceasing for any reason to constitute at least a majority of the Board, provided that any individual who becomes a director after May 3, 2005 shall be deemed to be an Incumbent Director if their election, or nomination for election by our stockholders, was approved by a vote of at least a majority of the then-Incumbent Directors (except in certain circumstances);

•

consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of our assets or the acquisition of the assets or stock of another entity (“Business Combination”), other than a Business Combination (A) which would result in all or substantially all of the persons that were beneficial owners of our Common Stock and Voting Securities outstanding immediately prior to the Business Combination continuing to beneficially own more than 60% of the then-outstanding shares of the common stock and the combined voting power of the then-outstanding Voting Securities, as the case may be, of the corporation resulting from such Business Combination, in substantially the same proportions as their ownership immediately prior to the Business Combination; (B) in which no person is or becomes the beneficial owner of 20% or more of the then-outstanding shares of the common stock or the combined voting power of the then-outstanding Voting Securities of the corporation resulting from such Business Combination, except to the extent that such ownership existed prior to the Business Combination and (C) in which at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of our Board at the time of the execution of the initial agreement or the action of the Board providing for such Business Combination; or

•	approval by our stockholders of a complete liquidation or dissolution of EOG.

Under each change of control agreement, if, within two years after a change of control of EOG, an NEO’s employment is terminated by us for any reason (other than for cause (as defined in the agreement) or by reason of death, disability or retirement) or by the NEO under circumstances defined in the agreement as “good reason,” then, the NEO will receive:

•

a severance benefit of 2.99 times his or her annual base salary plus two times his or her target annual bonus, each as in effect immediately prior to the change of control or, if increased, immediately prior to the termination date;

•

retirement contributions and matching contributions under our Savings and Retirement Plan that would have been made if the NEO had continued to be employed for three years following the date of termination and, in the case of the Savings and Retirement Plan matching amounts, assuming that the NEO had continued to contribute to the Savings and Retirement Plan during such three-year period at his or her then-current contribution level;

•	the NEO’s base salary and compensation for earned but unused vacation accrued through the termination date but not previously paid to the NEO;

•	up to three years of subsidy in our medical and dental coverage; and

•	outplacement services, not to exceed $50,000.

42 EOG RESOURCES, INC.

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If an NEO’s employment is terminated within two years after a change of control of EOG for cause, as a result of death, disability or retirement or by the NEO for other than “good reason” (as defined in the change of control agreement), the NEO will be entitled only to base salary and any other compensation and benefits earned and payable through the termination date.

Retention Bonus Plan. In order to ensure continuity of operations in the event of a change of control of EOG, a retention bonus plan would become effective and applicable to all eligible employees, including our NEOs. To be eligible to receive the retention bonus, an employee must remain employed by us through the effective date of the change of control (as defined in our Change of Control Severance Plan) and be employed by the acquiring company 180 days after the effective date of the change of control or be involuntarily terminated (as defined in our Change of Control Severance Plan) by the acquiring company on or within 180 days after the effective date of the change of control. Eligible employees would receive a bonus equal to the most recent bonus they had received under our annual bonus program, payable upon the earlier of 180 days after the effective date of the change of control or upon such involuntary termination.

Treatment of Stock Grants Under Our 2021 Stock Plan Upon Termination of Employment or Change of Control

Stock Grants Prior to 2023. The following discussion summarizes the treatment, upon termination of employment or change of control, of the stock grants under our 2021 Stock Plan that were awarded to our NEOs prior to 2023 and were unvested as of December 31, 2024.

Normal Retirement At or After Age 62. In the event an NEO retires at or after age 62 with at least five years of EOG service, the NEO would be entitled to the same benefits as any other of our retiring employees. In accordance with the terms of the governing grant agreements, upon an NEO’s retirement at or after age 62 with at least five years of EOG service,

•

all restrictions on performance units will lapse; the applicable performance multiple will be the performance multiple for the three-year performance period certified by the Compensation Committee; and the shares of Common Stock represented by the performance units (as adjusted for the applicable performance multiple) will be released as soon as administratively practicable following the later of (A) the date that is six months following the date of retirement (to account for the six-month delay applicable to specified employees under Section 409A of the Code) and (B) the vesting date; and

•

all restrictions on RSUs will lapse and the related shares will be released six months after the date of retirement (to account for the six-month delay applicable to specified employees under Section 409A of the Code).

Company-Approved Retirement Prior to Age 62 (Early Retirement). In the event an NEO chooses to retire at or after age 55 but prior to age 62 with at least five years of EOG service and the retirement is designated in writing by EOG as a “Company-approved Retirement prior to age 62,” the NEO would be entitled to the same benefits as any other employee whose retirement was designated as a “Company-approved Retirement prior to age 62”.

In the event an NEO is eligible for early retirement but is involuntarily terminated by EOG other than for performance reasons, such termination will be treated as a “Company-approved Retirement prior to age 62”. In order to be designated a “Company-approved Retirement prior to age 62,” the NEO must agree to enter into a six-month non-competition agreement with us.

In accordance with the terms of the governing grant agreements, upon an NEO’s “Company-approved Retirement prior to age 62,”

•

for performance units, the applicable performance multiple will be the performance multiple for the three-year performance period certified by the Compensation Committee and, for each whole year that has passed since the grant date, 33% of the shares of Common Stock represented by the performance units (as adjusted for the applicable performance multiple) will be released as soon as administratively practicable following the later of (A) the date that is six months following the date of retirement (to account for the six-month delay applicable to specified employees under Section 409A of the Code) or (B) the vesting date, provided that all provisions of the NEO’s related non-competition agreement are satisfied; and

•

for restricted stock/RSUs, the restrictions on 33% of the restricted stock/RSUs will lapse for each whole year that has passed since the grant date and the related shares will be released as soon as administratively

2025 PROXY STATEMENT 43

EXECUTIVE COMPENSATION

practicable following the six-month anniversary of the date of retirement (which, with respect to RSUs, will account for the six-month delay applicable to specified employees under Section 409A of the Code), provided that all provisions of the NEO’s related non-competition agreement are satisfied.

Involuntary Termination (Not for Performance Reasons) Prior to Eligibility for Early Retirement. In accordance with the terms of the governing grant agreements, upon involuntary termination other than for performance reasons and the NEO is not yet eligible for early retirement,

•

for performance units, the applicable performance multiple will be the performance multiple for the three-year performance period certified by the Compensation Committee and, for each whole year that has passed since the grant date, 33% of the shares of Common Stock represented by the performance units (as adjusted for the applicable performance multiple) will be released as soon as administratively practicable following the later of (A) the date that is six months following the date of termination (to account for the six-month delay applicable to specified employees under Section 409A of the Code) and (B) the vesting date; and

•

for restricted stock, the restrictions on 33% of the restricted stock will lapse for each whole year that has passed since the grant date and the related shares will be released as soon as administratively practicable following the date of termination.

Voluntary Termination, Involuntary Termination for Performance Reasons or Termination for Cause. In accordance with the terms of the governing grant agreements, upon voluntary termination, involuntary termination for performance reasons or termination for Cause, all performance units (including any additional performance units which may have been awarded or credited upon the completion of the three-year performance period based on the applicable performance multiple certified by the Compensation Committee) and restricted stock/RSUs shall be forfeited and canceled.

Disability or Death. In accordance with the terms of the governing grant agreements, upon disability,

•

all restrictions on the performance units will lapse; the applicable performance multiple will be the performance multiple for the three-year performance period certified by the Compensation Committee; and the shares of Common Stock represented by the performance units (as adjusted for the applicable performance multiple) will be released as soon as administratively practicable following the later of (A) the date that is six months following the date of termination (to account for the six-month delay applicable to specified employees under Section 409A of the Code) and (B) the vesting date; and

•

all restrictions on restricted stock/RSUs will lapse and the related shares will be released as soon as administratively practicable following the date of termination (provided that, with respect to RSUs, the related shares will be released six months after the date of termination to account for the six-month delay applicable to specified employees under Section 409A of the Code).

In accordance with the terms of the governing grant agreements, upon death,

•

all restrictions on the performance units will lapse; the applicable performance multiple will be (A) 100% (if the date of death is on or prior to the end date of the three-year performance period) and the shares of Common Stock represented by the performance units will be released as soon as administratively practicable following the date of death; or (B) the performance multiple for the performance period certified by the Compensation Committee (if the date of death is subsequent to the end date of the performance period) and the shares of Common Stock represented by the performance units (as adjusted for the applicable performance multiple) will be released as soon as administratively practicable following the vesting date; and

•	all restrictions on restricted stock/RSUs will lapse and the related shares will be released as soon as administratively practicable following the date of death.

Change of Control. In accordance with the terms of the governing grant agreements, upon the termination of employment by the company without Cause or by the NEO for Good Reason during the two-year period following a change of control of EOG,

•

all restrictions on the performance units will lapse; the applicable performance multiple will be (A) based on the respective TSR of EOG and each of our peer companies (as specified in the grant agreement) over the three-year performance period (using, for purposes of such calculations, the 30-calendar day period immediately preceding the effective date of the change of control as the end month of the performance

44 EOG RESOURCES, INC.

EXECUTIVE COMPENSATION

period), if the date of termination is prior to the end date of the three-year performance period, or (B) the performance multiple for the performance period certified by the Compensation Committee if the date of termination is on or subsequent to the end date of the performance period; and the shares of Common Stock represented by the performance units (as adjusted for the applicable performance multiple) will be released as soon as administratively practicable following the date that is six months following the date of termination (to account for the six-month delay applicable to specified employees under Section 409A of the Code); and

•

all restrictions on restricted stock/RSUs will lapse and the related shares will be released as soon as administratively practicable following the date of termination (provided that, with respect to RSUs, the related shares will be released six months after the date of termination to account for the six-month delay applicable to specified employees under Section 409A of the Code).

If the event constituting the change of control does not qualify as a change in effective ownership or control of EOG for purposes of Section 409A, then the release of shares of Common Stock in respect of performance units and RSUs shall be delayed until the earliest time that such distribution or payment would be permissible under Section 409A.

September 2023 Stock Grants. The following discussion summarizes the treatment, upon termination of employment or change of control, of the stock grants under our 2021 Stock Plan that were awarded to our NEOs in September 2023 and were unvested as of December 31, 2024.

Restricted Stock and Performance Unit Grants – Termination of Employment Events. The treatment, upon termination of employment, of the September 2023 restricted stock grants and performance unit grants will be the same as the treatment of the restricted stock grants and performance unit grants under the 2021 Stock Plan that were awarded prior to 2023 and were unvested as of December 31, 2024 (see summary above under “Stock Grants Prior to 2023”), except that, under the governing grant agreement, the shares of Common Stock represented by the performance units (as adjusted for the applicable performance multiple certified by the Compensation Committee) will be released as soon as administratively practicable following the original vesting date upon termination of employment due to disability, retirement at or after age 62, company-approved retirement prior to age 62 (i.e., early retirement) or involuntary termination other than for Cause or performance reasons, subject to the six-month delay applicable to specified employees under Section 409A of the Code.

RSU Grants – Normal Retirement At or After Age 62. In accordance with the terms of the governing grant agreement, upon an NEO’s retirement at or after age 62 with at least five years of EOG service, all restrictions on the RSUs will lapse on the original vesting date (i.e., the third anniversary of the grant date) and the related shares will be released as soon as administratively practicable following the original vesting date, subject to the six-month delay applicable to specified employees under Section 409A of the Code and provided that all provisions of the NEO’s related non-competition agreement (with a restricted period expiring on the original vesting date) are satisfied.

RSU Grants – Other Termination of Employment Events. In accordance with the terms of the governing grant agreement, upon any other termination of employment event (other than retirement at or after age 62), the treatment of the RSUs will be the same as the treatment of the RSU grants under the 2021 Stock Plan that were awarded prior to 2023 and were unvested as of December 31, 2024 (see summary above under “Stock Grants Prior to 2023”), except that, under the governing grant agreement, the related shares will be released as soon as administratively practicable following the original vesting date upon (A) termination of employment due to disability or company-approved retirement prior to age 62 (i.e., early retirement) (provided that all provisions of the NEO’s related non-competition agreement are satisfied) or (B) termination of employment by the company without Cause or by the NEO for Good Reason during the two-year period following a change of control of EOG, in each case, subject to the six-month delay applicable to specified employees under Section 409A of the Code.

Stock Grants after September 2023. The following discussion summarizes the treatment, upon termination of employment or change of control, of the stock grants under our 2021 Stock Plan that were awarded to our NEOs after September 2023 and were unvested as of December 31, 2024.

Normal Retirement At or After Age 62. In the event an NEO retires at or after age 62 with at least five years of EOG service, the NEO would be entitled to the same benefits as any other of our retiring employees. In accordance with the terms of the governing grant agreements, upon an NEO’s retirement at or after age 62 with at least five years of EOG service, provided that the retirement date is at least 12 months after the grant date and all provisions of the NEO’s related non-competition agreement (with a restricted period expiring on the original vesting date) are satisfied,

•

all restrictions on performance units will lapse on the original vesting date; the applicable performance multiple will be the performance multiple for the three-year performance period certified by the

2025 PROXY STATEMENT 45

EXECUTIVE COMPENSATION

Compensation Committee; and the shares of Common Stock represented by the performance units (as adjusted for the applicable performance multiple) will be released as soon as administratively practicable following the original vesting date, subject to the six-month delay applicable to specified employees under Section 409A of the Code; and

•

all restrictions on RSUs will lapse on the original vesting date and the related shares will be released as soon as administratively practicable following the original vesting date, subject to the six-month delay applicable to specified employees under Section 409A of the Code.

If the retirement date is less than 12 months after the grant date or the NEO does not comply with all provisions of the related non-competition agreement, the performance units and RSUs will be forfeited and canceled.

Company-Approved Retirement Prior to Age 62 (Early Retirement). In the event an NEO chooses to retire at or after age 55 but prior to age 62 with at least five years of EOG service and the retirement is designated in writing by EOG as a “Company-approved Retirement prior to age 62,” the NEO would be entitled to the same benefits as any other employee whose retirement was designated as a “Company-approved Retirement prior to age 62”.

In the event an NEO is eligible for early retirement but is involuntarily terminated by EOG other than for Cause or performance reasons, such termination will be treated as a “Company-approved Retirement prior to age 62”. In order to be designated a “Company-approved Retirement prior to age 62,” the NEO must agree to enter into a six-month non-competition agreement with us.

In accordance with the terms of the governing grant agreements, upon an NEO’s “Company-approved Retirement prior to age 62,” provided that all provisions of the NEO’s related non-competition agreement (with a restricted period expiring on the original vesting date) are satisfied,

•

all restrictions on the performance units will lapse on the original vesting date; the applicable performance multiple will be the performance multiple for the three-year performance period certified by the Compensation Committee; and, for each whole year that has passed since the grant date, 33% of the shares of Common Stock represented by the performance units (as adjusted for the applicable performance multiple) will be released as soon as administratively practicable following the original vesting date, subject to the six-month delay applicable to specified employees under Section 409A of the Code; and

•

the restrictions on 33% of the restricted stock/RSUs will lapse on the original vesting date for each whole year that has passed since the grant date and the related shares will be released as soon as administratively practicable following the original vesting date, subject (with respect to RSUs) to the six-month delay applicable to specified employees under Section 409A of the Code.

If the NEO does not comply with all provisions of the related non-competition agreement, the performance units and restricted stock/RSUs will be forfeited and canceled.

Other Termination of Employment Events. The treatment of the performance units and restricted stock/RSUs under the governing grant agreements upon any other termination of employment event (other than retirement at or after age 62 or early retirement) will be the same as the treatment of the performance units grants and restricted stock/RSU grants under the 2021 Stock Plan that were awarded prior to 2023 and were unvested as of December 31, 2024 (see summary above under “Stock Grants Prior to 2023”), except that, under the grant agreements governing the performance units and RSUs (respectively), (A) the shares of Common Stock represented by the performance units (as adjusted for the applicable performance multiple certified by the Compensation Committee) will be released as soon as administratively practicable following the original vesting date upon termination of employment due to disability or involuntary termination other than for Cause or performance reasons, in each case, subject to the six-month delay applicable to specified employees under Section 409A of the Code, and (B) the shares related to the RUSs will be released as soon as administratively practicable following the original vesting date upon (1) termination of employment due to disability or (2) termination of employment by the company without Cause or by the NEO for Good Reason during the two-year period following a change of control of EOG, in each case, subject to the six-month delay applicable to specified employees under Section 409A of the Code.

46 EOG RESOURCES, INC.

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Potential Payments Upon Termination of Employment or Change of Control Table

The following tables show the estimated potential payments and benefits that would be received by each current NEO in the event of his or her termination of employment as a result of each of the circumstances described above and assumes that any termination was effective as of December 31, 2024. The closing price of our Common Stock on the NYSE on December 31, 2024 was $122.58 per share. The actual amounts to be paid can only be determined at the time of the NEO’s actual termination.

As discussed above, Mr. Helms retired from the company effective May 31, 2024. As is further discussed above in footnotes (g) and (l) to the “Outstanding Equity Awards at 2024 Fiscal Year-End Table”, Mr. Helms’ unvested RSUs will vest on September 15, 2026, and his unvested performance units began vesting on February 28, 2025 (in each case, subject to the applicable performance multiple for the applicable three-year performance period). In addition, a total of 6,049 SARs vested upon Mr. Helms’ retirement and were exercised on October 7, 2024; the value of these SARs as of December 31, 2024 (based on the closing price of our common stock on the NYSE of $122.58 per share on such date) was $246,618. Further, Mr. Helms received $68,816 for earned, yet untaken vacation in connection with his retirement. The aggregate value, as of December 31, 2024, of such unvested RSUs, unvested performance units, vested SARs and earned, yet untaken vacation was $11,057,978.

EZRA Y. YACOB

Executive Benefits and Payments Upon Termination	Voluntary Termination ($)(a)	Early Retirement ($)(b)	Normal Retirement ($)(c)	Disability or Death ($)(d)	Involuntary Termination (For Cause) ($)(a)	Involuntary Termination (Not For Cause) ($)		Change of Control ($)

Cash Severance	$0			$0	$0	$1,350,000	(e)	$10,606,500	(f)

Performance Units	$0			$23,651,811	$0	$11,324,186	(g)	$23,651,811	(h)

Restricted Stock	$0			$12,020,440	$0	$3,802,064	(g)	$12,020,440	(h)

Health Benefits(i)	$0			$0	$0	$0		$74,954

Unused Vacation(j)	$57,764			$57,764	$57,764	$57,764		$57,764

All Other(k)	$0			$0	$0	$0		$200,750

Total:	$57,764	n/a	n/a	$35,730,015	$57,764	$16,534,014		$46,612,219

ANN D. JANSSEN

Executive Benefits and Payments Upon Termination	Voluntary Termination ($)(a)	Early Retirement ($)(b)	Normal Retirement ($)(c)	Disability or Death ($)(d)	Involuntary Termination (For Cause) ($)(a)	Involuntary Termination (Not For Cause) ($)		Change of Control ($)

Cash Severance	$0	$0		$0	$0	$645,000	(e)	$3,474,550	(f)

Performance Units	$0	$0		$2,527,845	$0	$0	(l)	$2,527,845	(h)

Restricted Stock/RSUs	$0	$882,453		$3,486,053	$0	$882,453	(l)	$3,486,053	(h)

Health Benefits(i)	$0	$0		$0	$0	$0		$49,747

Unused Vacation(j)	$14,730	$14,730		$14,730	$14,730	$14,730		$14,730

All Other(k)	$0	$0		$0	$0	$0		$200,750

Total:	$14,730	$897,183	n/a	$6,028,628	$14,730	$1,542,183		$9,753,675

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EXECUTIVE COMPENSATION

JEFFREY R. LEITZELL

Executive Benefits and Payments Upon Termination	Voluntary Termination ($)(a)	Early Retirement ($)(b)	Normal Retirement ($)(c)	Disability or Death ($)(d)	Involuntary Termination (For Cause) ($)(a)	Involuntary Termination (Not For Cause) ($)		Change of Control ($)

Cash Severance	$0			$0	$0	$660,000	(e)	$4,068,400	(f)

Performance Units	$0			$6,333,341	$0	$2,493,768	(g)	$6,333,341	(h)

Restricted Stock	$0			$3,373,279	$0	$813,563	(g)	$3,373,279	(h)

Health Benefits(i)	$0			$0	$0	$0		$25,964

Unused Vacation(j)	$11,740			$11,740	$11,740	$11,740		$11,740

All Other(k)	$0			$0	$0	$0		$186,500

Total:	$11,740	n/a	n/a	$9,718,360	$11,740	$3,979,071		$13,999,224

MICHAEL P. DONALDSON

Executive Benefits and Payments Upon Termination	Voluntary Termination ($)(a)	Early Retirement ($)(b)	Normal Retirement ($)(c)	Disability or Death ($)(d)	Involuntary Termination (For Cause) ($)(a)	Involuntary Termination (Not For Cause) ($)		Change of Control ($)

Cash Severance			$0	$0	$0	$765,000	(e)	$4,590,450	(f)

Performance Units			$6,070,897	$7,872,946	$0	$7,872,946	(m)	$7,872,946	(h)

Restricted Stock/RSUs			$2,324,607	$3,525,891	$0	$3,525,891	(m)	$3,525,891	(h)

Health Benefits(i)			$0	$0	$0	$0		$74,954

Unused Vacation(j)			$3,678	$3,678	$3,678	$3,678		$3,678

All Other(k)			$0	$0	$0	$0		$200,750

Total:	n/a	n/a	$8,399,182	$11,402,515	$3,678	$12,167,515		$16,268,669

(a)

No additional compensation, other than unused vacation, is paid if the NEO voluntarily terminates his or her employment or if the NEO is involuntarily terminated for cause. Of the NEOs, Mr. Donaldson was of normal retirement age (age 62 or older with five years of EOG service) as of December 31, 2024 and, therefore, voluntary termination is not applicable. A voluntary termination could occur for Ms. Janssen if early retirement was not company-approved or if she did not agree to, or fulfill, a six-month non-competition agreement.

(b)

Of the NEOs, only Ms. Janssen was between age 55 and 62 with at least five years of EOG service and thus was eligible for early retirement as of December 31, 2024. Assumes that upon satisfying the six-month non-competition agreement (1) 33% of unvested performance units will vest for each whole year that has passed since the grant date as of December 31, 2024 (assuming a performance multiple of 100% as the applicable performance period has not been completed or the achieved performance multiple has not been certified); and (2) 33% of unvested restricted stock/RSUs will vest for each whole year that has passed since the grant date as of December 31, 2024. However, (1) the actual value of the unvested performance units and restricted stock/RSUs will be subject to market risk during the six-month term of the non-competition agreement and (2) the actual value of the performance units will also be subject to the applicable performance multiple. The number of performance units that will vest for Ms. Janssen is 0. The number of restricted stock/RSUs that will vest for Ms. Janssen is 7,199.

(c)

Of the NEOs, only Mr. Donaldson was of normal retirement age (age 62 or older with five years of EOG service) as of December 31, 2024. Represents the value of unvested performance units (assuming a performance multiple of 100% as the applicable performance period has not been completed or the achieved performance multiple has not been certified) and RSUs granted September 2023 or prior as December 31, 2024 is less than 12 months after the September 2024 grant date so such performance units and RSUs granted September 2024 will be forfeited and canceled; however, (1) the actual value of the performance units and RSUs granted September 2023 and prior will be subject to market risk during the six-month delay period (pursuant to Section 409A of the Code) and (2) the actual value of the performance units will also be subject to the applicable performance multiple. The number of performance units that will vest for Mr. Donaldson is 49,526. The number of RSUs that will vest for Mr. Donaldson is 18,964.

(d)

Represents the value of the unvested performance units (assuming a performance multiple of 100% as the applicable performance period has not been completed or the achieved performance multiple has not been certified) and restricted stock/RSUs as of December 31, 2024, for the NEOs. Upon disability, (1) all unvested performance units will vest but are not payable until the completion of the applicable performance period, (2) all unvested RSUs will vest on the date of disability and will be released six months following the date of disability and will therefore be subject to market risk for six months and (3) all unvested restricted stock will vest on the date of disability. Upon death, (1) all unvested performance units will vest and will be distributed as shares at the 100% performance multiple if the date of death is prior to the completion of the applicable performance period and (2) all unvested restricted stock/RSUs will vest on the date of death.

(e)

Represents 52 weeks of base salary, the maximum benefit paid under our Severance Pay Plan, based on the annual base salary and years of EOG service as of December 31, 2024, for the NEOs. In the event of involuntary termination for failure to meet performance objectives or standards, the NEO would be eligible for a cash severance of up to 12 weeks of base salary provided he or she executed a waiver and release of claims.

(f)

Calculated as the sum of (1) 2.99 times annual base salary plus two times annual bonus award opportunity in accordance with the change of control agreement for the NEOs and (2) a retention bonus in accordance with our retention bonus plan described above. The annual base salary is as follows: Mr. Yacob, $1,350,000; Ms. Janssen, $645,000; Mr. Leitzell, $660,000; and Mr. Donaldson, $765,000. The target annual bonus is as follows: Mr. Yacob, $2,025,000; Ms. Janssen, $580,500; Mr. Leitzell, $660,000; and Mr. Donaldson, $688,500. In accordance with the retention bonus plan, the retention bonus utilized is the annual bonus awarded in 2024 (for 2023 performance) as follows: Mr. Yacob, $2,520,000; Ms. Janssen, $385,000; Mr. Leitzell, $775,000; and Mr. Donaldson, $926,100.

48 EOG RESOURCES, INC.

EXECUTIVE COMPENSATION

(g)

Upon an involuntary termination that is not for cause, (1) 33% of the unvested performance units will vest for each whole year that has passed since the date of grant as of December 31, 2024 (assuming a performance multiple of 100% as the applicable performance period has not been completed or the achieved performance multiple has not been certified); however, the actual value of the performance units will be subject to the applicable performance multiple; and (2) 33% of unvested restricted stock will vest for each whole year that has passed since the grant date as of December 31, 2024. The number of performance units that would vest for Mr. Yacob is 92,382 and for Mr. Leitzell is 20,344. The number of shares of restricted stock that would vest for Mr. Yacob is 31,017 and for Mr. Leitzell is 6,637. If the involuntary termination was for failure to meet performance objectives or standards, all shares of performance units and restricted stock would be forfeited and canceled.

(h)

Represents the value of unvested performance units (assuming a performance multiple of 100% as the applicable performance period has not been completed or the achieved performance multiple has not been certified) and restricted stock/RSUs as of December 31, 2024, for the NEOs.

(i)	Health Benefits include the estimated value of three years of participation in our medical and dental plans, based on the NEO’s elections as of December 31, 2024.

(j)	Represents the unused vacation as of December 31, 2024, that would be paid to the NEO.

(k)

“All Other” includes (1) the estimated value of matching contributions and retirement contributions under the Savings and Retirement Plan had the NEO continued to be employed for three years based on the contribution rates and statutory limits in effect as of December 31, 2024 and (2) $50,000 in outplacement services.

(l)

Ms. Janssen is eligible for early retirement; therefore, any involuntary termination that is not for cause is treated as a “Company-approved Retirement prior to age 62” for stock plan purposes. See footnote (b) above for further explanation.

(m)

Mr. Donaldson is eligible for normal retirement; therefore, any involuntary termination that is not for cause is treated as a “retirement at or after age 62” for stock plan purposes. See footnote (c) above for further explanation.

Chief Executive Officer Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of SEC Regulation S-K, we are providing the following information about the relationship of the annual total compensation of Mr. Ezra Y. Yacob, our CEO, and the annual total compensation of our “Median Employee”.

For 2024, our last completed fiscal year:

•	the annual total compensation of our CEO (determined as described below) was $16,214,625; and

•	the annual total compensation of our Median Employee (determined as described below) was $221,005.

Based on this information, for 2024 the ratio of the annual total compensation of our CEO to the Median Employee was 73 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of SEC Regulation S-K.

We used the following material assumptions, adjustments and estimates to identify the Median Employee and to determine the annual total compensation of our CEO and the Median Employee:

•

We determined that, as of December 31, 2024, our employee population consisted of approximately 3,129 individuals (excluding the CEO) who were working at our parent company and consolidated subsidiaries and who were located in the following countries: Canada, The Republic of Trinidad and Tobago (“Trinidad”) and the United States of America (“U.S.”). This population consisted of our full-time, part-time and temporary employees.

•	As permitted under SEC rules, we adjusted the employee population to exclude 126 non-U.S. employees (or approximately 4.0% of the employee population) from the following foreign jurisdictions:

-	Canada: 2 employees

-	Trinidad: 124 employees

After excluding the foregoing non-U.S. employees, our adjusted employee population as of December 31, 2024 was 3,003.

•

To identify the Median Employee from our adjusted employee population, we first determined each employee’s base salary as of December 31, 2024, overtime earnings and annual cash bonus paid during fiscal year 2024 as reflected in our payroll records and the grant value of restricted stock/RSUs granted during fiscal year 2024. Then we identified our Median Employee from our adjusted employee population based on this compensation measure.

•

In accordance with the SEC rules, we determined the CEO’s 2024 annual total compensation to be equal to $16,214,625, which represents the amount reported for fiscal year 2024 for our CEO in the “Total” column of our “Summary Compensation Table” above.

•

We determined the Median Employee’s 2024 total annual compensation to be equal to $221,005, which represents the amount of such employee’s compensation for fiscal year 2024 that would have been reported in our “Summary Compensation Table” in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K if the employee had been an NEO for fiscal year 2024.

2025 PROXY STATEMENT 49

EXECUTIVE COMPENSATION

Pay-Versus-Performance
Disclosure

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of SEC Regulation
S-K,
we are providing the following information about the relationship between “compensation actually paid” to our CEO and to our non-CEO
NEOs and certain financial performance of the company. Compensation actually paid, as determined under SEC requirements, does not reflect the actual amount of compensation earned by, or paid to, our NEOs during a covered year. For further information regarding the company’s pay-versus-performance
philosophy and how the company aligns executive compensation with the company’s performance, refer to the “Compensation Discussion and Analysis” section above. For purposes of the below tables and related disclosures, “CEO 1” refers to William R. Thomas (our CEO in 2020 and in 2021, until his retirement effective September 30, 2021) and “CEO 2” refers to Ezra Y. Yacob (our CEO in 2021, effective October 1, 2021, and in 2022, 2023 and 2024).

							Value of Initial Fixed $100 Investment Based On:

Year	Summary Compensation Table Total for CEO 1 (a)	Compensation Actually Paid to CEO 1 (b)	Summary Compensation Table Total for CEO 2 (c)	Compensation Actually Paid to CEO 2 (d)	Average Summary Compensation Table Total for Non-CEO NEOs (e)	Average Compensation Actually Paid to Non-CEO NEOs (f)	TSR	Peer Group TSR (g)	Net Income/ (Loss) (in millions)	ROCE* (h)

2024	n/a	n/a	$16,214,625	$17,100,529	$4,544,310	$4,925,008	$185.56	$181.25	$6,403	25.1%

2023	n/a	n/a	$14,558,772	$11,497,316	$5,462,270	$3,490,889	$177.90	$191.57	$7,594	27.5%

2022	n/a	n/a	$12,641,202	$18,973,135	$ 5,102,832	$8,514,455	$181.58	$191.50	$7,759	35.8%

2021	$8,602,291	$23,431,751	$9,752,887	$13,893,824	$4,687,403	$8,701,274	$115.74	$120.82	$4,664	23.0%

2020	$7,891,608	($4,041,765)	n/a	n/a	$ 2,845,816	($121,066)	$61.36	$64.58	($605)	4.3%

(a)	Amounts represent the total compensation reported for Mr. Thomas in the Summary Compensation Table for his service as CEO in 2021 (until his retirement effective September 30, 2021) and 2020.

(b)
Amounts reported in this column are based on the total compensation reported for Mr. Thomas in the Summary Compensation Table for his service as CEO in 2021 (until his retirement effective September 30, 2021) and 2020, adjusted in accordance with SEC rules, for each year, by: (1) deducting the grant date fair value of equity awards reported in the Stock Awards column of the Summary Compensation Table for such year, (2) adding the year-end fair value of equity awards granted in each year that remained unvested at the end of such year, (3) adding the change in fair value of equity awards granted in prior years that vested in such year, (4) adding the change in fair value of outstanding and unvested equity awards granted in prior years, and (5) adding the value of dividends on stock awards not otherwise reflected in fair value or total compensation. Fair value of equity awards was computed in accordance with the company’s methodology used for financial reporting purposes.

(c)	Amounts represent the total compensation reported for Mr. Yacob in the Summary Compensation Table for his service as CEO in 2024, 2023, 2022 and 2021 (effective October 1, 2021).

(d)
Amounts reported in this column are based on the total compensation reported for Mr. Yacob in the Summary Compensation Table for his service as CEO in 2024, 2023, 2022 and 2021 (effective October 1, 2021), adjusted in accordance with SEC rules, for each year, by: (1) deducting the grant date fair value of equity awards reported in the Stock Awards column of the Summary Compensation Table for such year, (2) adding the year-end fair value of equity awards granted in each year that remained unvested at the end of such year, (3) adding the change in fair value of equity awards granted in prior years that vested in such year, (4) adding the change in fair value of outstanding and unvested equity awards granted in prior years, and (5) adding the value of dividends on stock awards not otherwise reflected in fair value or total compensation. Fair value of equity awards was computed in accordance with the company’s methodology used for financial reporting purposes. The adjustments for 2024 are shown in the table below.

	Summary Compensation Table Total for CEO 2	Reported Fair Value of Equity Awards for CEO 2	Year-end Fair Value of Equity Awards for CEO 2	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year for CEO 2	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year for CEO 2	Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years for CEO 2	Value of Dividends on Stock Awards not Otherwise Reflected in Fair Value or Total Compensation for CEO 2	Compensation Actually Paid to CEO 2

CEO 2	$16,214,625	($11,439,317)	$11,165,966	($109,549)	$0	$617,377	$651,427	$17,100,529

Non-CEO NEOs	$4,544,310	($2,905,259)	$2,828,403	$54,352	$0	$207,813	$195,389	$4,925,008

(e)
Amounts represent the average of the total compensation reported in the
Summary
Compensation Table for our NEOs, other than the then-CEO(s) (our “non-CEO NEOs”), for 2024, 2023, 2022, 2021 and 2020. Our non-CEO NEOs for the covered years were as follows: for 2024, Ms. Janssen and Messrs. Leitzell, Donaldson and Helms; for 2023, Messrs. Helms, Timothy K. Driggers, Donaldson and Leitzell; for 2022, Messrs. Helms, Driggers, Donaldson and Kenneth W. Boedeker; for 2021, Messrs. Helms, Driggers, Donaldson and Leitzell; and for 2020, Messrs. Helms, Driggers, Donaldson and Yacob.

(f)
Amounts reported in this column are based on the average of the total compensation reported in the Summary Compensation Table for our non-CEO NEOs for 2024, 2023, 2022, 2021 and 2020, adjusted in accordance with SEC rules, for each year, by: (1) deducting the grant date fair value of equity awards reported in the Stock Awards column of the Summary Compensation Table for such year, (2) adding the year-end fair value
of equity awards granted in each year that remained unvested

50 EOG RESOURCES, INC.

EXECUTIVE COMPENSATION

at the end of such year, (3) adding the change in fair value of equity awards granted in prior years that vested in such year, (4) adding the change in fair value of outstanding and unvested equity awards granted in prior years, and (5) adding the value of dividends on stock awards not otherwise reflected in fair value or total compensation. Fair value of equity awards was computed in accordance with the company’s methodology used for financial reporting purposes. The adjustments for 2024 are shown in the table above.

(g)
Value represents the TSR of the Standard & Poor’s 500 Oil & Gas Exploration & Production Index (“S&P O&G E&P”) based on an initial $100 investment, measured on a cumulative basis from the market close on December 31, 2019, through and including December 31 of each respective year. TSR calculations reflect reinvestment of dividends. The S&P O&G E&P is the peer group used by EOG for purposes of Item 201(e) of Regulation S-K under the Exchange Act in EOG’s Annual Report on Form 10-K for the year ended December 31, 2024.

(h)
ROCE* has
been
identified as our company-selected measure as it is the most important financial measure used to link compensation actually paid to our NEOs to company performance for the most recently completed fiscal year. ROCE* is a heavily weighted performance metric under our short-term incentive plan (i.e., in the determination of annual bonuses) and was added as a performance modifier for the performance units awarded under our long-term incentive plan in September 2022. Refer to Annex A for the calculation of ROCE for each of the fiscal years.

The following table sets forth an unranked list of the most important financial performance measures, including the company-selected measure, used by the company to link compensation actually paid for all NEOs to company performance for 2024.

Financial Performance Measures
Absolute Total Stockholder Return
Relative Total Stockholder Return
Return on Capital Employed*
The chart below reflects how the compensation actually paid (“CAP”) over the five-year period ended December
31
, 2024 aligns to trends in EOG’s TSR over the same period. In addition, the chart reflects that EOG’s TSR over the five-year period aligns closely to the TSR of the S&P O&G E&P index over the same period. In 2020, the negative compensation actually paid to Mr. Thomas and the non-CEO
NEOs was primarily impacted by EOG’s stock price depreciation of 40%. In 2021, the compensation actually paid was primarily impacted by EOG’s stock price appreciation of 78%. For 2022, the compensation actually paid to Mr. Yacob and the non-CEO
NEOs was primarily impacted by EOG’s stock price appreciation of 46%. For 2023, the compensation actually paid to Mr. Yacob and the non-CEO
NEOs was primarily impacted by EOG’s stock price depreciation of 7%. For 2024, the compensation actually paid to Mr. Yacob and the non-CEO
NEOs was primarily impacted by EOG’s stock price appreciation of 1%.

2025 PROXY STATEMENT 51

EXECUTIVE COMPENSATION

The chart below reflects how the compensation actually paid (“CAP”) over the five-year period ended December 31, 2024 aligns to trends in EOG’s net income (loss) over the same period.

The chart below reflects how the compensation actually paid (“CAP”) over the five-year period ended December 31, 2024 aligns to trends in EOG’s ROCE* over the same period.

52 EOG RESOURCES, INC.

Director Compensation and Stock Ownership Guidelines

The Compensation Committee is also responsible for determining, and making recommendations to the Board regarding, the compensation of our non-employee directors. At its meeting in the second quarter of 2024, the Compensation Committee conducted its annual review of EOG’s non-employee director compensation program relative to the programs of our peer group. Based on the results of its review, the Compensation Committee recommended to the Board the following regarding the total annual compensation of our non-employee directors for the 2024-2025 term: (1) the annual cash retainer for each non-employee director would remain unchanged at $100,000 and (2) consistent with the prior year, each non-employee director would be granted RSUs having a value of $200,000 (the number of RSUs to be granted calculated based on the closing price of EOG’s Common Stock on May 28, 2024 (such date being the Tuesday following each director’s re-election to the Board at our 2024 annual meeting of stockholders (the Monday following being a market holiday)), with the resulting number of units rounded down to a whole unit). Additionally, at its second quarter 2024 meeting, the Compensation Committee recommended to the Board an annual committee chair fee of $20,000 (payable to the chairs of the Audit Committee, Compensation Committee and Nominating Committee), as well as an annual presiding director fee of $20,000.

The Board adopted this recommendation in connection with its approval of our annual non-employee director compensation at its meeting in the second quarter of 2024. The terms of the RSUs granted to our non-employee directors are described in footnote (b) to the “Director Compensation Table for 2024” below.

In accordance with our stock ownership guidelines for non-employee directors (adopted by the Compensation Committee in December 2009 and amended by the Compensation Committee effective April 30, 2019), each non-employee director is required to own EOG stock (whether in the form of shares of Common Stock or phantom stock issued pursuant to the Deferral Plan, or both) in an aggregate amount equal to five times the annual cash retainer for non-employee directors as shall be in effect from time to time. A non-employee director must attain compliance with these stock ownership guidelines five years from the later of (1) the date of his or her initial election to the Board and (2) April 30, 2019. If a non-employee director is not at any time in compliance with such guidelines (subject to the transition/grace period described in the immediately foregoing sentence), such director (i) may only sell up to 35% of the shares of our Common Stock resulting from a vesting of RSUs in order to cover any tax obligations the non-employee director may incur as a result of the vesting and (ii) is required to hold the remaining shares received upon the vesting until such time as the non-employee director is in compliance. These stock ownership guidelines apply only to (A) the grants of RSUs approved by the Compensation Committee and the Board at its meetings in the second quarter of 2019 and (B) subsequent grants to our non-employee directors (until otherwise determined by the Compensation Committee and the Board). The stock ownership guidelines applicable to previous grants to our non-employee directors continue in full force and effect as to such grants.

Mr. Yacob, as our CEO, is subject to the stock ownership guidelines applicable to our executive officers and other senior management discussed above, and does not receive any compensation in respect of his services as a director or as our Chairman of the Board.

2025 PROXY STATEMENT 53

DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES

Director Compensation Table for 2024

The following table summarizes certain information regarding compensation paid or accrued during 2024 to each non-employee director.

Name	Fees Earned or Paid in Cash ($)(a)	Stock Awards ($)(b)	All Other Compensation ($)(c)	Total ($)

Janet F. Clark	$110,000	$199,976	$100,000	$409,976

Charles R. Crisp	$100,000	$199,976	$104,854	$404,830

Robert P. Daniels	$110,000	$199,976	$100,000	$409,976

Lynn A. Dugle	$100,000	$199,976	$100,000	$399,976

C. Christopher Gaut	$110,000	$199,976	$97,854	$407,830

Michael T. Kerr	$100,000	$199,976	$100,000	$399,976

Julie J. Robertson	$110,000	$199,976	$10,900	$320,876

Donald F. Textor(d)	$100,000	$199,976	$100,000	$399,976

(a)

Non-employee directors can defer all or a portion of their cash fees to a later specified date by participating in the Deferral Plan. Under the Deferral Plan, deferrals are invested into either (1) a flexible deferral account, in which deferrals are treated as if they had been invested into various investment funds as directed by the participant and in which returns vary based on the performance of the funds, or (2) a phantom stock account, in which deferrals are treated as if such amounts are used to purchase our Common Stock at the closing price on the date such deferred fees would otherwise have been paid, and includes reinvestment of dividends. In 2024, four of our non-employee directors deferred their cash fees by participating in the Deferral Plan.

(b)

Under the terms of the 2021 Stock Plan, each non-employee director received, upon re-election to the Board at our 2024 annual meeting of stockholders, 1,589 RSUs on May 28, 2024 (based on the closing price of our Common Stock on the NYSE of $125.85 per share on such date). RSUs granted to non-employee directors under the 2021 Stock Plan vest 100% after one year. Non-employee directors can defer receipt of their RSU grant (and, if the non-employee director so elects, the dividends credited thereon) to a later specified date by participating in the phantom stock account of the Deferral Plan. The market value of the unvested RSUs for each non-employee director (based on the closing price of our Common Stock on the NYSE of $122.58 per share on December 31, 2024) is $194,780.

(c)	All Other Compensation for 2024 consists of:

•

Charitable matching contributions made by EOG for each non-employee director as follows: Mses. Clark and Dugle and Messrs. Crisp, Daniels, Kerr and Textor, $100,000; Mr. Gaut, $93,000; and Ms. Robertson, $10,900. Please see “Executive Compensation Program for 2024 — Other Compensation and Benefits — Matching Gifts” above for a description of our charitable gifts matching program applicable to all employees and non-employee directors.

•	Reimbursement for spousal travel for Messrs. Crisp and Gaut of $4,854.

(d)

As previously announced by EOG, Mr. Textor is retiring from the Board and will not stand for re-election as a director at the Annual Meeting; his current term will expire in conjunction with the Annual Meeting.

54 EOG RESOURCES, INC.

Related Party Transactions

We have adopted a written policy relating to the review and approval of “related party transactions”. Generally, under this policy and related SEC regulations, (1) a “related party transaction” is a transaction, or a material amendment to a transaction, involving more than $120,000 between a “related party” and EOG or one of its subsidiaries and (2) a “related party” is (a) a director, director nominee or executive officer of EOG, (b) a beneficial owner of more than 5% of our Common Stock, (c) an immediate family member of, or person sharing the home of, an EOG director, director nominee or executive officer or beneficial owner of more than 5% of our Common Stock or (d) an entity that is owned or controlled by any of the foregoing persons or for which any of the foregoing persons serves as an executive officer, general partner or principal or in a similar capacity or position.

Consistent with the recommendations of the NYSE, our policy requires the Audit Committee to review and approve (in the case of a proposed transaction) or ratify (in the case of an existing transaction) each related party transaction and any material amendment to any such transaction. In reviewing and approving, or ratifying, as the case may be, any related party transaction or material amendment to any such transaction, the Audit Committee must satisfy itself that it has been fully informed as to the related party’s relationship to EOG and interest in the transaction and as to the material facts of the transaction, and must determine that the related party transaction (i) is in, or is not inconsistent with, the best interests of EOG and our stockholders and (ii) does not present any conflicts of interest. In addition, the members of the Audit Committee are periodically asked to confirm that they are not aware of any related party transactions, other than any such transactions previously discussed with the Audit Committee.

Mr. Lloyd W. Helms, Jr., our President until his retirement from EOG in May 2024, has a son, Cory Helms, who was employed by EOG during fiscal year 2024 as an engineering manager in our Oklahoma City office until his appointment in January 2024 as the Vice President and General Manager of our Denver office. Mr. Cory Helms has been employed by EOG since July 2010, prior to his father becoming an executive officer of EOG. Mr. Lloyd W. Helms, Jr. did not participate in the hiring of his son and has not participated in performance evaluations or compensation decisions regarding his son. Mr. Cory Helms’ total compensation for 2024 (consisting of his annual base salary, annual bonus, stock-based compensation and other benefits and compensation) was less than $1,875,000. We believe that Mr. Cory Helms’ compensation and benefits for 2024 were commensurate with his qualifications, experience and responsibilities and comparable to the compensation and benefits paid to Vice President and General Managers at EOG and in the oil and gas industry with similar qualifications, experience and responsibilities. Pursuant to our related party transactions policy, the Audit Committee has (1) satisfied itself that it has been fully informed as to the material facts of Mr. Cory Helms’ employment relationship with us; (2) determined that (i) the employment relationship is in, and is not inconsistent with, the best interests of EOG and our stockholders and does not present any conflicts of interest and (ii) Mr. Lloyd W. Helms, Jr. did not have a material interest in such employment relationship; and (3) approved and ratified our prior and continued employment of Mr. Cory Helms.

In addition to our related party transactions policy, our Code of Conduct prohibits transactions involving or benefiting a director or executive officer (or a family member of a director or executive officer) that may constitute a conflict of interest. Any waiver of our Code of Conduct in favor of a director or executive officer requires Board or Board committee approval and reporting under applicable SEC and NYSE regulations, as more fully described under “Corporate Governance — Codes of Conduct and Ethics and Corporate Governance Guidelines” above. There have been no waivers granted with respect to our Code of Conduct to any director or executive officer.

2025 PROXY STATEMENT 55

Item 1. Election of Directors

At the Annual Meeting, eight directors are to be elected to hold office until the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified (or until such director’s earlier resignation, removal or death). All of the nominees are current directors.

Our director nominees bring a wealth and variety of relevant experience, skills and viewpoints to the Board. Below are descriptions of certain key skills and areas of experience that we believe are relevant to our business along with a matrix setting forth the skills and areas of experience possessed by each of our director nominees.

Key Director Skills and Areas of Experience

Executive Management Has a demonstrated record of leadership and valuable perspectives on issues affecting large and complex organizations	●	●	●	●	●	●	●	●

Financial Reporting, Accounting & Finance

Has an understanding of, and experience with, financial reporting and accounting matters and capital markets matters (both debt and equity) relevant to a large, publicly traded company

	●	●		●	●	●	●	●

Energy Industry Contributes valuable perspective on issues specific to our operations in the oil and gas industry	●	●	●		●	●	●	●

Corporate Governance & Risk Management Has an understanding of, and experience with, the roles of corporate strategy and risk management necessary for organizational performance	●	●	●	●	●	●	●	●

International Provides valuable insights into the international aspects of our business and operations	●	●	●	●	●	●	●	●

Governmental & Regulatory Has an understanding of the effect governmental and regulatory actions and decisions may have on our business	●	●	●	●	●	●	●	●

Environmental, Health & Safety Strengthens the Board’s oversight and understanding of the interrelationship between environmental and safety matters and our operational activities and strategy	●	●	●		●	●	●	●

Human Resources & Compensation Has an understanding of compensation factors and components that influence the attraction, motivation and retention of a talented workforce	●	●	●	●	●	●	●	●

Civic, Community & Charitable Organizations Contributes to a better understanding of sustainable engagements with the communities where we do business	●	●	●	●	●	●	●	●

Technical, Geologic and Engineering

Education background brings an understanding of technical, geologic and engineering disciplines necessary for the identification of our exploration plays and development of our prospect inventory

		●	●		●	●		●

Information Technology Contributes to the Board’s understanding of innovative information technology applications utilized in our operations and business	●	●	●	●	●	●	●

56 EOG RESOURCES, INC.

ITEM 1. ELECTION OF DIRECTORS

The charts below reflect the demographics and tenure of our director nominees as of May 21, 2025 (the date of our Annual Meeting). The average tenure of our directors as of May 21, 2025 (the date of our Annual Meeting) will be 8.3 years.

We believe that our director nominees possess high standards of personal and professional ethics, character, integrity and values; an inquisitive and objective perspective; practical wisdom; mature judgment; varied professional experiences, skills and backgrounds; a proven record of success in their respective fields; and, collectively, valuable knowledge of our business and of the oil and gas industry. Further, each of our director nominees is willing and able to devote sufficient time to carrying out his or her duties and responsibilities as a director effectively and is committed to serving EOG and our stockholders.

Set forth below, in each director nominee’s biographical information, is additional discussion of the specific experience, qualifications and skills attributable to such nominee that led the Board, as of the date of this proxy statement, to its conclusion that the nominee should serve as a director of EOG and, in the case of Mses. Clark, Dugle and Robertson and Messrs. Crisp, Daniels, Gaut and Kerr, as a member of the Board’s Audit, Compensation and Nominating Committees. Director nominee ages and biographical information set forth below are as of February 28, 2025.

A majority of the votes cast in person or by proxy by the holders of our Common Stock entitled to vote at the Annual Meeting is required to elect a nominee. Under our bylaws, (1) a “majority of the votes cast” means that the number of shares voted “FOR” a nominee’s election exceeds 50% of the number of votes cast with respect to that nominee’s election and (2) votes cast shall include votes “FOR” and “AGAINST” and exclude abstentions with respect to that nominee’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within 10 days of the Annual Meeting) will not be counted in determining the number of votes cast with respect to that nominee’s election.

Pursuant to our Corporate Governance Guidelines, any nominee for director who fails to receive a majority of the votes cast at the Annual Meeting must, promptly following certification of the stockholder vote, tender his or her resignation to the Nominating Committee of the Board. The Nominating Committee (excluding the nominee who tendered the resignation) will evaluate the resignation in light of the best interests of the company and our stockholders in determining whether to accept or reject the resignation or take other action. The Nominating Committee will make a recommendation to the Board, which will then act on the tendered resignation and publicly disclose its decision and rationale within 90 days following certification of the stockholder vote.

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the accompanying form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the accompanying form of proxy to vote for a substitute.

Pursuant to our bylaws and effective as of the date of the Annual Meeting, the Board has set the number of directors that shall constitute the Board at nine. Accordingly, proxies cannot be voted for a greater number of persons than the number of nominees named on the accompanying form of proxy, and stockholders may not cumulate their votes in the election of directors.

2025 PROXY STATEMENT 57

ITEM 1. ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” EACH OF THE NOMINEES LISTED BELOW.

Janet F. Clark 70 DIRECTOR SINCE 2014

Ms. Clark has extensive leadership and financial experience, having most recently served as Executive Vice President and Chief Financial Officer of Marathon Oil Corporation (“Marathon”) from January 2007 until her retirement in October 2013. Prior to that, she was Senior Vice President and Chief Financial Officer of Marathon from January 2004 to January 2007. From 2001 through 2003, Ms. Clark served as Senior Vice President and Chief Financial Officer of Nuevo Energy Company and, from 1997 until 2000, she held various roles at Santa Fe Snyder Corporation, including Chief Financial Officer and Executive Vice President of Corporate Development and Administration.

Ms. Clark is also a director of Texas Instruments Incorporated (since 2015), a publicly traded global semiconductor design and manufacturing company, where she serves as Chair of the Audit Committee and previously served as lead director and as a member of the Governance and Stockholder Relations Committee.

Ms. Clark is also a member of the Board of Directors of Resources for the Future (since 2021), an independent, nonprofit research institution based in Washington, D.C. whose mission is to improve environmental, energy and natural resource decisions through impartial economic research and policy engagement.

From 2015 to 2018, Ms. Clark served as a director of Goldman Sachs BDC, Inc., a specialty finance company and regulated management investment company, where she served as a member of the Audit, Compliance, Compensation, Contract Review and Governance and Nominating Committees. Ms. Clark also previously served as a director of Goldman Sachs Private Middle Market Credit LLC, a regulated investment company and business development company, from 2016 to 2018.

In addition, Ms. Clark served on the Board of Directors and Audit Committee of Dell Inc. from September 2011 to October 2013, including service as chairperson of the Audit Committee during 2013. Ms. Clark also served on the Board of Directors of Exterran Holdings, Inc. (and its predecessor company, Universal Compression Holdings, Inc.) from 2003 until 2011, including service as Audit Committee chairperson from 2004 to 2011.

58 EOG RESOURCES, INC.

ITEM 1. ELECTION OF DIRECTORS

Charles R. Crisp 77 DIRECTOR SINCE 2002

Mr. Crisp began his career in the oil and gas industry over 50 years ago with Conoco Inc. and has held senior management positions with numerous energy companies, including (i) Coral Energy, LLC, a subsidiary of Shell Oil Company, where he served as President and Chief Executive Officer from 1999 until his retirement in November 2000 and as President and Chief Operating Officer from 1998 to 1999; (ii) Houston Industries Incorporated, where he served as President of the power generation group from 1996 to 1998; and (iii) Tejas Gas Corporation, a major intrastate natural gas pipeline company, where he served as President, Chief Operating Officer and a director from 1988 to 1996.

Mr. Crisp has also accumulated over 20 years of experience as a director of publicly traded energy companies. Mr. Crisp is currently a director of Targa Resources Corp. (since 2005), a provider of midstream natural gas and natural gas liquids services, where he currently serves on the Sustainability and Nominating and Governance Committees. Mr. Crisp also serves as a director of Targa Resources GP, LLC, a subsidiary of Targa Resources Corp.

Mr. Crisp served as a director of Intercontinental Exchange, Inc. (“ICE”) from 2002 to 2022, including service on the Compensation and Audit Committees. ICE is an operator of regulated exchanges, trading platforms and clearing houses. Mr. Crisp continues to serve as a director of four of ICE’s wholly owned subsidiaries.

In addition, Mr. Crisp served as a director of Southern Company Gas (formerly, AGL Resources Inc.) from 2003 to 2023. Southern Company Gas is a wholly owned subsidiary of Southern Company and a leading provider of natural gas and electric utilities.

Mr. Crisp also served on the Board of Directors of AGL Resources Inc. (a then-publicly traded company providing natural gas distribution and marketing services) from 2003 to 2016, where he also served as a member of the Compensation Committee and Executive Committee and as chairperson of the Finance and Risk Management Committee. In 2016, AGL Resources Inc. was acquired by, and became a wholly owned subsidiary of, Southern Company.

Robert P. Daniels 66 DIRECTOR SINCE 2017

Mr. Daniels has extensive experience in the oil and gas exploration and production industry. Mr. Daniels served in various senior management positions during his 32-year career with Anadarko Petroleum Corporation (“Anadarko”), a publicly traded oil and gas exploration and production company. Prior to his retirement in December 2016, Mr. Daniels served as President, Anadarko Canada, from 2001 to 2004, as Senior Vice President, Exploration and Production, from 2004 to 2006, as Senior Vice President, Worldwide Exploration, from 2006 to 2013, and as Executive Vice President, International and Deepwater Exploration, from 2013 to 2016. Mr. Daniels was a member of Anadarko’s executive committee from 2004 to 2016 and also served as an executive committee representative to the Governance and Risk Committee of Anadarko’s Board of Directors.

Since 2010, Mr. Daniels has served on the Board of Directors of MicroSeismic, Inc. (“MicroSeismic”) as an independent, non-executive director. Mr. Daniels is also a member of MicroSeismic’s Audit and Nominations & Governance Committees. MicroSeismic is an oilfield services company providing completions evaluation services and real-time monitoring and mapping of hydraulic fracture operations in unconventional oil and gas plays.

2025 PROXY STATEMENT 59

ITEM 1. ELECTION OF DIRECTORS

Lynn A. Dugle 65 DIRECTOR SINCE 2023

Ms. Dugle has more than 30 years of executive leadership and senior management experience in the defense, intelligence and high-tech industries. Ms. Dugle served as the Chief Executive Officer of Engility Holdings, Inc. (“Engility”), a publicly traded engineering and technology consulting company, from 2016 until the sale of the company in 2019. Ms. Dugle also served as Chairman and President of Engility.

Prior to joining Engility in 2016, Ms. Dugle served more than a decade in senior management positions at Raytheon Company (“Raytheon”), a publicly traded company specializing in defense and other government markets worldwide, including Vice President, Engineering, Technology and Quality and President of Intelligence, Information and Services. Before joining Raytheon in 2004, Ms. Dugle held international and officer-level positions with ADC Telecommunications, Inc. Ms. Dugle began her career at Texas Instruments Incorporated, a global semiconductor design and manufacturing company, as a manufacturing engineer.

Ms. Dugle currently serves as a director of Micron Technology, Inc. (since 2020), a publicly traded developer of memory and storage solutions, where she serves as a member of the Governance & Sustainability and Security Committees. Ms. Dugle also currently serves as a director of KBR, Inc. (since 2020), a publicly traded provider of science, technology and engineering solutions, where she serves as the Chair of the Nominating and Corporate Governance Committee and as a member of the Compensation and Cybersecurity Committees.

In addition, Ms. Dugle serves as a director of TE Connectivity Ltd. (since 2020), a publicly traded provider of connectivity, communications and sensing products, where she serves as a member of the Audit Committee and as co-chair of the Joint Committee on Cybersecurity.

Ms. Dugle previously served on the board of directors of State Street Bank and Trust Company, including as Chair of the Technology, Operations and Cyber Committee and as a member of the Audit Committee. She also served as an Advisor Partner of First Light Acquisition Group Inc. and as a director of Avantus Federal before it was sold in 2022.

60 EOG RESOURCES, INC.

ITEM 1. ELECTION OF DIRECTORS

C. Christopher Gaut 68 DIRECTOR SINCE 2017

Mr. Gaut has extensive leadership experience and financial and operational expertise in the oilfield services, contract drilling and equipment sectors of the oil and gas industry. He has served as a Chief Executive Officer, Chief Operating Officer and Chief Financial Officer for over 30 years for various public companies.

Beginning in August 2010, Mr. Gaut served as the Chairman of the Board, President and/or Chief Executive Officer of Forum Energy Technologies, Inc. (“Forum”). Effective February 2022, Mr. Gaut retired from his positions as President and Chief Executive Officer of Forum, and he became Forum’s Executive Chairman of the Board. In December 2023, Mr. Gaut transitioned to the role of non-executive Chairman of the Board of Forum. Forum is a leading energy manufacturing company, primarily serving oil service companies, drilling contractors as well as non- oil and gas customers.

Prior to the formation of Forum, Mr. Gaut served as (i) a Managing Director of SCF Partners, a Houston based private equity firm investing in oilfield service and equipment companies, from 2009 until 2010; (ii) President of the Drilling and Evaluation Division of Halliburton Company (“Halliburton”), a publicly traded provider of oilfield services and products to the upstream oil and gas industry, from 2008 until 2009; and (iii) Halliburton’s Executive Vice President and Chief Financial Officer from 2003 to 2007.

In addition, from 2008 until 2019, Mr. Gaut served on the Board of Directors of Valaris plc (formerly known as Ensco Rowan plc and as Ensco plc) (“Valaris”), a leading global offshore drilling contractor, where he also served as a member of the Nominating and Governance Committee. Mr. Gaut also previously served as Co-Chief Operating Officer of Valaris from January 2002 to February 2003, and as Senior Vice President and Chief Financial Officer of Valaris from December 1987 until February 2003.

Further, from 2016 until 2019, Mr. Gaut served as a director of Key Energy Services, Inc., a publicly traded well service company, where he served as a member of the Audit Committee and as its lead independent director.

2025 PROXY STATEMENT 61

ITEM 1. ELECTION OF DIRECTORS

Michael T. Kerr 65 DIRECTOR SINCE 2020

Mr. Kerr, who retired from Capital Group effective October 1, 2020, has over 36 years of investment experience, including 35 years with Capital Group, one of the world’s oldest and largest investment management organizations.

During his tenure with Capital Group, Mr. Kerr managed multiple funds as an equity portfolio manager and covered global oil and gas companies for Capital Group as an equity investment analyst. As a result, Mr. Kerr has acquired extensive knowledge of the oil and gas exploration and production industry.

Prior to joining Capital Group, Mr. Kerr was an exploration geophysicist with Cities Service Company. Mr. Kerr currently serves as a board member for various civic and non-profit organizations.

Mr. Kerr is also a director of Kerry Group plc (since 2021), a publicly traded company and global leader in the development of taste and nutrition solutions for the food, beverage and pharmaceutical markets, where he serves as a member of the Audit Committee, Remuneration Committee and Governance and Nomination Committee.

Julie J. Robertson 69 DIRECTOR SINCE 2019

Ms. Robertson has extensive experience in the oil and gas industry and a wealth of knowledge of the drilling services sector from her 40-year career and various roles with Noble Corporation plc (“Noble”), a publicly traded company and one of the world’s largest offshore drilling companies.

Ms. Robertson served in the role of Executive Chairman of Noble from May 2020 until her retirement from Noble in February 2021. Previously, Ms. Robertson served as Chairman of the Board, President and Chief Executive Officer of Noble from January 2018 until May 2020. Ms. Robertson previously served in various other management roles for Noble and its subsidiaries, including (i) Executive Vice President from 2006 to January 2018, (ii) Senior Vice President — Administration from 2001 to 2006 and (iii) Vice President — Administration from 1996 to 2001. Ms. Robertson also served continuously as Corporate Secretary of Noble from 1993 until assuming the Chairman’s role in 2018. Ms. Robertson joined a predecessor subsidiary of Noble in 1979.

Ms. Robertson is also Chair of the Board of Seadrill Limited (since 2022), a publicly traded worldwide provider of offshore oil drilling services, where she also serves as Chair of the Joint Nomination and Remuneration Committee; and a director of Superior Energy Services, Inc. (since 2021), a privately held worldwide provider of specialized oilfield services and equipment.

In addition, Ms. Robertson is a director of Patterson-UTI Energy, Inc. (since 2022), a publicly traded provider of drilling and pressure pumping services, directional drilling, rental equipment and technology to the oil and gas industry, where she serves as a member of the Audit Committee and as Chair of the Nominating and Corporate Governance Committee.

62 EOG RESOURCES, INC.

ITEM 1. ELECTION OF DIRECTORS

Ezra Y. Yacob 48 DIRECTOR SINCE 2021

Mr. Yacob was appointed Chairman of the Board, effective October 2022. Mr. Yacob was previously named EOG’s Chief Executive Officer and appointed as a Director of EOG, effective October 2021. Mr. Yacob previously served as President from January 2021 through September 2021; Executive Vice President, Exploration and Production from December 2017 to January 2021; Vice President and General Manager in Midland from May 2014 to December 2017; and Division Exploration Manager in Midland and in Fort Worth from March 2012 to May 2014. Prior to that, Mr. Yacob served in various geoscience and leadership positions. He joined EOG in August 2005.

Before joining EOG, Mr. Yacob worked for the Minerals Division at the United States Geological Survey.

2025 PROXY STATEMENT 63

Item 2. Ratification of Appointment of Auditors

General

For 2024 and 2023, we retained our principal auditors, Deloitte & Touche LLP (“Deloitte”), independent registered public accounting firm, to provide services in the following categories and, in consideration of such services, have paid (or will pay) to Deloitte the following amounts (which, as further discussed below, include certain estimated amounts):

Audit Fees. The aggregate fees billed for professional services rendered by Deloitte in connection with the audits of our annual consolidated financial statements for the fiscal years ended December 31, 2024 and December 31, 2023 and the reviews of our quarterly consolidated financial statements included in our Forms 10-Q for such fiscal years were $4,119,532 and $3,931,104, respectively. In addition, Deloitte renders professional services to EOG in connection with the annual statutory audits of the financial statements of our Trinidad subsidiaries. The fees billed for such statutory audits for the fiscal year ended December 31, 2023 totaled $125,080; the fees billed for such statutory audits for the fiscal year ended December 31, 2024 (which audits will be finalized in the first half of 2025) are expected to total approximately $131,000.

Audit-Related Fees. The aggregate fees billed for the fiscal years ended December 31, 2024 and December 31, 2023 for assurance and related services rendered by Deloitte that were reasonably related to the audits and reviews of our consolidated financial statements and/or the above-described statutory audits, but not reportable as Audit Fees above, were $246,000 and $1,000, respectively. Audit-Related Fees for 2024 were primarily for comfort letter work with respect to our November 2024 offering of our 5.650% Senior Notes due 2054 and for services performed in connection with our December 2024 registration statement filing with the SEC. Audit-Related Fees for 2023 were for services rendered in connection with our compliance with certain federal environmental-related financial assurance requirements.

Tax Fees. Deloitte did not render any tax compliance, tax advice or tax planning services to us for the fiscal year ended December 31, 2024 or the fiscal year ended December 31, 2023.

All Other Fees. The aggregate fees billed for services rendered by Deloitte not reportable as Audit Fees, Audit-Related Fees or Tax Fees above for the fiscal years ended December 31, 2024 and December 31, 2023 were $3,754 and $6,154, respectively. All Other Fees for 2024 and 2023 were for subscriptions for certain research-related tools.

Pre-Approval of Audit and Non-Audit Services. The Audit Committee pre-approves all audit and non-audit services provided to us by our independent auditors at the Audit Committee’s first meeting of each calendar year and at subsequent meetings as necessary. The non-audit services to be provided are specified and shall not exceed a specified dollar limit.

Management is directed to provide a report to the Audit Committee, at each regular meeting of the Audit Committee, showing in reasonable detail the services provided by the independent auditors to us since the beginning of the calendar year, as well as the then-estimated cost to-date of audit and non-audit services provided.

During the course of a year, if additional non-audit services are deemed to be appropriate or advisable, these services are presented to the Audit Committee for pre-approval, subject to the availability of the de minimis exception for non-audit services set forth in Section 202 of the Sarbanes-Oxley Act and in Rule 2-01 of Regulation S-X. The Audit Committee has delegated to the Chairperson of the Audit Committee the authority to approve non-audit services provided by the independent auditors to us pursuant to such exception. None of the services rendered by Deloitte for the fiscal years ended December 31, 2024 and December 31, 2023 and reportable as Audit-Related Fees, Tax Fees or All Other Fees above were approved by the Audit Committee or the Chairperson of the Audit Committee pursuant to such de minimis exception.

64 EOG RESOURCES, INC.

ITEM 2. RATIFICATION OF APPOINTMENT OF AUDITORS

Ratification of Appointment for 2025

The Audit Committee of the Board has sole and direct authority to appoint, compensate, oversee, evaluate and terminate the company’s independent auditor, and it is responsible for fee negotiations associated with the retention of the company’s independent auditor. The Audit Committee has appointed Deloitte to audit our consolidated financial statements for the year ending December 31, 2025, and such appointment has been approved by the Board. Deloitte has served as our independent auditor continuously since 2002. Pursuant to the SEC’s audit partner rotation rules (set forth in Rule 2-01 of Regulation S-X), Deloitte’s lead engagement partner for the audit of our consolidated financial statements is rotated every five years.

In order to assure continuing auditor independence, the Audit Committee periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of Deloitte to serve as the company’s independent auditor is in the best interests of the company and its stockholders, and we are asking our stockholders to ratify the appointment of Deloitte as the company’s independent auditor for 2025.

Ratification of this appointment shall be effective upon the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote against the ratification of this appointment. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the accompanying form of proxy will vote such proxy “FOR” the ratification of the appointment of Deloitte.

In the event the appointment of Deloitte is not ratified, the Audit Committee will consider the appointment of other independent auditors. A representative of Deloitte is expected to be present at the Annual Meeting and will be available to make a statement, if such representative desires to do so, and to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THIS PROPOSAL.

2025 PROXY STATEMENT 65

Item 3. Non-Binding Advisory Vote on Executive Compensation

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this proxy statement a separate proposal, which gives our stockholders the opportunity to approve or not approve the compensation of our Named Executive Officers (as disclosed in this proxy statement) by voting “FOR” or “AGAINST” the resolution below (commonly referred to as “Say-on-Pay”). While our Board and Compensation Committee intend to carefully consider the stockholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

In considering their vote, stockholders are encouraged to review with care the information regarding our executive compensation program as discussed under “Compensation Discussion and Analysis” above and the compensation tables and related narrative discussion provided under “Executive Compensation” above.

As described under “Compensation Discussion and Analysis,” our Compensation Committee, which is comprised exclusively of independent directors, oversees all aspects of our executive compensation program and seeks to ensure that the compensation program for our executive officers is aligned with the interests of our stockholders and the compensation practices of our peer companies (with whom we compete for executive management personnel). Our executive compensation program is also designed to attract, motivate and retain a highly qualified executive management team and to appropriately reward our executive officers for their contribution to the achievement of our short-term and long-term business goals and the creation, protection and enhancement of stockholder value.

As further discussed above under “Compensation Discussion and Analysis,” we continued in 2024 to deliver on our strategy of creating sustainable value for stockholders with operational and financial results exceeding our objectives. The Compensation Committee believes that our executive management team continues to foster a unique culture that has firmly established EOG as a leader in the exploration and production industry and supports our strategy to maximize long-term stockholder value. In addition, our decentralized structure supports EOG’s culture of continuous improvement and innovation and creates a sustainable competitive advantage for EOG. We are focused on being among the highest return and lowest cost producers, committed to strong environmental performance and playing a significant role in the long-term future of energy.

We believe that our executive compensation program (1) has played a significant role in our ability to attract, motivate and retain a highly qualified executive team to manage our company and (2) is structured in the best manner possible to support the achievement of our short-term and long-term business goals and the creation, protection and enhancement of stockholder value. In addition, we believe that our executive compensation program has played a significant role in our ability to achieve superior, long-term stock price performance. Since becoming an independent public company in August 1999, our stock price performance has significantly exceeded the collective performance of our peer group companies as well as the performance of the Dow Jones Industrial Average, the Nasdaq Composite Index and the Standard & Poor’s 500 Index (in each case, measured as of February 28, 2025).

Accordingly, the Board endorses our executive compensation program and recommends that our stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation of the Company’s Named Executive Officers, as disclosed in the Company’s definitive proxy statement for the Company’s 2025 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion, be, and hereby is, approved”.

The approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Abstentions with respect to this proposal will have the effect of a vote against this proposal and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to this proposal within 10 days of the Annual Meeting) will not be counted in determining the number of shares necessary for approval. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the accompanying form of proxy will vote such proxy “FOR” this proposal.

66 EOG RESOURCES, INC.

ITEM 3. NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

As noted above, the vote solicited by this proposal is advisory in nature and its outcome will not be binding on the Board or the Compensation Committee, nor will the outcome of the vote require the Board or the Compensation Committee to take any action. Further, the outcome of the vote will not be construed as overruling any decision of the Board or the Compensation Committee or creating or implying any additional fiduciary duty of the Board or the Compensation Committee. However, the Board and the Compensation Committee will carefully consider the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THIS PROPOSAL.

2025 PROXY STATEMENT 67

Stockholder Proposals and Director Nominations

Stockholders may propose matters to be presented at our stockholder meetings and may also nominate persons to be directors of EOG. Formal procedures have been established for those proposals and nominations.

Proposals for 2026 Annual Meeting of Stockholders and 2026 Proxy Materials

Proposals of holders of our Common Stock intended to be presented at our 2026 annual meeting of stockholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A must be received by us, addressed to our Corporate Secretary (Michael P. Donaldson), at our principal executive offices at 1111 Bagby, Sky Lobby 2, Houston, Texas 77002, no later than November 28, 2025.

Nominations for 2026 Annual Meeting of Stockholders and for Any Special Meetings of Stockholders

Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Pursuant to our bylaws, nominations of persons for election to our Board may be made at a meeting of our stockholders:

•	pursuant to our notice of the meeting;

•	by or at the direction of the Board;

•

by any stockholder who (1) was a stockholder of record at the time of giving the notice discussed below and is a stockholder of record at the time of the meeting, (2) is entitled to vote at the meeting and (3) complies with the notice requirements of Article II, Section 3 of our bylaws; and

•

with respect to the submission of a “proxy access” nominee, by a stockholder or stockholder group that satisfies the eligibility, notice, disclosure and other requirements of, and complies with, paragraph (A)(4) of Article II, Section 3 of our bylaws (as summarized below).

Nominations by any of our stockholders shall be made pursuant to timely notice, in writing, to our Corporate Secretary (Michael P. Donaldson). To be timely with respect to our 2026 annual meeting of stockholders, notice given by a stockholder shall be delivered to our Corporate Secretary at our principal executive offices at 1111 Bagby, Sky Lobby 2, Houston, Texas 77002, no earlier than the close of business on November 28, 2025 and no later than the close of business on December 29, 2025 with respect to an election to be held at our 2026 annual meeting of stockholders.

With respect to an election to be held at a special meeting of our stockholders for the election of directors, such notice, to be timely, shall be delivered to our Corporate Secretary at our principal executive offices not earlier than the close of business on the 120th day prior to the date of such special meeting, and not later than the close of business on the later of (1) the 90th day prior to the date of such special meeting or (2) if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

The notice shall set forth the information required by paragraph (A)(2) of Article II, Section 3 of our bylaws, including, but not limited to, (1) such stockholder’s name and address, as such information appears on our books, (2) the number of shares of our Common Stock which are directly or indirectly beneficially owned by the stockholder, (3) all other direct or indirect interests of such stockholder in our Common Stock (including derivative and “short” interests), (4) any arrangement pursuant to which such stockholder has a right to vote any shares of our Common Stock, (5) all information relating to such stockholder’s director nominee that would be required to be disclosed in a proxy statement in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act (including such nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (6) a description of all direct and indirect compensation and other material monetary agreements and relationships

68 EOG RESOURCES, INC.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

between such stockholder and such proposed nominee, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the stockholder making the nomination were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant, (7) a written representation that such stockholder is a holder of record of shares of our Common Stock, will continue to be a stockholder of record through the date of such meeting and intends to appear in person or by proxy at the meeting to make such nomination or to propose such business, (8) all information that would be required to be set forth in a Schedule 13D (or an amendment thereto) filed under the Exchange Act if such a statement (or amendment) were required to be filed under the Exchange Act by such stockholder, (9) if such stockholder intends to engage in a solicitation with respect to a nomination of directors or proposal of other business, a statement disclosing the name of each participant in such solicitation and, if involving a nomination of directors, a written representation that such stockholder intends to deliver a proxy statement and form of proxy to holders of at least 67% of the shares of our Common Stock entitled to vote at an election of directors, (10) a written representation and agreement by such nominee to comply with any codes, policies and guidelines of EOG and any rules, regulations and listing standards, in each case as applicable to directors of EOG, (11) a written representation and agreement by such nominee that he or she (A) is not and will not become a party to any arrangement with, and has not given (and will not give) any commitment to, any person or entity as to how such nominee, if elected as a director of EOG, will act or vote on any issue or question that has not been disclosed to EOG, and (B) is not and will not become a party to any direct or indirect compensatory, payment, reimbursement, indemnification or other financial arrangement with any person or entity other than EOG in connection with his or her nomination, service or action as a director of EOG that has not been disclosed to EOG and (12) the terms of all arrangements between such stockholder and such nominee and any other person, including such stockholder and any beneficial owner and their respective affiliates and associates or others acting in concert therewith, pursuant to which the nomination of such nominee is to be made by the stockholder.

Furthermore, to be eligible to be a nominee of any stockholder for election or re-election as a director of EOG, a person must deliver to our Corporate Secretary at our principal executive offices (in accordance with the time periods prescribed for delivery of notice under paragraph (A)(2) of Article II, Section 3 of our bylaws) a written questionnaire with respect to the background and qualification of such individual and the background of any other person or entity on whose behalf, directly or indirectly, the nomination is being made.

Acceptable forms of such questionnaire and of the written representations and agreements referred to in clauses (7), (9), (10) and (11) of the preceding paragraph will be provided to the requesting stockholder and nominee by our Corporate Secretary upon written request.

In addition to satisfying the above-referenced notice and disclosure requirements, a stockholder, or group of not more than 20 stockholders, meeting specified eligibility requirements (collectively, an “eligible stockholder”) may submit director nominees for inclusion in the proxy statement and proxy card for our 2026 annual meeting of stockholders. In order to be eligible to utilize our “proxy access” bylaw, an eligible stockholder must have owned 3% or more of our outstanding common stock continuously for at least three years. In addition, director nominees submitted pursuant to these provisions (each, a “stockholder proxy access nominee”) must meet specified criteria, and the maximum number of stockholder proxy access nominees that may be included in our proxy materials for our 2026 annual meeting of stockholders pursuant to these provisions may not exceed 20% of the number of our directors then in office. The foregoing summary of our “proxy access” bylaw (which contains additional eligibility, procedural and disclosure requirements) does not purport to be complete and is qualified in its entirety by reference to paragraph (A)(4) of Article II, Section 3 of our bylaws.

In the event a person is validly designated as a nominee to the Board and shall thereafter become unable or unwilling to stand for election to the Board, the Board or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee.

Notwithstanding our bylaw provisions described above, a stockholder shall also comply with all applicable requirements of the Exchange Act and the related rules and regulations thereunder with respect to the matters set forth in such bylaw provisions. For example, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than EOG nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 23, 2026.

2025 PROXY STATEMENT 69

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Other Stockholder Business for 2026 Annual Meeting of Stockholders

For other business (other than stockholder proposals under Rule 14a-8 and director nominations) to be brought before an annual meeting of stockholders by any of our stockholders, the stockholder must have given timely notice, in writing, to our Corporate Secretary (Michael P. Donaldson) of the business to be brought before the annual meeting. To be timely with respect to our 2026 annual meeting of stockholders, notice given by a stockholder shall be delivered to our Corporate Secretary at our principal executive offices at 1111 Bagby, Sky Lobby 2, Houston, Texas 77002, no earlier than the close of business on November 28, 2025 and no later than the close of business on December 29, 2025.

The notice shall set forth the information required by Article II, Section 3 of our bylaws, including, but not limited to, (1) a brief description of the business desired to be brought before the annual meeting, (2) the reasons for conducting such business at the annual meeting, (3) any material interest of such stockholder in such business, (4) the text of the proposal or business (including the text of any resolutions proposed for consideration), (5) such stockholder’s name and address, as such information appears on our books, (6) the number of shares of our Common Stock which are directly or indirectly beneficially owned by the stockholder, (7) all other direct or indirect interests of such stockholder in our Common Stock (including derivative and “short” interests) and (8) any arrangement pursuant to which such stockholder has a right to vote any shares of our Common Stock.

70 EOG RESOURCES, INC.

General

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the accompanying form of proxy.

By Order of the Board of Directors,

MICHAEL P. DONALDSON
Corporate Secretary

Houston, Texas

March 28, 2025

2025 PROXY STATEMENT 71

Annex A

EOG Resources, Inc.

Direct and All-In After-Tax Rate of Return (ATROR)

The calculation of EOG’s direct after-tax rate of return (ATROR) is based on EOG’s net estimated recoverable reserves for a particular well(s) or play, the estimated net present value of the future net cash flows from such reserves (for which EOG utilizes certain assumptions regarding future commodity prices and operating costs) and EOG’s direct net costs incurred in drilling or acquiring such well(s). As such, EOG’s direct ATROR for a particular well(s) or play cannot be calculated from EOG’s consolidated financial statements. Our all-in ATROR for a particular well(s) or play also cannot be calculated from our consolidated financial statements.

Adjusted Net Income

In millions of USD (Unaudited)

EOG management uses this information for purposes of comparing its financial performance with the financial performance of other companies in the industry.

	2024

	Before Tax	Income Tax Impact	After Tax

Reported Net Income (GAAP)	8,218	(1,815)	6,403

Adjustments:

Gains on Mark-to-Market Financial Commodity and Other Derivative Contracts, Net	(204)	44	(160)

Net Cash Received from Settlements of Financial Commodity Derivative Contracts(1)	214	(46)	168

Less: Gains on Asset Dispositions, Net	(16)	3	(13)

Add: Certain Impairments	291	(57)	234

Less: Severance Tax Refund	(31)	7	(24)

Add: Severance Tax Consulting Fees	10	(2)	8

Less: Interest on Severance Tax Refund	(5)	1	(4)

Adjustments to Net Income	259	(50)	209

Adjusted Net Income (Non-GAAP)	8,477	(1,865)	6,612

(1)

Consistent with its customary practice, in calculating Adjusted Net Income (Non-GAAP), EOG adds to reported Net Income (GAAP) the total net cash received from settlements of financial commodity derivative contracts during such period. For the twelve months ended December 31, 2024, such amount was $214 million.

2025 PROXY STATEMENT A-1

EOG Resources, Inc.

Cash Flow from Operations and Free Cash Flow

In millions of USD (Unaudited)

EOG management uses this information for purposes of comparing its financial performance with the financial performance of other companies in the industry.

2024

Net Cash Provided by Operating Activities (GAAP)	12,143

Adjustments:

Changes in Components of Working Capital and Other Assets and Liabilities

Accounts Receivable	(101)

Inventories	(259)

Accounts Payable	36

Accrued Taxes Payable	(541)

Other Assets	(44)

Other Liabilities	(23)

Changes in Components of Working Capital Associated with Investing Activities	382

Cash Flow from Operations Before Changes in Working Capital (Non-GAAP)	11,593

Less:

Total Capital Expenditures (Non-GAAP)(a)	(6,226)

Free Cash Flow (Non-GAAP)	5,367

(a)	See below reconciliation of Total Expenditures (GAAP) to Total Capital Expenditures (Non-GAAP) for the twelve months ended December 31, 2024:

Total Expenditures (GAAP)	6,653

Less:

Asset Retirement Costs	2

Non-Cash Acquisition Costs of Unproved Properties	(85)

Acquisition Costs of Proved Properties	(33)

Acquisition Costs of Other Property, Plant and Equipment	(137)

Exploration Costs	(174)

Total Capital Expenditures (Non-GAAP)	6,226

A-2 EOG RESOURCES, INC.

EOG Resources, Inc.

ROCE

In millions of USD, except ratio data (Unaudited)

EOG management uses this information for purposes of comparing its financial performance with the financial performance of other companies in the industry.

	2024	2023	2022	2021	2020	2019

Interest Expense, Net (GAAP)	138	148	179	178	205

Tax Benefit Imputed (based on 21%)	(29)	(31)	(38)	(37)	(43)

After-Tax Net Interest Expense (Non-GAAP) - (a)	109	117	141	141	162

Net Income (Loss) (GAAP) - (b)	6,403	7,594	7,759	4,664	(605)

Adjustments to Net Income (Loss), Net of Tax (See Below Detail)(1)	209	(769)	321	364	1,455

Adjusted Net Income (Non-GAAP) - (c)	6,612	6,825	8,080	5,028	850

Total Stockholders’ Equity - (d)	29,351	28,090	24,779	22,180	20,302	21,641

Current and Long-Term Debt (GAAP) - (e)	4,752	3,799	5,078	5,109	5,816	5,175

Less: Cash	(7,092)	(5,278)	(5,972)	(5,209)	(3,329)	(2,028)

Net Debt (Non-GAAP) - (f)	(2,340)	(1,479)	(894)	(100)	2,487	3,147

Total Capitalization (GAAP) - (d) + (e)	34,103	31,889	29,857	27,289	26,118	26,816

Total Capitalization (Non-GAAP) - (d) + (f)	27,011	26,611	23,885	22,080	22,789	24,788

Average Total Capitalization (Non-GAAP) * - (g)	26,811	25,248	22,983	22,435	23,789

Return on Capital Employed (ROCE) (Non-GAAP) – Calculated Using:

GAAP Net Income (Loss) – [(a) + (b)] / (g)	24.3%	30.5%	34.4%	21.4%	-1.9%

Non-GAAP Adjusted Net Income – [(a) + (c)] / (g)	25.1%	27.5%	35.8%	23.0%	4.3%

*	Average for the current and immediately preceding year

(1)	Detail of adjustments to Net Income (Loss) (GAAP):

Year Ended December 31, 2024	Before Tax	Income Tax Impact	After Tax

Adjustments:

Add: Mark-to-Market Financial Commodity and Other Derivative Contracts Impact	10	(2)	8

Add: Certain Impairments	291	(57)	234

Less: Gains on Asset Dispositions, Net	(16)	3	(13)

Less: Severance Tax Refund	(31)	7	(24)

Add: Severance Tax Consulting Fees	10	(2)	8

Less: Interest on Severance Tax Refund	(5)	1	(4)

Total	259	(50)	209

Year Ended December 31, 2023	Before Tax	Income Tax Impact	After Tax

Adjustments:

Less: Mark-to-Market Financial Commodity Derivative Contracts Impact	(930)	200	(730)

Add: Certain Impairments	42	(6)	36

Less: Gains on Asset Dispositions, Net	(95)	20	(75)

Total	(983)	214	(769)

2025 PROXY STATEMENT A-3

EOG RESOURCES, INC.

Year Ended December 31, 2022	Before Tax	Income Tax Impact	After Tax

Adjustments:

Add: Mark-to-Market Financial Commodity Derivative Contracts Impact	481	(103)	378

Add: Certain Impairments	113	(31)	82

Less: Gains on Asset Dispositions, Net	(74)	17	(57)

Less: Severance Tax Refund	(115)	25	(90)

Add: Severance Tax Consulting Fees	16	(3)	13

Less: Interest on Severance Tax Refund	(7)	2	(5)

Total	414	(93)	321

Year Ended December 31, 2021	Before Tax	Income Tax Impact	After Tax

Adjustments:

Add: Mark-to-Market Financial Commodity Derivative Contracts Impact	514	(112)	402

Add: Certain Impairments	15	-	15

Less: Gains on Asset Dispositions, Net	(17)	9	(8)

Less: Tax Benefits Related to Exiting Canada Operations	-	(45)	(45)

Total	512	(148)	364

Year Ended December 31, 2020	Before Tax	Income Tax Impact	After Tax

Adjustments:

Less: Mark-to-Market Financial Commodity Derivative Contracts Impact	(74)	16	(58)

Add: Certain Impairments	1,868	(392)	1,476

Add: Losses on Asset Dispositions, Net	47	(10)	37

Total	1,841	(386)	1,455

A-4 EOG RESOURCES, INC.

Glossary of Terms

All-in finding cost — an internal calculation based on the aggregate direct and indirect capital expenditures associated with wells for which initial production commenced during the fiscal year and the forecasted estimated ultimate recovery of crude oil, NGLs and natural gas from such wells; calculation includes both EOG-operated wells and third party-operated (OBO) wells.

Bbl — barrel (of crude oil or natural gas liquids).

Boe — barrel of oil equivalent.

Capital efficiency — amount of capital expenditures necessary to replace base production decline and add new production in a calendar year.

Cash operating costs — LOE, G&A expense and GP&T expense.

Code — United States Internal Revenue Code of 1986, as amended from time to time.

CO2e — carbon dioxide equivalent.

DD&A — depreciation, depletion and amortization.

EEO-1 — Employment Information Report filed with the U.S. Equal Employment Opportunity Commission setting forth workforce demographic data, including data by job category, gender and race/ethnicity.

EPA — United States Environmental Protection Agency.

EUR — estimated ultimate recovery.

F&D — finding and development.

Flaring emissions intensity rate — metric tons of gross operated GHG emissions (Scope 1) related to flaring, on a CO2e basis, per MBoe of total gross operated U.S. production. Includes Scope 1 emissions reported to the EPA pursuant to the EPA GHGRP and emissions that are subject to the EPA GHGRP but are below the basin reporting threshold and would otherwise go unreported.

Free cash flow — cash provided by operating activities before changes in working capital less capital expenditures.

G&A — general and administrative.

GAAP — accounting principles generally accepted in the United States of America.

GHG — greenhouse gas.

GHG emissions intensity rate — metric tons of gross operated GHG emissions (Scope 1), on a CO2e basis, per MBoe of total gross operated U.S. production. Includes Scope 1 emissions reported to the EPA pursuant to the EPA GHGRP and emissions that are subject to the EPA GHGRP but are below the basin reporting threshold and would otherwise go unreported.

GHGRP — Greenhouse Gas Reporting Program.

GP&T — gathering, processing & transportation.

HH — Henry Hub.

LOE — lease operating expense.

MBoe — thousand barrels of oil equivalent.

MBoed — thousand barrels of oil equivalent per day.

Mcf — thousand cubic feet (of natural gas).

Methane emissions percentage — Mcf of gross operated methane emissions (Scope 1) per Mcf of total gross operated U.S. natural gas production. Includes Scope 1 emissions reported to the EPA pursuant to the EPA GHGRP and emissions that are subject to the EPA GHGRP but are below the basin reporting threshold and would otherwise go unreported.

2025 PROXY STATEMENT A-5

GLOSSARY OF TERMS

MM — millions.

NEO — named executive officer.

NGLs — natural gas liquids.

NYSE — New York Stock Exchange.

Oil recovery rate — the percentage of oil that is recovered from the total volume of spills (spills over one barrel).

Oil spill rate(s) — barrels of crude oil spilled (spills over one barrel) on a total and unrecovered basis, as applicable, per MBoe of total gross operated U.S. production.

ROCE — return on capital employed.

RSU(s) — restricted stock unit(s).

SARs — stock-settled stock appreciation rights.

SEC — United States Securities and Exchange Commission.

Severity index rate — an internally defined metric utilized to track incidents based on the severity and duration of the injury for U.S. operations.

Total recordable incident rate — recordable incidents (job-related incidents or injuries that require medical treatment beyond first aid or cause death, days away from work, restricted work, transfer to another job, or loss of consciousness) per 200,000 hours worked for U.S. operations.

TSR — total stockholder return.

USD — United States dollar.

Wellhead gas capture rate — the percentage by volume of wellhead natural gas captured upstream of low-pressure separation and/or storage equipment such as vapor recovery towers and tanks.

WTI — West Texas Intermediate.

A-6 EOG RESOURCES, INC.

EOG RESOURCES, INC. 1111 BAGBY SKY LOBBY 2 HOUSTON, TX 77002 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 20, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/EOG2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed below in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 20, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to EOG Resources, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by EOG Resources, Inc. in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V65344-P22639 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY EOG RESOURCES, INC. The Board of Directors recommends a vote FOR each of the following nominees: 1. To elect eight directors of the Company to hold office until the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified. For Against Abstain Nominees: 1a. Janet F. Clark 1b. Charles R. Crisp 1c. Robert P. Daniels 1d. Lynn A. Dugle 1e. C. Christopher Gaut 1f. Michael T. Kerr 1g. Julie J. Robertson 1h. Ezra Y. Yacob The Board of Directors recommends a vote FOR each of the following proposals: 2. To ratify the appointment by the Audit Committee of the Board of Directors of Deloitte & Touche LLP, independent registered public accounting firm, as auditors for the Company for the year ending December 31, 2025. 3. To approve, by non-binding vote, the compensation of the Company’s named executive officers. For Against Abstain IMPORTANT: Please date this proxy and sign exactly as your name appears above. If stock is held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and others signing in a representative capacity, please give your full titles. If a corporation, please sign in full corporate name by president or other duly authorized officer. If a partnership, please sign in partnership name by duly authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

2025 Annual Meeting of Stockholders Wednesday, May 21, 2025 2:00 P.M. (Central Time) Virtually at: www.virtualshareholdermeeting.com/EOG2025 Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders To Be Held on May 21, 2025: The Notice of Annual Meeting of Stockholders, 2025 Proxy Statement and 2024 Annual Report are available at www.proxyvote.com. EOG RESOURCES, INC. 2025 ANNUAL MEETING OF STOCKHOLDERS May 21, 2025 The enclosed form of proxy is solicited by the Board of Directors of EOG Resources, Inc. The undersigned stockholder of EOG Resources, Inc., a Delaware corporation (the “Company”), by signing this proxy, hereby revokes all prior proxies and appoints Michael P. Donaldson and Amos J. Oelking, III with full power of substitution, as true and lawful agents and proxies to represent the undersigned at the 2025 Annual Meeting of Stockholders to be held on Wednesday, May 21, 2025, at 2:00 P.M., Central Time, and at any adjournments thereof, and to vote all the shares of common stock of the Company held of record by the undersigned at the close of business on March 24, 2025. The Board of Directors recommends a vote “FOR” each of the nominees for directors and “FOR” Items 2 and 3, as set forth on the reverse side. SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES FOR DIRECTORS AND “FOR” ITEMS 2 AND 3, AND, IN THE DISCRETION OF THE AGENTS AND PROXIES, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF. (Continued and to be signed on reverse side) V65345-P22639